UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

SCHEDULE 14-A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Safeway Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SAFEWAY INC.

5918 Stoneridge Mall Road

Pleasanton, CA 94588-3229

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Safeway Inc., a Delaware corporation (the “Company”), will be held at the corporate offices of Safeway Inc., 5918 Stoneridge Mall Road, Pleasanton, California, on Wednesday, May 16, 2007 at 1:30 p.m. Pacific time for the following purposes:

1.	To elect nine directors of the Company to serve for a term of one year and until their successors are elected and qualified;

2.	To consider and vote upon the approval of the Safeway Inc. 2007 Equity and Incentive Award Plan;

3.	To consider and vote upon the approval of the Amended and Restated Capital Performance Bonus Plan for Executive Officers and Key Employees of Safeway Inc.;

4.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2007;

5.	To consider and vote upon five stockholder proposals, if properly presented at the Annual Meeting, which are opposed by the Board of Directors; and

6.	To transact such other business as may properly come before the meeting and any adjournments or postponements.

Only stockholders of record at the close of business on March 19, 2007 will be entitled to receive this notice and to vote at the Annual Meeting. A complete list of stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder present at the Annual Meeting and, for any purpose relevant to the Annual Meeting, during ordinary business hours for at least ten days prior to the Annual Meeting, at the corporate offices of the Company at the address indicated above.

Whether or not you plan to attend the Annual Meeting in person, we urge you to ensure your representation by voting by proxy as promptly as possible. You may vote by completing, signing, dating and returning the enclosed proxy card by mail, or you may vote by telephone or electronically through the Internet, as further described on the proxy card. A return envelope, which requires no postage if mailed in the United States, has been provided for your use. If you attend the Annual Meeting and inform the Secretary of the Company in writing that you wish to vote your shares in person, your proxy will not be used.

By Order of the Board of Directors,

ROBERT A. GORDON

Secretary

Pleasanton, California

Dated: April 4, 2007

SAFEWAY INC.

5918 Stoneridge Mall Road

Pleasanton, CA 94588-3229

PROXY STATEMENT

This Proxy Statement is furnished to the stockholders on behalf of the Board of Directors of Safeway Inc., a Delaware corporation (“Safeway” or the “Company”), in connection with the solicitation by the Board of Directors of proxies for use at the Annual Meeting of Stockholders of the Company, to be held at the corporate offices of Safeway Inc., 5918 Stoneridge Mall Road, Pleasanton, California on Wednesday, May 16, 2007 at 1:30 p.m. Pacific time and at any adjournments or postponements. It is anticipated that the mailing to stockholders of this Proxy Statement and the enclosed proxy card will commence on April 4, 2007.

Only stockholders of record at the close of business on March 19, 2007 (the “Record Date”) will be entitled to vote at the meeting. At the close of business on that date, there were 441,131,779 shares of Common Stock issued and outstanding and entitled to vote. Each such issued and outstanding share of Common Stock is entitled to one vote. A majority of the issued and outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting will constitute a quorum for the transaction of business.

Voting

If shares are not voted in person, they cannot be voted on your behalf unless a proxy is given. Subject to the limitations described below, you may vote by proxy:

(i)	by completing, signing and dating the enclosed proxy card and mailing it promptly in the enclosed envelope;
(ii)	by telephone; or
(iii)	electronically through the Internet.

Voting by Proxy Card.    Each stockholder may vote by proxy by using the enclosed proxy card. When you return a proxy card that is properly signed and completed, the shares of Common Stock represented by your proxy will be voted as you specify on the proxy card. If you own Common Stock through a broker, bank or other nominee that holds Common Stock for your account in a “street name” capacity, you should follow the instructions provided by your nominee regarding how to instruct your nominee to vote your shares.

Voting by Telephone or Through the Internet.    If you are a registered stockholder (that is, if you own Common Stock in your own name and not through a broker, bank or other nominee that holds Common Stock for your account in a “street name” capacity), you may vote by proxy by using either the telephone or Internet methods of voting. Proxies submitted by telephone or through the Internet must be received by 9 p.m., Pacific time, on May 15, 2007. Please see the proxy card provided to you for instructions on how to access the telephone and Internet voting systems. If your shares of Common Stock are held in “street name” for your account, your broker, bank or other nominee will advise you whether you may vote by telephone or through the Internet.

For those stockholders who are participants in any of Safeway’s 401(k) plans, the enclosed proxy card also serves as a voting instruction to the 401(k) Plan Trustee for the Safeway shares held in the 401(k) plans as of the Record Date, provided that instructions are furnished over the Internet or by telephone by 6 a.m., Pacific time, on May 14, 2007, or that the proxy card is signed, returned and received by 6 a.m., Pacific time, on May 14, 2007.

Votes cast at the Annual Meeting will be tabulated by the persons appointed by the Company to act as inspectors of election for the Annual Meeting. Shares represented by any proxies marked with abstentions or represented by any “broker non-votes” (as described in the next paragraph) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

Broker non-votes occur when a broker, bank or other nominee holding shares for your account does not vote on a particular matter because the nominee does not have discretionary authority to vote on such matter and has not received voting instructions from you.

In uncontested elections of directors, such as this election, each director must be elected by a majority of the votes cast by the shares present in person or represented by proxy and entitled to vote. Similarly, a majority of the votes cast by the shares present in person or represented by proxy and entitled to vote is required for approval of all of the other proposals properly submitted for consideration at the Annual Meeting. A “majority of the votes cast” means that the number of votes cast “for” a director candidate or proposal must exceed the number of votes cast “against” that candidate or proposal. In accordance with the Company’s Bylaws, other than with regard to Proposal 2, for purposes of determining the outcome of the election of directors or any proposal, shares represented by proxies reflecting abstentions or broker non-votes will be treated as not present and not entitled to vote with respect to such election or proposal. In light of the foregoing considerations, any abstentions or broker non-votes will not affect the election of any candidate or the approval or rejection of any proposal (other than with regard to Proposal 2). With regard to Proposal 2, pursuant to New York Stock Exchange (“NYSE”) rules, abstentions are treated as present and entitled to vote and have the effect of votes cast against Proposal 2. Further, the total votes cast on Proposal 2 must represent at least a majority of all outstanding shares entitled to vote on Proposal 2. With respect to the Annual Meeting this year, the NYSE has confirmed to us that, under its rules, brokers, banks and other nominees will have discretionary authority to vote on Proposals 1, 3 and 4, but not on Proposals 2, 5, 6, 7, 8 and 9.

Revocation of Proxy

A stockholder giving a proxy pursuant to the present solicitation may revoke it at any time before it is exercised by giving a subsequent proxy or by delivering to the Secretary of the Company a written notice of revocation prior to the voting of the proxy at the Annual Meeting. If you attend the Annual Meeting and inform the Secretary of the Company in writing that you wish to vote your shares in person, your proxy will not be used. If you receive two or more proxy cards, please vote with respect to each in accordance with the procedures described thereon to ensure all of the shares are represented. All shares represented by each properly completed and unrevoked proxy will be voted unless the proxy is mutilated or otherwise received in such form or at such time as to render it unusable. All shares properly voted in accordance with the procedures set forth in this Proxy Statement and the accompanying proxy card will be voted in accordance with your instructions.

Solicitation of Proxies

The cost of this solicitation will be borne by the Company. Solicitation will be made by mail, by telecopy and telephone and personally by a few officers and regular employees of the Company who will not receive additional compensation for such solicitation. Brokers, banks and other nominees will be reimbursed for out-of-pocket expenses incurred in obtaining proxies or authorizations from the beneficial owners of the Common Stock. In addition, the Company has retained Georgeson Inc. to assist in the solicitation for a fee of $18,000 plus customary expenses.

Annual Meeting Admission

You are entitled to attend the Annual Meeting only if you were a Safeway stockholder or joint holder as of the close of business on March 19, 2007 or you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. In addition, if you are a stockholder of record or hold your shares through a Safeway benefit plan, your name will be verified against the list of stockholders of record or plan participants as of the Record Date prior to your being admitted to the Annual Meeting. If you are not a stockholder of record but hold shares through a broker, bank or other nominee (i.e., in “street name”), you should provide proof of your beneficial ownership as of the Record Date, such as your most recent account statement prior to March 19, 2007, a copy of the voting instruction card provided by your broker, bank or other nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the Annual Meeting.

The meeting will begin promptly at 1:30 p.m., Pacific time. Check-in will begin at 12 p.m., Pacific time, and you should allow ample time for the check-in procedures.

Other Matters

The purpose of the meeting and the matters to be acted upon are set forth in the foregoing attached Notice of Annual Meeting of Stockholders. As of the date of this Proxy Statement, management knows of no other business to be presented for consideration at the Annual Meeting. However, if any such other business shall properly come before the Annual Meeting, votes will be cast pursuant to properly submitted proxies in respect of any such other business in accordance with the best judgment of the persons acting under said proxies.

Electronic Delivery of Proxy Materials and Annual Report

The Notice of Annual Meeting and Proxy Statement are available on our Web site at www.safeway.com. Instead of receiving future copies of the Annual Report and Proxy Statement by mail, stockholders can elect to receive an e-mail which will provide electronic links to these documents. Opting to receive your proxy materials online will save us the cost of producing and mailing documents to your home or business, and also will give you an electronic link to the proxy voting site.

Stockholders of Record.    If you vote on the Internet at www.computershare.com/expressvote, simply follow the prompts for enrolling in the electronic proxy delivery service. You also may enroll in the electronic proxy delivery service at any time in the future by going directly to www.computershare.com/us/ecomms and following the Vote by Internet instructions.

Beneficial Stockholders.    If you hold your shares in “street name,” you also may have the opportunity to receive copies of the Annual Report and Proxy Statement electronically. Please check the information provided in the proxy materials mailed to you by your broker, bank or other nominee regarding the availability of this service.

Householding of Annual Meeting Materials

Some banks, brokers and other nominees may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Annual Report and Proxy Statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you contact us at the following address or telephone number: Investor Relations, Safeway Inc., 5918 Stoneridge Mall Road, Pleasanton, California 94588, telephone: 925-467-3790. If you want to receive separate copies of the annual report or proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us at the above address or telephone number.

Forward-Looking Statements

This Proxy Statement contains “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995). These statements are based on our current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken by us. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the risk factors in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 30, 2006 and in our periodic reports on Form 10-Q and Form 8-K.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

The Board of Directors of the Company adopted Corporate Governance Guidelines (the “Guidelines”) to assist in the exercise of its responsibilities in serving the best interests of the Company and its stockholders. The Guidelines address such matters as director qualification standards, director independence, duties of the Lead Independent Director, size of the Board, selection of new directors, sessions of non-management directors, director compensation, Board access to senior management and independent advisors, stock ownership guidelines and the annual self-evaluation process. A complete copy of the Guidelines is available on the Company’s Web site at www.safeway.com/investor_relations, or in print to any stockholder by calling 925-467-3790.

Director Independence

As part of the Guidelines, the Board approved Director Independence Standards to assist in determining each director’s “independence.” Safeway’s Director Independence Standards are in addition to and go beyond the “independent director” standards established by the NYSE. Safeway’s Director Independence Standards are as follows:

(a)	A director will not be deemed independent if he or she has any of the following relationships:

(i) the director is, or has been within the preceding eight years, employed by Safeway;

(ii) the director has received, during the current calendar year or any of the three immediately preceding calendar years, remuneration of more than $100,000 in any such calendar year for service by the director as an advisor, consultant or legal counsel to Safeway or to an executive officer of Safeway;

(iii) the director holds more than 5% of the equity of an entity that has received, during the current calendar year or any of the three immediately preceding calendar years, remuneration of more than $100,000 in any such calendar year for service as an advisor, consultant or legal counsel to Safeway or to an executive officer of Safeway;

(iv) the director is employed or self-employed (other than as a director) by an entity that has received, during the current calendar year or any of the three immediately preceding calendar years, remuneration of more than $100,000 in any such calendar year for service as an advisor, consultant or legal counsel to Safeway or to an executive officer of Safeway;

(v) the director has a personal services contract(s) with Safeway, which results in payments of more than $100,000 during the current or preceding calendar year;

(vi) the director has received, during any 12-month period within the last three years, more than $100,000 in direct compensation from Safeway, other than for former service as an interim Chairman or Chief Executive Officer or other executive officer;

(vii) an immediate family member1 of the director has received, during any 12-month period within the last three years, more than $100,000 in direct compensation from Safeway for serving as an executive officer of Safeway;

(viii) an immediate family member of the director was employed by Safeway as an executive officer within the preceding eight years;

(ix) (A) the director or an immediate family member is a current partner of a firm that is Safeway’s internal or external auditor; (B) the director is a current employee of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and who participates in the

[1]

“Immediate family member” means spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and anyone (other than employees) sharing a person’s home.

firm’s audit, assurance or tax compliance (but not tax planning) practice; or (D) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on Safeway’s audit within that time;

(x) a present Safeway executive officer is or was within the past three years on the board of directors of a company which employed the Safeway director or an immediate family member of the director as an executive officer at the same time;

(xi) a Safeway director is a current employee, director, partner and/or holder of a greater than 5% equity interest, or an immediate family member is an executive officer, of another company which, during any of the last three fiscal years, received payments from Safeway, or made payments to Safeway, or was indebted to Safeway, or to which Safeway was indebted, and such payments were more than the greater of $1,000,000 or 1% of the other entity’s consolidated annual gross revenues, or the total amount of either company’s indebtedness to the other is greater than $1,000,000 or 1% of the total consolidated assets of such company; or

(xii) a Safeway director serves as an officer, director or trustee of a charitable organization, and Safeway’s discretionary charitable contributions to the organization, in any of the three preceding fiscal years, were greater than the lesser of $500,000 or 1% of that organization’s total annual charitable receipts.

(b)	For relationships covered by the guidelines in subsection (a) above, compensation received by a director as a director of Safeway (including director and committee fees) and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service) shall not be considered in determining independence. Further, the fact that a director of Safeway also serves as a director of one or more of Safeway’s subsidiaries shall not be considered in determining independence, provided that such director is otherwise independent with regard to such subsidiary or subsidiaries in accordance with the guidelines in subsection (a) above and other applicable rules and regulations.

(c)	For relationships not covered by the guidelines in subsection (a) above, the determination of whether the relationship is material or not, and therefore whether the director would be independent or not, shall be made by the directors who satisfy the independence guidelines set forth in subsection (a) above. The Company will specifically explain in its annual proxy statement the basis for any board determination that a relationship was immaterial despite the fact that it did not meet the categorical standards of materiality set forth in subsection (a) above.

(d)	References to Safeway in the described standards include any parent or subsidiary in a consolidated group with Safeway.

(e)	References to the director in subsections (ii), (iii), (iv), (v) and (xii) of subsection (a) include immediate family members of the director.

The Board has affirmatively determined that each of Ms. Grove, Ms. Stirn, and Messrs. Hazen, Gyani, MacDonnell, Mackenzie, Tauscher and Viault has no material relationship with Safeway and is independent under Safeway’s Director Independence Standards and the “independent director” standards of the NYSE. In its determination of independence, the Board evaluated the facts and circumstances relating to the following transactions:

(a) In May 1998, the Company made a loan in the amount of $133,070, which accrues interest at a rate of 5.75% per annum, to Mr. Tauscher in connection with his purchase of shares of Safeway Common Stock pursuant to the mandatory stock ownership requirement of the 1999 Amended and Restated Equity Participation Plan of Safeway Inc. (the “1999 Equity Plan”) then in effect. As of December 30, 2006, the principal amount of the loan, plus accrued interest totaling $82,695, remained outstanding. In light of the relative insignificant amount of such loan in comparison to the individual net worth of Mr. Tauscher, and the fact that the loan was entered into on arms-length terms at an interest rate commensurate with those prevailing at the time, the Board has concluded that this relationship is immaterial and does not impair the independence of Mr. Tauscher. This loan was granted prior to the implementation of the Sarbanes-Oxley Act of 2002, and it has not been modified or renewed. Thus, the loan is expressly exempted from the prohibitions of Section 402(a) of the Sarbanes-Oxley Act.

(b) Mr. Gyani is a member of the board of directors of Union BanCal Corporation, which operates through its banking subsidiary, Union Bank of California (of which Mr. Gyani is also a board member). Safeway did business with Union Bank of California in fiscal years 2004, 2005 and 2006. Mr. Gyani is not an employee of either such entity, nor does Mr. Gyani receive any compensation from Union BanCal Corporation or Union Bank of California other than compensation as a director of each of such entities. The Board reviewed the payments made to, and received from, Union Bank of California during fiscal years 2004, 2005 and 2006 and determined that such amounts were immaterial pursuant to its Director Independence Standards and the “independent director” standards of the NYSE.

(c) Mr. Viault is a member of the board of directors of Cadbury Schweppes, PLC and Newell Rubbermaid Inc., entities with which Safeway did business in fiscal years 2004, 2005 and 2006. Mr. Viault is not an employee of either such entity, nor does Mr. Viault receive any compensation from Cadbury Schweppes or Newell Rubbermaid other than compensation as a director of each of such entities. The Board reviewed the payments made to, and received from, each of Cadbury Schweppes and Newell Rubbermaid during fiscal years 2004, 2005 and 2006 and determined that such amounts were immaterial pursuant to its Director Independence Standards and the “independent director” standards of the NYSE.

(d) Mr. Mackenzie owns one-half of a partnership that owns one-third of Bear Valley Alpine Ski Company, an entity that paid less than $50 in 2006 to Blackhawk Network, Inc., a subsidiary of the Company. The Board determined that such amounts were immaterial pursuant to its Director Independence Standards and the “independent director” standards of the NYSE.

Lead Independent Director

The Guidelines provide that the Company’s independent directors will elect annually a Lead Independent Director to perform certain functions. The independent directors elected Paul Hazen to serve as the Lead Independent Director for 2007. In addition to the duties all Board members have, the specific responsibilities of the Lead Independent Director include:

(a)	Presiding at all meetings of the Board at which the Board’s Chairman is not present, including executive sessions of the independent directors;
(b)	Serving as a liaison between the Chairman and the independent directors;
(c)	Approving and including information sent to the Board and working to ensure that the directors have information necessary to perform their duties;
(d)	Approving agendas for meetings of the Board and its committees (if the Lead Independent Director directs that an item(s) be included on the agenda, such item(s) will be included);
(e)	Approving schedules for Board meetings to assure that there is sufficient time for discussion of all agenda items;
(f)	Having the authority to call meetings of the independent directors;
(g)	Recommending to the Chairman the retention of consultants, as necessary, who report directly to the Board;
(h)	Assisting the Board or the Nominating and Corporate Governance Committee, as appropriate, and the Company’s executives in assuring compliance with and implementation of the Guidelines;
(i)	Coordinating, developing the agenda for, and moderating executive sessions of the Board’s independent directors;

(j)	Evaluating, along with the members of the Executive Compensation Committee and the Board, the performance of the Chief Executive Officer and Chief Financial Officer, and meeting with such officers to discuss the Board’s evaluations;
(k)	Recommending to the Chairman of the Nominating and Corporate Governance Committee the membership of the various Board committees, as well as selection of the committees’ chairs;
(l)	If requested by large stockholders, ensuring that he/she is available for consultation and direct communication; and
(m)	Such other duties and rights as the Board may from time to time authorize.

In performing the duties described above, the Lead Independent Director is expected to consult with and solicit the participation of the chairs of the appropriate Board committees. The Lead Independent Director has authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

Interested Party Communications with Directors

The Board of Directors has adopted a policy and procedures for receiving communications from interested parties of the Company. Any interested party may send written correspondence to the Board, the Lead Independent Director, a committee of the Board, the non-management directors or any individual director in his or her capacity as such. The correspondence should be sent to the attention of the General Counsel and include the following information: the name; mailing address; and telephone number of the interested party sending the communication, and, if the interested party is a stockholder of the Company, the number of Company securities owned by the stockholder and, if the stockholder is not the record owner of the Company stock, the name of the record owner. The General Counsel will forward correspondence not more suitably directed to management to the Board, the Lead Independent Director, committee or individual director(s), as appropriate. The General Counsel will log and prepare a summary of all correspondence that is not forwarded to the Board, committee or individual director(s) and will make such log available to the Board.

Board Meetings and Committees

The Board of Directors held five meetings in fiscal 2006. Each director attended 75% or more of the total number of Board meetings and meetings of Board committees on which the director served during the time such director served on the Board or committees. Each director is expected to attend in person Safeway’s Annual Meeting of Stockholders, absent extraordinary circumstances. All nine directors attended the 2006 Annual Meeting. In 2006 the Board of Directors had the following standing committees: Audit Committee; Executive Compensation Committee; Nominating and Corporate Governance Committee; Executive Committee; and the Committee on Strategic Initiatives. The Board has affirmatively determined that each member of the Audit, Compensation and Nominating and Corporate Governance committees has no material relationship with Safeway and is “independent” under Safeway’s Director Independence Standards and the “independent director” standards of the NYSE currently in effect.

Audit Committee:  Mohan Gyani, Chair; Janet E. Grove; Robert I. MacDonnell; and Rebecca A. Stirn. The functions of the Audit Committee include selecting, evaluating and, where appropriate, replacing independent auditors employed by the Company; conferring with the independent auditors regarding their audit of the Company and the independent auditors’ opinions; meeting with the independent auditors and management to review and discuss the Company’s annual and quarterly financial statements, including the Company’s specific disclosure under management’s discussion and analysis; approving the audit and non-audit services of such auditors and other terms of their engagement; considering the adequacy of internal financial controls and the results of fiscal policies and financial management of the Company; meeting with the Company’s internal auditors; reviewing with the independent and internal auditors the results of their examinations; recommending changes in financial policies or procedures as suggested by the auditors; and preparing the report that is required by Securities and Exchange Commission (“SEC”) rules to be included in this Proxy Statement. During fiscal 2006, the Audit Committee held eight meetings.

The Report of the Audit Committee is included herein. The Audit Committee has a charter which is available at www.safeway.com/investor_relations, or in print to any stockholder by calling 925-467-3790.

Audit Committee Financial Expert:  Pursuant to Section 407 of the Sarbanes-Oxley Act, the SEC has adopted rules requiring companies to disclose whether the Company’s Audit Committee has at least one “audit committee financial expert,” as that term is defined in SEC rules. The Board of Directors has determined that each of Mohan Gyani and Robert I. MacDonnell qualifies as an “audit committee financial expert” and that each of them is “independent,” as noted above.

Executive Compensation Committee:  Raymond G. Viault, Chair; Paul Hazen; Robert I. MacDonnell; Rebecca A. Stirn; and William Y. Tauscher. The Executive Compensation Committee reviews and approves the Company’s goals and objectives relevant to compensation of executive officers, stays informed as to market levels of compensation and, based on evaluations submitted by management, sets compensation levels for the Company’s executive officers that correspond to the Company’s goals and objectives. With respect to the Executive Vice Presidents, the Chief Executive Officer assesses the individual performance of each such executive and proposes base salaries for each. The Executive Compensation Committee then sets these salaries. The Executive Compensation Committee also evaluates the Company’s goals and objectives relevant to the Chief Executive Officer’s compensation, evaluates the Chief Executive Officer’s performance in light of those goals and objectives and makes a recommendation to the Board regarding the Chief Executive Officer’s base salary for the next fiscal year. The Executive Compensation Committee makes recommendations to the Board with respect to incentive compensation plans and equity-based plans. In addition, it approves grants of stock options and other equity awards to the Company’s executive officers, including the Chief Executive Officer, in accordance with Rule 16b-3 under the Securities Exchange Act of 1934 (“Rule 16b-3”). The Executive Compensation Committee also adopts performance goals with respect to performance-based compensation for executive officers, including the Chief Executive Officer, and certifies whether performance goals are met before performance-based compensation is paid to executive officers in accordance with Section 162(m) of the Internal Revenue Code of 1986 (the “Code”). The Executive Compensation Committee is also responsible for administering the 1999 Equity Plan and will be responsible for administering the 2007 Equity and Incentive Award Plan, if approved by the Company’s stockholders. The Committee is also responsible for evaluating and recommending to the Board the compensation of the directors of the Company. During fiscal 2006, the Executive Compensation Committee held four meetings.

The Executive Compensation Committee participates in the preparation of the Compensation Discussion and Analysis for inclusion in this Proxy Statement and the Company’s Annual Report on Form 10-K and also produces a Compensation Committee Report for inclusion in this Proxy Statement, each in accordance with applicable rules and regulations. The Executive Compensation Committee performs any other action required to be performed by a committee or subcommittee of “non-employee directors” (pursuant to Rule 16b-3) and “outside directors” (pursuant to Section 162(m) of the Code).

During 2006 the Executive Compensation Committee engaged Towers Perrin, an independent global human resources consulting firm, to conduct a comprehensive review of the Company’s current executive compensation programs and the processes that the Executive Compensation Committee and management use in administering such programs. In its review, Towers Perrin focused on the Committee’s charter and its overall responsibilities to the Company’s Board of Directors and its stockholders. The review was intended to provide the Committee with an assessment of the effectiveness of the Company’s current executive compensation programs in meeting the Company’s overall executive compensation objectives and to identify any modifications that might be warranted in light of the Committee’s objectives, the Company’s business needs and/or current and emerging expectations with respect to corporate governance. Also during 2006, the Executive Compensation Committee engaged Towers Perrin to conduct a competitive analysis of the Company’s non-employee director compensation program. Towers Perrin analyzed the following compensation elements: Board retainers and meeting fees; retainers and meeting fees for committee chairs and members; and equity compensation for Board members. The Executive Compensation Committee has authority under its charter to retain, approve fees for and terminate advisors, consultants and agents as it deems necessary to assist in the fulfillment of its responsibilities. The Executive Compensation Committee reviews annually the total fees paid to outside consultants to ensure they maintain their objectivity and independence when rendering advice to the Committee.

The report of the Executive Compensation Committee is included in this Proxy Statement. The Executive Compensation Committee has a charter which is available at www.safeway.com/investor_relations, or in print to any stockholder by calling 925-467-3790.

Nominating and Corporate Governance Committee:  Paul Hazen, Chair; Janet E. Grove; Mohan Gyani; and Raymond G. Viault. The functions of the Nominating and Corporate Governance Committee are to propose nominees for election to the Board of Directors and consider the qualifications of director nominees, including any stockholders’ nominees. The Nominating and Corporate Governance Committee recommended to the Board the slate of directors for election at this Annual Meeting. Other duties and responsibilities of the Nominating and Corporate Governance Committee include: reviewing proposals submitted by stockholders; annually, along with non-management members of the Board, evaluating the performance of the Chairman and Chief Executive Officer; assessing the size and composition of the Board and its committees; overseeing the annual evaluation of the Board; and making recommendations to the Board regarding matters such as the Company’s Certificate of Incorporation, Bylaws, Corporate Governance Guidelines and the charters of the Board committees. During fiscal 2006, the Nominating and Corporate Governance Committee held two meetings.

The Nominating and Corporate Governance Committee has a charter which is available on the Company’s Web site at www.safeway.com/investor_relations, or in print to any stockholder by calling 925-467-3790.

Executive Committee:  Steven A. Burd, Chair; Paul Hazen; Robert I. MacDonnell; and William Y. Tauscher. The Executive Committee was established in June 2004 to provide a forum for regular communication between the Company’s Chief Executive Officer and the Board in addition to the regularly scheduled Board meetings. The Executive Committee has the authority to exercise the power of the Board, except as prohibited by Delaware law, or except as is more appropriately within the duties of the Audit Committee, the Executive Compensation Committee or the Nominating and Corporate Governance Committee of the Board. During fiscal 2006, the Executive Committee held three meetings.

Committee on Strategic Initiatives:  Douglas J. Mackenzie, Chair; Mohan Gyani; Paul Hazen; and William Y. Tauscher. The Committee on Strategic Initiatives was established in October 2005 for purposes of providing strategic advice and oversight with respect to new business ventures. During fiscal 2006, the Committee on Strategic Initiatives held three meetings.

Non-Management Executive Sessions:  The non-management directors meet in executive session on a periodic basis, but no less than two times a year, without management directors or management present. The Lead Independent Director presides at these meetings. In his absence, the non-management directors select a director to preside over the meeting at the beginning of the executive session. During fiscal 2006, the non-management directors held two executive sessions. The Lead Independent Director, Paul Hazen, acted as Chairman of each of those sessions.

Executive Compensation Committee Interlocks and Insider Participation

The Executive Compensation Committee is comprised entirely of independent directors. Please see the discussion regarding Mr. Tauscher’s outstanding loan to the Company under “Corporate Governance Principles and Board Matters – Director Independence” earlier in this Proxy Statement.

Consideration of Board Nominees

The Board of Directors has adopted a process for identifying and evaluating director nominees. The Nominating and Corporate Governance Committee may consider candidates recommended by professional search firms, board members, stockholders or other sources. The Nominating and Corporate Governance

Committee will consider candidates for director recommended by any stockholder who is and has been for a period of at least six months the beneficial owner of more than 1% of the outstanding shares of Safeway Common Stock. Candidates nominated by stockholders will be evaluated in the same manner as any candidate identified by a member of the Nominating and Corporate Governance Committee. In evaluating such nominations, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board. The Nominating and Corporate Governance Committee will preliminarily review each potential candidate’s qualifications in light of the Company’s standards for overall structure and composition of the Board and the minimum director qualifications, as set forth in the Company’s Corporate Governance Guidelines and the charter of the Nominating and Corporate Governance Committee, and the candidate’s independence, as set forth in the Company’s Director Independence Standards and the “independent director” standards of the NYSE. Each director candidate must possess the fundamental qualities of intelligence, honesty, good judgment, high ethics and standards of integrity, fairness and responsibility. In evaluating the suitability of individual candidates, the Nominating and Corporate Governance Committee will consider a candidate’s education and professional background, experience as an officer or director of a publicly-held company, experience in corporate governance, expertise in a specific area of the Company’s operations and existing commitments to other businesses, as well as any other criteria deemed relevant by the Board. If the Nominating and Corporate Governance Committee determines, after a preliminary inquiry, that the potential candidate may be qualified, the Committee will conduct an investigation and interview the potential candidate, as necessary, to make an informed final determination. The Nominating and Corporate Governance Committee will select, by majority vote, the most qualified candidate or candidates, as the case may be, to recommend to the Board for approval as a director nominee.

Any nominations from stockholders should include the nominee’s name and qualifications for Board membership and should be addressed to the Corporate Secretary of the Company. Any stockholder who desires to recommend a candidate for nomination to the Board who would be considered for election at the Company’s 2008 Annual Meeting is strongly encouraged to do so no later than the date stockholder proposals satisfying the requirements of SEC Rule 14a-8 are due. (See “Stockholder Proposals for 2008 Proxy Statement” later in this Proxy Statement.)

Majority Vote Standard and Director Resignation Policy

On March 9, 2006, the Board of Directors approved an amendment to the Company’s Bylaws, which changed the vote standard for the election of directors in uncontested elections from a plurality standard to a “majority of the votes cast” standard. This means each director must be elected by a majority of the votes cast by the shares present in person or represented by proxy and entitled to vote. A “majority of the votes cast” means that the number of votes cast “for” a candidate for director must exceed the number of votes cast “against” that director. In a contested election (i.e., where the number of nominees exceeds the number of directors to be elected), the plurality vote standard remains in place.

In addition, the amendment incorporated into the Bylaws the substance of the director resignation policy the Board had adopted in 2005 as part of the Company’s Corporate Governance Guidelines. As so incorporated, the Bylaws provide that following any uncontested election, any incumbent director who did not receive a majority of the votes cast must tender his or her resignation to the Nominating and Corporate Governance Committee for consideration by the Board. (Under Delaware corporation law, any such incumbent director would ordinarily continue as a “holdover” director until his or her successor was elected and qualified.) Within 60 days after certification of the stockholder vote, the Nominating and Corporate Governance Committee must recommend to the Board the action to be taken with respect to the offer of resignation. The Board must act on the Committee’s recommendation within 90 days after certification of the stockholder vote. The Board must, within five business days after reaching its decision, publicly disclose the decision, including, if applicable, the reasons for not accepting a resignation offer, by filing with the SEC a Current Report on Form 8-K. If the Board were to accept all tendered resignations, resulting in the Company having fewer than three directors who were in office before the election, the Board may extend the 90-day period for an additional 90 days provided it concludes an extension would be in the Company’s best interests.

Any director who tenders his or her resignation pursuant to the aforementioned Bylaw provisions cannot participate in the Nominating and Corporate Governance Committee’s recommendation or the Board’s determination of whether to accept the resignation offer. If each member of the Nominating and Corporate Governance Committee receives a majority of “against” votes at the same stockholder meeting, the Board must appoint a committee of independent directors who did not receive a majority of “against” votes to consider the resignation offers and make the recommendations to the Board. If no independent directors receive a majority of the votes cast, the Board will act on the resignation offers, provided no director who has received a majority of “against” votes can participate in or vote on the decision whether to accept or reject such director’s resignation offer.

Policy Regarding Stockholder Rights Plan

In 2004 the Board of Directors adopted a policy stating that Safeway would submit any stockholder rights plan (also known as a “poison pill”) to a stockholder vote, subject only to the ability of the Board to act on its own to adopt a rights plan if the Board, exercising its fiduciary duties under Delaware law, determines such a submission would not be in the best interests of stockholders under the circumstances. If the Board adopts such a rights plan, it will expire unless ratified by the stockholders within one year of adoption. Safeway does not have a rights plan in place. The policy is contained in the Company’s Corporate Governance Guidelines, which are available at www.safeway.com/investor_relations, or in print to any stockholder by calling 925-467-3790.

Code of Business Conduct and Ethics

The Board of Directors has adopted a Code of Business Conduct and Ethics for directors, officers (including the Company’s principal executive officer, principal financial officer and principal accounting officer or controller) and employees to focus the Board and management on areas of ethical risk, provide guidance to personnel to help them recognize and deal with ethical issues, provide mechanisms to report unethical conduct and help foster a culture of honesty and accountability. The Company’s Code of Business Conduct and Ethics is available on the Company’s Web site at www.safeway.com/investor_relations, or in print to any stockholder by calling 925-467-3790.

Policy Regarding Stockholder Proposals that Receive a Majority Vote

The Board of Directors has adopted a policy that provides that the Nominating and Corporate Governance Committee initially will review and evaluate each stockholder proposal that receives a majority vote at an annual meeting. After such review, the Nominating and Corporate Governance Committee will make a recommendation to the Board of Directors as to how to proceed with respect to the proposal. The Board will review the recommendation of the Nominating and Corporate Governance Committee, make a determination as to whether to implement the proposal as presented, discuss the proposal further with the proponent and/or consider the proposal more in depth prior to making a determination. The policy is contained in the Company’s Corporate Governance Guidelines, which are available at www.safeway.com/investor_relations, or in print to any stockholder by calling 925-467-3790.

TRANSACTIONS WITH RELATED PERSONS

Please see the discussion regarding Mr. Tauscher’s outstanding loan to the Company under “Corporate Governance Principles and Board Matters – Director Independence” earlier in this Proxy Statement. The Board of Directors adopted the policy and procedures for the review, approval or ratification of “Related Party Transactions” described below in March 2007 and, as a result, the outstanding loan to Mr. Tauscher was not reviewed, approved or ratified pursuant to such policy and procedures.

Policy and Procedures for the Review, Approval or Ratification of Transactions with Related Persons

In March 2007, the Board of Directors adopted a written policy and procedures for the review, approval or ratification of “Related Party Transactions.” For purposes of the policy, a “Related Party Transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $120,000, and in which any Related Party had, has or will have a direct or indirect interest. The policy defines “Related Party” as:

•	any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company;
•	any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities;
•

any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner; and

•

any firm, corporation or other entity in which any of the foregoing persons is employed, is a general partner or principal or is in a similar position or in which such person has a 5% or greater beneficial ownership interest.

Under the policy, the Audit Committee reviews the relevant facts and circumstances of each Related Party Transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the Related Party’s interest in the transaction, and either approves or disapproves the Related Party Transaction. A Related Party Transaction may be consummated and continue only if the Audit Committee has approved or ratified such transaction in accordance with the guidelines set forth in the policy. If advance Audit Committee approval of a Related Party Transaction requiring the Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the Chair of the Audit Committee, subject to ratification of the transaction by the Committee at the Committee’s next regularly scheduled meeting; provided that if ratification is not forthcoming, management shall make all reasonable efforts to cancel or annul the transaction. No director may participate in the approval of a Related Party Transaction for which he or she is a Related Party. The Audit Committee has reviewed and pre-approved certain types of Related Party Transactions, which are deemed approved or ratified, as applicable, under the policy, including the following:

•	Compensation:

•	to an executive officer or director of the Company if the compensation is required to be reported in the Company’s proxy statement pursuant to Item 402 of Regulation S-K; or
•

to an executive officer of the Company, if such compensation would have been required to be reported under Item 402 of Regulation S-K as compensation earned for services to the Company if the executive was a “named executive officer” in the proxy statement and such compensation has been approved, or recommended to the Company’s Board of Directors for approval, by the Executive Compensation Committee.

•	Transactions that are in the Company’s ordinary course of business and where the interest of the Related Party arises only:

•	from the Related Party’s position as a director of another corporation or organization that is a party to the transaction;
•

from the direct or indirect ownership by such Related Party and all other Related Parties, in the aggregate, of less than a 5% equity interest in another person (other than a partnership) which is a party to the transaction;

•	from both such positions and ownership described above; or
•

from the Related Party’s position as a limited partner in a partnership in which the Related Party and all other Related Parties, in the aggregate, have an interest of less than 5%, and the Related Party is not a general partner of and does not have another position in the partnership.

•

Transactions that are in the Company’s ordinary course of business and where the interest of the Related Party arises solely from the ownership of a class of equity securities in the Company and all holders of such class of equity securities of the Company will receive the same benefit on a pro rata basis.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of Safeway’s outstanding Common Stock as of March 19, 2007 by (i) each of Safeway’s directors, (ii) each of the named executive officers, (iii) all executive officers and directors of Safeway as a group, and (iv) each person believed by Safeway to own beneficially more than 5% of its outstanding shares of Common Stock. Except as indicated by the notes to the following table, the holders listed below have sole voting power and investment power over the shares beneficially held by them.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Class(1)
Steven A. Burd(2)	6,465,866	1.4%
Janet E. Grove(2)	15,331	*
Mohan Gyani(2)	13,331	*
Paul Hazen(2)	293,313	*
Robert I. MacDonnell(2)(3)	1,364,776	*
Douglas J. Mackenzie(2)(4)	149,631	*
Rebecca A. Stirn(2)	17,729	*
William Y. Tauscher(2)	222,500	*
Raymond G. Viault(2)	23,031	*
Brian C. Cornell(2)	906,115	*
Robert L. Edwards(2)	490,516	*
Bruce L. Everette(2)	615,397	*
Larree M. Renda(2)	631,373	*
All executive officers and directors as a group (21 persons)(2)	12,548,183	2.8%

FMR Corp.(5)(6) 82 Devonshire Street, Boston, MA 02109	51,894,951	11.7%
AXA Financial, Inc.(7) 1290 Avenue of the Americas, New York, NY 10104	51,016,582	11.5%
Brandes Investment Partners, LP(8) 11988 El Camino Real, Suite 500, San Diego, CA 92130	35,628,031	8.0%

*	Less than 1%
(1)	For purposes of this table, a person or a group of persons is deemed to have “beneficial ownership” of any shares which such person has the right to acquire as of May 18, 2007 (60 days after March 19, 2007). For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any shares which such person or persons has the right to acquire within 60 days after such date are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. For purposes of this table, stock units (into which directors’ fees are deferred under the Deferred Compensation Plan for Safeway Non-Employee Directors) are not included in directors’ beneficial ownership of Safeway Common Stock. (For a discussion of directors’ stock units, see “Executive Compensation – Director Compensation” later in this Proxy Statement.) The address of each of the directors and executive officers included in this table is c/o Safeway Inc., 5918 Stoneridge Mall Road, Pleasanton, CA 94588-3229.
(2)	Includes shares issuable upon the exercise of stock options that are exercisable as of May 18, 2007, as follows: Mr. Burd, 5,997,466; each of Messrs. Gyani, Mackenzie and Viault and Ms. Grove, 13,331; Mr. Hazen, 11,333; each of Mr. MacDonnell and Ms. Stirn, 14,272; Mr. Tauscher, 218,033; Mr. Cornell, 795,392; Mr. Edwards, 400,184; Mr. Everette, 509,589; Ms. Renda, 517,789; and all executive officers and directors as a group, 9,745,733.

(3)	Does not include 517,000 shares held in an irrevocable trust created by Mr. MacDonnell for the benefit of his children, with respect to which Mr. MacDonnell disclaims any beneficial ownership.
(4)	Includes 6,300 shares held in three Charitable Remainder Trusts; and 130,000 shares held by Radar Partners, L.P., which are attributable to Mr. Mackenzie’s 50% interest in that partnership.
(5)	All information regarding FMR Corp. and its affiliates is based on the Schedule 13G filed with the SEC on February 14, 2007 by FMR Corp. and Edward C. Johnson 3d. At December 31, 2006, (i) Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp., was the beneficial owner of 48,713,114 of such shares of Safeway Common Stock as a result of acting as investment adviser to various investment companies registered under the Investment Company Act of 1940, (ii) Strategic Advisers, Inc., a wholly-owned subsidiary of FMR Corp., was the beneficial owner of 2,362 of such shares in its capacity as an investment adviser to individuals, (iii) Pyramis Global Advisors, LLC, an indirect wholly-owned subsidiary of FMR Corp., was the beneficial owner of 540,583 of such shares in its capacity as an investment advisor to institutional accounts, (iv) Pyramis Global Advisors Trust Company, a bank that is an indirect wholly-owned subsidiary of FMR Corp., was the beneficial owner of 837,029 of such shares as a result of its serving as investment manager of institutional accounts, and (v) Fidelity International Limited was the beneficial owner of 1,801,863 of such shares as a result of its providing investment advisory and management services to a number of non-U.S. investment companies and certain institutional investors. FMR Corp. and Edward C. Johnson 3d each has sole dispositive power over 51,894,951 of such shares and sole voting power over 6,105,012 of such shares.
(6)	Of the 48,713,114 shares of Safeway Common Stock beneficially owned by Fidelity Management & Research Company, as noted in item (i) of footnote 5 above, 23,500,600 shares (5.3% of Safeway Common Stock) were attributable to Fidelity Low Priced Stock Fund, one of the investment companies for which Fidelity Management & Research Company acts as investment adviser.
(7)	According to the Schedule 13G filed with the SEC on February 13, 2007 jointly on behalf of AXA Financial, Inc.; three French mutual insurance companies, AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle and AXA Courtage Assurance Mutuelle, as a group referred to as the Mutuelles AXA; AXA; and their subsidiaries (collectively, the “AXA Group”). At December 31, 2006, the AXA Group was the beneficial owner of 51,016,582 shares of Safeway Common Stock. The subsidiaries of AXA Financial, Inc. were deemed to have voting and dispositive power of the shares as follows: AllianceBernstein, an investment adviser, sole voting power over 35,265,140 of the shares, shared voting power over 3,841,600 of the shares, sole dispositive power over 48,908,425 of the shares and shared dispositive power over 24,127 of the shares; and AXA Equitable Life Insurance Company, an insurance company and investment adviser, sole voting power over 9,708 of the shares and sole dispositive power over 15,612 of the shares. AXA Konzern AG had sole voting power over 11,590 of the shares and sole dispositive power over 11,590 of the shares. AXA Rosenberg Investment Management LLC had sole voting power over 1,304,170 of the shares and sole dispositive power over 2,056,828 of the shares. Under that filing, each of the Mutuelles AXA, as a group, and AXA declared that the filing was not an admission of beneficial ownership of any securities covered by that Schedule 13G.
(8)	All information regarding Brandes Investment Partners, L.P. and its affiliates is based on the Schedule 13G filed with the SEC on February 14, 2007 by Brandes Investment Partners, L.P., an investment adviser and Delaware limited partnership, Brandes Investment Partners, Inc., Brandes Worldwide Holdings, L.P., Charles H. Brandes, Glenn R. Carlson and Jeffrey A. Busby (collectively “Brandes”). At December 31, 2006, Brandes Investment Partners, L.P. was the beneficial owner of, and Brandes was deemed the beneficial owner of, 35,628,031 shares of Common Stock with shared voting power over 27,763,001 of the shares, sole voting power over none of the shares and shared dispositive power over all 35,628,031 of the shares. Under that filing, each of Brandes Investment Partners, Inc., Charles H. Brandes, Glenn R. Carlson and Jeffrey A. Busby disclaimed direct ownership of the shares, except for an amount equal to substantially less than 1% of those shares, and Brandes Worldwide Holdings, L.P. disclaimed any direct ownership of those shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and holders of more than 10% of the Company’s equity securities to file with the SEC reports of ownership and changes in ownership of the Company’s securities (Forms 3, 4 and 5). To the best of the Company’s knowledge, based solely on a review of the Section 16(a) reports and written statements from executive officers and directors, for fiscal 2006, all required reports of executive officers and directors were filed on time. However, following the mailing of the definitive proxy statement for the Company’s 2006 Annual Meeting of Stockholders, the Company became aware that Brian C. Cornell filed a late Form 4 reporting a 2005 transaction with Safeway in which shares were used to pay a tax liability associated with restricted stock. In addition, in January 2007, Steven A. Burd filed a late Form 5 reporting two transactions in each of 2000 and 2001 in which Mr. Burd gifted shares of Common Stock.

PROPOSAL 1

ELECTION OF DIRECTORS

General

There are nine nominees for election to the Board of Directors this year. All of the nominees have served as directors since the last annual meeting.

Each of the current directors has been nominated for reelection by the Nominating and Corporate Governance Committee.

Proxies may be voted for no more than nine directors. Each director must be elected by a majority of the votes cast by the shares present in person or represented by proxy and entitled to vote. Each director so elected will serve on the Board of Directors until the next annual meeting of stockholders and until his or her successor has been elected and qualified. Any incumbent director who is not so elected will continue as a “holdover” director under Delaware corporation law until his or her successor has been elected and qualified. However, any such director will be required to submit his or her resignation to the Nominating and Corporate Governance Committee for consideration by the Board. (See “Corporate Governance Principles and Board Matters – Majority Vote Standard and Director Resignation Policy” earlier in this Proxy Statement.)

The Board has determined that each of the current directors standing for reelection, except the Chairman of the Board and Chief Executive Officer, has no material relationship with Safeway and is independent under Safeway’s Director Independence Standards and the “independent director” standards of the NYSE, as currently in effect.

The shares represented by proxies, whether provided in the accompanying form, by telephone or through the Internet, will be voted for the election of the nine nominees named below unless the proxies direct otherwise. All of the nominees have consented to being named and to serve if elected. If any of them should become unavailable prior to the Annual Meeting, the proxy will be voted for a substitute nominee or nominees designated by the Board, or the number of directors may be reduced accordingly.

The following information, which has been provided by the directors, sets forth for each of the nominees for election to the Board of Directors such person’s age (as of the Record Date), principal occupation, employment and business experience during the past five years and the period during which such person has served as a Safeway director. There are no family relationships among the executive officers and directors.

Our Board recommends a vote “FOR” the election to the Board of each of the following nominees:

STEVEN A. BURD, age 57, has been a member of the Board of Directors since September 7, 1993 and has served as Chairman of the Board of Directors since May 12, 1998. He has been Chief Executive Officer of the Company since April 30, 1993 and President of the Company since October 26, 1992. Mr. Burd is also a director of Kohl’s Corporation.

JANET E. GROVE, age 56, has been a member of the Board of Directors since October 21, 2004. Ms. Grove was named as a Corporate Vice Chair of Federated Department Stores, Inc. in February 2003. She has served as Chair of Federated Merchandising Group (FMG), a division of Federated Department Stores, Inc., since 1998 and as Chief Executive Officer since 1999. Prior to her current position, Ms. Grove was Executive Vice President for Center Core, Cosmetics and Ready to Wear.

MOHAN GYANI, age 55, has been a member of the Board of Directors since October 21, 2004. Mr. Gyani has been Vice Chairman of Roamware, Inc. since January 2006, and he was Chairman and Chief Executive Officer of Roamware from May 2005 through December 2005. He served as the President and Chief Executive

Officer of AT&T Wireless Mobility Services from 2000 until his retirement from that company in 2003. He was a senior advisor to the Chairman and Chief Executive Officer of AT&T Wireless through December 2004. From 1995 through 1999, he was the Executive Vice President and Chief Financial Officer of AirTouch Communications. Mr. Gyani is a director of SIRF Technology Holdings, Keynote Systems, Inc. and UnionBanCal Corporation.

PAUL HAZEN, age 65, has been a member of the Board of Directors since July 18, 1990. Mr. Hazen retired from Wells Fargo & Co. in April 2001 after serving as Chairman since November 1998. He was Chairman and Chief Executive Officer of Wells Fargo & Co. from January 1995 to November 1998. Mr. Hazen is also a director of Xstrata (Schweiz) AG and KKR Financial Corp.

ROBERT I. MACDONNELL, age 69, has been a member of the Board of Directors since November 26, 1986. Mr. MacDonnell is retired from Kohlberg Kravis Roberts & Co., where he was a partner from 1982 to 2002, and now serves as Finance Chairman of ALL KINDS OF MINDS, a not-for-profit company serving learning disabled children. He is also a director of Xstrata (Schweiz) AG.

DOUGLAS J. MACKENZIE, age 47, has been a member of the Board of Directors since March 10, 2005. Mr. Mackenzie is a Managing Member of Radar Management, LLC and has been a partner with Kleiner Perkins Caufield & Byers (“KPCB”) since 1992. He joined KPCB in 1989 and has focused his investment activities in the software sector.

REBECCA A. STIRN, age 54, has been a member of the Board of Directors since May 11, 1999. Since October 2005, she has served as a director, President and Chief Financial Officer of Aesthetic Sciences Corporation, a company developing innovative medical device products. From 1999 to 2005, she served as a business consultant. From January 1996 until September 1999, she was Vice President, Sales and Marketing of North America and Vice President of Global Marketing of Collagen Aesthetics, Inc. (formerly Collagen Corporation), which developed, manufactured and sold biomedical products.

WILLIAM Y. TAUSCHER, age 57, has been a member of the Board of Directors since May 12, 1998. He is the Managing Member of The Tauscher Group, which invests and assists in the management of enterprises involved with home products, transportation, security and real estate. He also is the Chairman and Chief Executive Officer of Artisoft, Inc. (dba Vertical Communications, Inc.), a communications technology company, and Chief Executive Officer of L.Kee & Company, a Chinese home textile manufacturer. He was Chairman of the Board and Chief Executive Officer of Vanstar Corporation from 1987 until 1999.

RAYMOND G. VIAULT, age 62, has been a member of the Board of Directors since December 15, 2004. He was Vice Chairman of General Mills Inc. from 1996 to 2004, when he retired. Before joining General Mills, Mr. Viault had a 20-year career with Kraft General Foods, serving in a variety of senior marketing and general management positions, including president of Kraft Jacobs Suchard and president of Maxwell House Coffee Co. He is also a director of Cadbury Schweppes, PLC, Newell Rubbermaid Inc. and VF Corporation.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

The following discussion and analysis contains statements regarding future individual and Company performance targets and goals. These targets and goals are disclosed in the limited context of the Company’s compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. The Company specifically cautions investors not to apply these statements to other contexts.

I. Overview of the Company’s Compensation Programs

A. Objectives of the Compensation Programs

Our compensation programs for our executive officers are designed to attract and retain excellent managers, and to motivate these managers to increase the market value of our stock over the long term. In support of these principal objectives, the compensation programs are designed to:

•	Provide our executives with base salaries, retirement and other benefits and perquisites that are competitive with those provided by other companies with whom we compete for executive talent;
•	Pay annual bonuses that reward our executives for the attainment of our annual financial, operational and strategic goals;
•

Grant our executives equity-based compensation that will motivate them to improve our long-term performance and, specifically, to increase the market value of our stock price over time, in addition to helping retain those executives; and

•	Motivate our executives to improve their individual performances.

In comparison to similar companies, we believe our compensation programs place greater emphasis on the achievement of company-wide goals, rather than on the achievement of individual goals. We also believe that, in compensating our executives, we place greater emphasis than other companies on the objective of increasing the market value of our stock. We believe both of these points of difference help align the interests of our executives with those of our stockholders, promote the objective of compensating our executives for company-wide performance and advance our objective of increasing stockholder returns.

B. Elements of Compensation

The major elements of compensation for our executive officers are (1) base salary, (2) annual bonus, (3) equity awards, and (4) retirement benefits. We believe each of these elements forms an integral part of the overall compensation program and, taken together, serve to achieve our compensation objectives. We also provide certain other benefits and perquisites to our executive officers, at levels we believe to be moderate (as detailed below).

We believe each of these major elements of compensation supports the objectives of our compensation programs. Base salaries, retirement benefits and other benefits and perquisites form a stable part of the compensation package that is not dependent upon our performance. These compensation elements are necessary to provide a degree of financial certainty our executives seek when they are considering whether to join or remain with us. We believe it is important to set these elements of compensation at competitive levels so we are able to attract and retain excellent managers. We also believe bonus levels must be set at competitive levels, but the objective of our bonus programs is to reward our executives for meeting or exceeding our annual performance objectives, which, when accomplished, should have the effect of increasing our stock price. The bonus programs and annual salary increases reward short-term performance and help retain our executive officers. Equity awards, particularly stock options, reward for long-term performance and, specifically, increases in our stock price. We use stock options with service-based vesting because we believe this feature serves the retention objective of our compensation program. In this way, the various elements of our compensation program fit together to achieve the objectives described above.

Our principal policies with respect to these elements of compensation are: (1) to provide base salaries in the aggregate that are slightly below the median of our peer group; (2) to set target total cash compensation (salary plus bonus) at levels at, or slightly below, the peer group median; and (3) to pay performance-based compensation and long-term equity compensation in excess of the peer group median when the Company outperforms others in the industry or other appropriate measurement groups. We believe our compensation programs serve the interests of our stockholders and the Company, and substantially link the compensation of our executive officers with our financial performance. We believe, based on the advice that the Board’s Executive Compensation Committee (the “Committee”) has received from its independent consultant, our current compensation programs are in conformity with these policies.

C. Procedure for Determining Executive Officer Compensation

The base salary of Steve Burd, our Chief Executive Officer (“CEO”), is determined annually by the Board of Directors. At the end of each fiscal year, our Lead Independent Director (currently, Paul Hazen) collects information regarding Mr. Burd’s performance and discusses relevant issues and matters with him. The Lead Independent Director then reports on his findings and discussions to the Committee, which reviews the CEO’s salary each year. The Committee periodically obtains information regarding the compensation of the chief executive officers of our peer group companies. The Committee then meets, without the CEO present, and makes a recommendation to the Board about the CEO’s base salary for the next fiscal year. The Board subsequently meets in executive session, without the CEO present, and conducts a formal performance review of the CEO, and sets his base salary for the next fiscal year. Other regular elements of compensation for the CEO – bonus levels and long-term incentive equity award grants – are also established by the Committee and the Board in conformity with our general compensation principles (examining peer group levels and allowing increased compensation when the Company outperforms its peers). (See discussion below under those elements of compensation.) In a procedure that is expected to be repeated in future years, in early 2007, Mr. Burd proposed written objectives against which his performance in the 2007 fiscal year should be measured. The Committee reviewed this proposal and then established the written objectives for Mr. Burd for the 2007 fiscal year.

With respect to our Executive Vice Presidents, the Committee obtains compensation data concerning comparable positions at our peer group companies, which it reviews with Mr. Burd. Mr. Burd assesses the individual performance of each executive and proposes the base salaries for each of the Executive Vice Presidents. The Committee then sets these salaries. The procedure is similar for our other executive officers.

On at least an annual basis, the Committee reviews tally sheets for each of the named executive officers. These documents collect in one place the total compensation received by each such named executive officer, and the compensation each such named executive officer would receive under various events, including retirement, termination and change in control. The Committee reviews these tally sheets so it understands how these various events would affect the compensation received by these officers.

II. Description of Individual Elements of Compensation

A. Base Salaries

As stated above, base salaries provide our executives with a degree of financial certainty and stability that is not dependent on our performance. The executives we want to attract and retain expect to be paid a base salary that is comparable to the base salaries being paid by companies with which we compete for this talent. For this reason, the base salaries for executive officers, including the CEO, are based on competitive salary levels, and are subject to modification for individual performance (as discussed below).

To determine competitive compensation practices, data is collected about the compensation practices at our peer group companies. The peer group, which is subject to change from time to time based upon industry conditions and availability of data, currently consists of 23 companies, including major grocery retailers, other major retailers and other companies in the food and consumer products industries. Our current peer group includes the following companies:

Best Buy Co., Inc.	IAC/InterActive Corp.	PepsiCo, Inc.
Colgate-Palmolive Company	J.C. Penney Corporation, Inc.	Sears Holding Corporation
CVS Corporation	Johnson & Johnson	The Sherwin-Williams Company
Federated Dept. Stores, Inc.	Kohl’s Corporation	Staples, Inc.
Fortune Brands, Inc.	The Kroger Co.	SuperValu, Inc.
Gap Inc.	Limited Brands, Inc.	Target Corporation
General Mills, Inc.	McDonald’s Corporation	Walgreen Co.
The Home Depot, Inc.	Office Depot, Inc.

All of these companies, in both the grocery industry and the non-grocery industries, were selected for the peer group because they were considered to be significant competitors with respect to the individuals with the talent and experience needed to serve in our executive officer positions. Peer group data is collected for each executive position so we can determine appropriate ranges of base salary levels and annual increases to attract and retain qualified executives. In general, we use the median of the peer group comparable position as our competitive benchmark.

Base salaries are evaluated annually for all executive officers. Together with competitive data, individual factors are also considered in setting base salaries, including the executive’s experience, achievements, leadership, teamwork and value to the Company. Consideration of these individual factors encourages our executives to improve their individual performances. As discussed above, the base salary for the CEO is set by the Board. Base salaries for other executive officers are proposed by the CEO and approved by the Committee.

We believe our base salary levels are currently, on average, slightly less than the median of the peer group.

B. Bonuses

Our bonus programs are also designed to meet our compensation objectives. The primary purpose of our bonus programs is to motivate our executives to meet or exceed Company-wide performance goals, particularly on a short-term basis, which is intended to increase our market value. We believe bonus programs at certain levels are necessary for competitive purposes to attract and retain desirable executives, and the fact that the bonus is paid after the applicable fiscal year assists in retention.

We have two bonus plans: an operating performance bonus plan and a capital bonus plan. All executive officers participate in the operating bonus plan. Only those executive officers who participate in capital investment decisions participate in the capital bonus plan. The executive officers currently participating in the capital bonus plan include the CEO, the four executive vice presidents, the senior vice president of real estate and construction, and the senior vice president of supply and manufacturing operations. Bonuses are paid in early March, after the results of the prior fiscal year have been certified by the Committee.

1. Operating Bonus Plan

The operating bonus plan is named the 2001 Amended and Restated Operating Performance Bonus Plan for Executive Officers of Safeway Inc. (the “Operating Bonus Plan”). Under the Operating Bonus Plan, the Committee sets an operating performance threshold for each fiscal year at the beginning of the fiscal year. If that threshold is not met, no bonuses are paid under the Operating Bonus Plan. If that threshold is met, each participating executive officer is eligible to receive his or her maximum bonus amount (as described below), and the Committee examines the extent to which the threshold has been exceeded, considers other performance criteria for the fiscal year, particularly operating profit and identical-store sales growth, and determines the amount of the bonus to be paid under the Operating Bonus Plan. The Operating Bonus Plan is intended to encourage our executive officers to meet or exceed our annual operational goals.

We undertake an annual planning process that culminates in the adoption and approval of an operating plan for the Company. The operating plan includes a target level for operating performance for the following fiscal year. The specific elements of our operating performance that can be relevant to compensation determinations generally, as set forth in the Operating Bonus Plan, are: (1) identical-store sales growth; (2) operating profit; and (3) improvement in working capital. Each year, the Committee sets an operating performance threshold based upon target level performance of one or more of the above factors. As noted above, no operating performance-based compensation is paid to executive officers, including the CEO, under the Operating Bonus Plan unless that operating performance threshold is met. (For example, we did not meet the Operating Bonus Plan thresholds for our 2002 or 2003 fiscal years, and no bonuses were paid under the Operating Bonus Plan for those fiscal years.) If the operating profit performance threshold is met, the Committee determines the amount of any operating bonuses to be paid, in terms of a percentage of the maximum bonus amount allowed (which can include 0%). The target level for Company operating performance generally produces an Operating Bonus Plan payment of 50% of the maximum bonus amount allowed. In determining the amount of bonus payment for each executive officer, the Committee generally considers major performance objectives for the Company, such as identical-store sales growth and operating profit or earnings per share.

Upon hire or promotion (and subject to adjustment periodically), each executive officer is assigned a percentage of base salary that represents such officer’s maximum bonus payment under the Operating Bonus Plan. For example, for our 2006 fiscal year, the CEO was eligible to earn a maximum bonus payment under the Operating Bonus Plan equal to 170% of his annual base salary. Thus, if the Committee determined to pay 100% of the maximum bonus under the Operating Bonus Plan award for that fiscal year, the CEO would be paid a bonus equal to 170% of his annual base salary (subject to a maximum bonus of $3 million); if the Committee determined to pay 50%, the CEO would be paid a bonus equal to 85% of his annual base salary. For other executive officers, the percentage is smaller. For our 2006 fiscal year, each of the other named executive officers was eligible to earn a maximum bonus payment under the Operating Bonus Plan equal to 95% of his or her annual base salary (subject to a maximum bonus of $1.5 million). These percentages are established based on a review of competitive compensation levels, as may be modified by individual or Company-specific circumstances. The actual bonuses payable to each executive may be less (but not more) than the maximum bonus amount determined pursuant to the performance criteria. We believe the target total cash compensation (base salary plus “target” bonus – which includes the Capital Bonus Plan, discussed below) for our executive officers averages below the median of the peer group.

With respect to our 2006 fiscal year, the operating profit performance threshold under the Operating Bonus Plan (subject to adjustments for unusual or other items) was set at $898 million. Based on our actual results for our 2006 fiscal year, which reflected operating profit of $1,600 million, our performance exceeded the threshold of operating profit performance under the Operating Bonus Plan. The target levels under the Operating Bonus Plan (i.e., for payment of 50% of the maximum bonus) were for identical-store sales growth of 3.0% (excluding fuel) and operating profit of $1,548 million. Because identical-store sales growth was 3.3% (excluding fuel), an increase over the target amount of 3%, and because operating profit was $1,600 million, an increase over the target amount of $1,548 million, the Committee determined the CEO and other named executive officers would be paid 100% of the maximum bonus under the Operating Bonus Plan.

2. Capital Bonus Plan

We also have a capital bonus plan named The Capital Performance Bonus Plan for Executive Officers of Safeway Inc. (the “Capital Bonus Plan”). The executive officers who are responsible for making capital investment decisions, including the CEO, are eligible for capital performance-based bonus awards. This bonus compensation is contingent on certain recent capital investments, such as new stores or remodel capital investment projects, achieving targeted rates of return on invested capital. Capital performance generally is measured in periods occurring during the first and third fiscal years following completion of a particular project.

Under the Capital Bonus Plan, the Committee establishes targeted rates of return with respect to first- and third-year projects early in the fiscal year. These targeted rates of return will generally represent the expected internal rate of return at the time the capital project is approved by the Company. The threshold under the Capital Bonus Plan will represent a lesser rate of return, and the maximum will represent a greater rate of return. With respect to first- and third-year projects, if the capital performance threshold is met for the year of measurement, the CEO and other eligible executive officers will be eligible to receive a bonus. Because capital investment is a significant part of our business, the Capital Bonus Plan is intended to encourage our executive officers to make prudent capital investment decisions that produce superior returns.

As described above with respect to the Operating Bonus Plan, each participating executive officer has a bonus potential under the Capital Bonus Plan that is expressed as a percentage of that officer’s annual base compensation. This percentage is established at a level intended to emphasize the importance of successful returns on capital spending to the Company. For example, in the case of the five named executive officers, the maximum bonus payable to such officer under the Capital Bonus Plan is 30% of such officer’s annual base compensation (subject to a maximum of $375,000 in the case of the CEO and $300,000 in the case of the other named executive officers). These percentages are established based on a review of competitive compensation levels, as may be modified by individual or Company-specific circumstances. If the return on invested capital performance threshold for a performance period is not met, no bonuses are paid under the Capital Bonus Plan for that period. If the return on invested capital performance threshold for a performance period has been met under the Capital Bonus Plan, then the Committee examines the extent to which the performance threshold has been exceeded and determines the percentage of the maximum bonus that is payable to the eligible executive officers for that fiscal year based on a pre-established formula. The actual bonuses payable to each executive may be less (but not more) than the maximum bonus amount determined pursuant to the formula.

With respect to our 2006 fiscal year, the return on invested capital performance thresholds were set at 25.8% as the weighted average return on assets for first-year projects and 22.3% as the weighted average return on assets for third-year projects. The target performance was set at 27.2% as the weighted average return on assets for first-year projects, and 26.9% as the weighted average return on assets for third-year projects. Based on the results measured for our 2006 fiscal year, which reflected weighted average returns on assets of 29.5% on first-year projects and 30.5% on third-year projects, the Committee determined that the CEO and other participating executive officers (subject to any individual downward adjustments) would be paid a capital performance-based bonus for our 2006 fiscal year with respect to measured first- and third-year projects in an amount equal to 95.4% of the maximum allowable bonus.

As described above, we believe, when combining the bonus amounts under the Operating Bonus Plan and the Capital Bonus Plan, our target total cash compensation for our executive officers averages below the median of the peer group.

The foregoing is a description of the Capital Bonus Plan as in effect during the 2006 fiscal year. On March 27, 2007, the Board of Directors approved an amendment and restatement of the Capital Bonus Plan, subject to the approval of our stockholders. See “Proposal 3, Approval of Amended and Restated Capital Performance Bonus Plan for Executive Officers and Key Employees of Safeway Inc.” for a description of the Capital Bonus Plan as it is proposed to be amended and restated.

C. Equity

We have historically granted to our executive officers two forms of equity compensation: (1) stock options; and (2) occasionally, restricted stock. We also have granted to certain of our executive officers restricted stock awards with respect to the stock of our subsidiary, Blackhawk Network Holdings, Inc.

1. Stock Options.

All of our stock option grants to our executive officers since 2003 have vested at the rate of 20% per year over five years, with a term of six years. Our options are granted with a per share exercise price equal to the fair market value of the stock on the grant date, as determined under our equity plan. We believe stock options provide an incentive for our executives to increase the market value of the Company, as represented by its market price.

Long Term Incentive Plan.  Like many other companies, we have a long-term incentive plan (“LTIP”). Generally, the purpose of our LTIP is to encourage our executives to improve the long-term value of the Company, while also serving as a method for retaining our executives. Our LTIP involves annual grants of stock options to our executive officers. Compared to other LTIP programs that may involve a mix of cash and equity vehicles, we believe our stock-option-based LTIP most effectively focuses long-term performance on the objective of share price appreciation and aligns the interest of management with that of the stockholders.

Under the LTIP, the Committee makes annual grants of stock options to all executive officers based upon various factors, including the officer’s base salary, competitive levels of long-term incentive compensation and Company performance over the last several years. Examining competitive data ranges of compensation levels around the median peer group level and the Black-Scholes value of Company options, and taking into account recent Company performance, the Committee determines appropriate amounts of long-term incentive compensation to be paid to the CEO, the Executive Vice Presidents and the Senior Vice Presidents. We believe that our total direct compensation to executives in 2006 (total cash plus the expected value of these equity awards) was slightly above the median of the peer group.

A table elsewhere in this Proxy Statement shows the stock option grants made to the named executive officers in the 2006 fiscal year.

On March 27, 2007, the Board of Directors approved a new equity-based plan, subject to the approval of our stockholders. See “Proposal 2, Approval of Safeway Inc. 2007 Equity and Incentive Award Plan” for a description of this new equity plan.

New Hires/Promotions.  We typically make a grant of stock options when a new executive officer is hired, or when an existing employee is promoted into an executive officer position. No such executive officer new hire or promotion grants occurred in the 2006 fiscal year.

Timing of Stock Option Grants.  It has been our long-standing practice to set the exercise price at the closing trading price for Safeway’s Common Stock on the date of the grant. During the 2006 fiscal year, option grants to executive officers were made on one occasion only, at a regularly scheduled meeting of the Committee, and the exercise price was set at the closing trading price for Safeway’s Common Stock on the date of that meeting. Beginning with the 2007 fiscal year, our policy is to select option grant dates for existing executive officers under the LTIP program that will be the first day of our insider trading window period after the Committee meeting approving such grants, with the exercise price to be set at the closing trading price on that day. During the 2006 fiscal year, we had no program to select option grant dates for our executive officers in coordination with the release of material non-public information.

In prior years, option grant dates for newly hired or promoted executive officers were typically the first date of employment in the new position. Beginning with the 2007 fiscal year, our policy is that option grant dates for newly hired executive officers will be the first business day of the calendar month following the first date of employment. Our policy for newly promoted executive officers is that the option grant dates will be the first day of our insider trading window period following the fiscal quarter in which such promotion occurred. These option grant timing policies are generally in conformity with our policies regarding the option grant dates for employees who are not executive officers.

The Committee has the sole authority to make stock option grants to executive officers. The Committee generally will authorize grants to such officers only at a meeting, and the option grant dates selected will be no earlier than the date of the meeting.

2. Restricted Stock

We have made restricted stock awards in the past only on certain occasions. These occasions were (1) to attract certain new executive officers, and (2) to retain certain executive officers integral to our success at times when our existing compensation programs were insufficient to ensure retention. (Restricted stock in our Blackhawk subsidiary has been awarded for the reasons described in the next section.) The Committee currently anticipates future awards of restricted stock would be made, as necessary and appropriate, for similar reasons. No awards of our restricted stock have been made to the CEO. No awards of our restricted stock were made to any executive officer during the 2006 fiscal year.

3. Restricted Stock of Blackhawk Network Holdings, Inc.

We have a subsidiary, Blackhawk Network Holdings, Inc. (“Blackhawk”), which is engaged in businesses related to, but different from, our food retail business. Blackhawk’s businesses include electronic gift cards, other prepaid electronic cards (telecom, attractions, sports) and other products and services. Our Board of Directors believes Blackhawk is a high-growth business that, because of our ownership interest, could produce significant value to the Company and its stockholders.

In an effort to encourage the growth of Blackhawk for the benefit of the Company and its stockholders, and to retain executives viewed as important to its success, in February 2006, the Committee approved a restricted stock program at Blackhawk. Restricted shares of Blackhawk Common Stock were awarded to key Blackhawk executives. In addition, restricted shares of Blackhawk Common Stock were awarded to our executives whom the Committee believes are particularly responsible for the continued and future growth of Blackhawk. The Committee believes the awards to our executive officers will provide an incentive to grow the Blackhawk business unit, which will produce a benefit to our stockholders. All shares of Blackhawk restricted stock awarded to our executive officers vest 20% each year beginning with the date of the grant. The value of the shares is reported elsewhere in this Proxy Statement. Safeway Inc. continues to own in excess of 97% of the shares of Blackhawk Common Stock.

4. Equity Ownership Guidelines

As set forth in our Corporate Governance Guidelines, we established in 2006 guidelines for stock ownership by our executive officers. We believe these guidelines further link the interests of our executives and stockholders. Under these guidelines, the CEO is to own an amount of our stock equal to ten times his annual base salary, each of the Executive Vice Presidents is to own an amount of our stock equal to four times his/her annual base salary and each of the Senior Vice Presidents is to own an amount of our stock equal to two times his/her salary. The executive officers have until the year 2011, or five years from the date of assuming the position (whichever is later), to meet these guidelines.

D. Retirement Plans

As noted above, we provide retirement benefits to our executive officers so our compensation package can be competitive with those retirement benefits provided by similar companies. Retirement benefits provide some degree of financial stability and certainty for the executives, helping to attract and retain desirable executives.

Retirement, or pension, benefits are provided to the executive officers under the Employee Retirement Plan, a qualified defined benefit pension plan, and the Retirement Restoration Plans (collectively, the “Retirement Plans”). The Retirement Restoration Plans provide benefits to certain employees, including executive officers, who cannot be paid under the qualified Employee Retirement Plan due to Internal Revenue Code limitations on the amount of compensation that may be recognized and the amount of benefits that may be paid. The Retirement Restoration Plans also recognize any compensation deferred under our deferred compensation plans for purposes of determining such benefits.

Effective July 1, 1999, the Employee Retirement Plan was amended to provide benefits primarily under a cash balance formula. Benefits accrued prior to the change were converted to an opening cash balance as of July 1, 1999 equal to the present value of accrued benefits on June 30, 1999. Benefits accrued after July 1, 1999 under the cash balance formula are accrued by the addition of compensation-based credits and interest credits to each participant’s cash balance until retirement. Interest credits are based on the annual rate of return on 30-year treasury securities.

Vested benefits under the Employee Retirement Plan are available following termination, regardless of age. Benefits under the Retirement Restoration Plans are available to participants who terminate employment at or after age 55. The normal retirement benefit is determined as a life annuity that is actuarially equivalent (based on the annual rate of return on 30-year treasury securities and mortality assumptions specified in the Employee Retirement Plan) to the cash balance at retirement. Active participants as of June 30, 1999 are also eligible for a minimum benefit based on the benefit formulas under the Retirement Plans in effect prior to July 1, 1999, under which benefits continued to accrue through June 30, 2006.

For purposes of the Retirement Plans, compensation-based credits are determined as a percent of compensation which includes pay earned from full-time employment, contingent pay and pay for part-time employment, but excludes stock options and any special pay made solely in the discretion of the employer. The percentage applied to each year’s compensation increases with years of participation in the Retirement Plans (from 6% upon commencement of participation to a maximum of 13% after completing 25 years of participation). Compensation under the cash balance formula for the individuals named in the Summary Compensation Table generally corresponds with the aggregate of the earned salary and bonuses for each such person.

In March 2005, our Board approved the terms of a Supplemental Retirement Benefit Agreement (the “Supplemental Retirement Agreement”) for Mr. Burd. The Committee previously approved and recommended the Supplemental Retirement Agreement. In making its recommendation, the Committee reviewed comparative data from approximately 150 public companies and from certain companies in the food industry. The Committee determined that Mr. Burd’s total retirement benefit under the Retirement Plans was below the level of retirement benefits provided to chief executive officers of the companies examined. In order to retain Mr. Burd’s services and to make his retirement benefits comparable to those of other executives, the Committee approved the Supplemental Retirement Agreement, which placed Mr. Burd approximately at the median of the executives examined.

Under the terms of the Supplemental Retirement Agreement, Mr. Burd’s total retirement benefit is calculated as a percentage of his final average compensation (defined as the average of Mr. Burd’s base salary and bonus for the five consecutive years during his final ten years of service during which the total of his base salary and bonus is the highest). If Mr. Burd were to terminate employment with us at age 57 (his current age), he would be eligible to receive a retirement benefit equal to 52% of his final average compensation, and this percentage would increase by 1% for each full year of service thereafter up to a maximum of 60% of his final average compensation. Any amount determined pursuant to this formula will be offset by the actuarial equivalent of Mr. Burd’s benefits under the Retirement Plans and any other of Mr. Burd’s defined benefit retirement plans or programs.

No other executive officer has a supplemental retirement benefit other than the Retirement Restoration Plans.

E. Other Elements of Compensation

1. Severance Benefits

We currently do not provide contractual severance benefits to any executive officer. We recently adopted a policy that we will not enter into any severance agreement with an executive officer that provides severance benefits in excess of 2.99 times that executive’s most recent salary plus bonus, without stockholder approval.

2. Deferred Compensation Plans

We have two deferred compensation plans in which eligible officers, including executive officers, may participate. The plans allow the officer to defer salary or bonus and to have these funds mirror the investment performance of a selection of mutual funds. We do not contribute funds to the individual accounts of our executive officers under the plans. We are responsible for making payments under the plans on designated distribution dates.

3. Perquisites

Corporate Aircraft.  Based on the analysis of an independent security advisor, our Board has directed that Mr. Burd will ordinarily use Company aircraft for all air travel, both business and personal, including his immediate family when they are accompanying him. The Board has set guidelines to limit the incremental cost of the corporate aircraft based on Mr. Burd’s personal use. Incremental cost is calculated on the basis of our variable operating costs, including fuel costs, mileage, trip-related maintenance, on-board catering, landing/ramp fees and other variable costs. Other executive officers are discouraged from making personal use of the corporate aircraft, either by taking personal trips or by having non-business passengers accompany them on business trips.

Company-Provided Automobile.  For security purposes, we lease an automobile to provide ground transportation to Mr. Burd for commuting and business purposes. The commuting use is reflected as a perquisite for calculating Mr. Burd’s compensation in the tables set forth in this Proxy Statement. No other executive officer makes use of a Company-provided automobile for non-business purposes.

Home Security System.  For security reasons, we have installed a home security system at Mr. Burd’s residence. No other executive officer has a Company-provided home security system.

Financial Planning.  We make available to our executive officers the services of a financial planning firm. The firm offers services, paid for by us, valued at $15,000 for the executive’s first year with the firm, and $10,000 for each year after the first year. The executive is responsible for income taxes on any services provided through this program. Some executives, including the CEO, have decided not to participate in this program.

Physical Examination.  We also offer to pay for the cost of a physical examination for each executive officer each year, up to a limit of $2,500. The executive is responsible for any income taxes for a Company-paid physical.

The Committee believes the perquisites described above are necessary and appropriate for reasons of Company security, efficiency or for purposes of providing competitive compensation to our executive officers.

4. Other Employee Benefits

We also provide other customary employee benefits so that our overall compensation package is competitive. We pay for life insurance for each corporate employee (including executive officers) in an amount equal to two times annual salary, up to a maximum of $1 million. The employee is responsible for the income tax for any amount exceeding $50,000 in insurance. We offer medical plans, dental plans, vision plans and disability insurance plans, for which executives are charged the same rates as all other employees.

III. Employment Agreements

We currently do not have an employment agreement with any executive officer.

IV. Change in Control

The Company has not historically entered into severance or change in control agreements with its executive officers providing for cash payments in the event of the executive’s termination, whether such termination is voluntary, for cause or otherwise. The Company believes that equity-based compensation motivates its executive officers to increase the market value of its stock and sufficiently aligns its executives’ interests with those of the Company and its stockholders. The Company has occasionally entered into such an agreement with an individual when necessary to recruit that person. The Company does not currently have any such agreements in place. The Company may consider entering into severance or change in control agreements in the future depending on the circumstances at the time.

The Company’s equity plan provides that all unvested stock options and restricted stock accelerate and vest in the event of a change in control of the Company. In keeping with the Company’s belief that its employees are directly responsible for the market value of its Common Stock, the Company believes it is appropriate to reward its employees with the full value of their equity awards in the event of a change in control of the Company. The outstanding shares of restricted Blackhawk Common Stock do not accelerate in the even of a change in control of the Company or Blackhawk.

V. Deductibility of Compensation

Section 162(m) of the Code limits the deductibility of compensation paid to the named executive officers to $1 million annually. Compensation that is “qualified performance-based compensation” generally is not subject to the $1 million deduction limit. Thus, amounts paid under our bonus plans and stock options granted pursuant to the LTIP will generally be fully deductible for tax purposes. Salary and restricted stock awards, including Blackhawk restricted stock, are subject to the Section 162(m) $1 million deduction limit. We consider the tax deductibility of any element of executive compensation as a factor in its overall compensation program. It is our intent to qualify all compensation paid to our top executives, where practicable under our compensation policies, for deductibility under Section 162(m)’s limits in order to maximize our income tax deductions. However, compensation may be approved that may not qualify for the compensation deduction if, in light of all applicable circumstances, it would be in our best interests for such compensation to be paid.

The following Report of the Executive Compensation Committee is not to be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent the Company specifically requests that such information be treated as soliciting material or specifically incorporates it by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

The Executive Compensation Committee of the Company’s Board of Directors has submitted the following report for inclusion in this Proxy Statement:

The Executive Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on our Committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, the Executive Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2006, for filing with the Securities and Exchange Commission.

Executive Compensation Committee:

Raymond G. Viault, Chair

Paul Hazen

Robert I. MacDonnell

Rebecca A. Stirn

William Y. Tauscher

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation of the named executive officers for the fiscal year ended December 30, 2006. The named executive officers are the Company’s Chief Executive Officer, Chief Financial Officer and three other most highly compensated executive officers ranked by their total compensation in the table below (reduced by the amount in column (h)).

Name and Principal Position (a)	Year (b)	Salary ($)(1) (c)	Bonus ($) (d)	Stock Awards ($)(2) (e)	Option Awards ($)(3) (f)	Non-Equity Incentive Plan Compensation ($)(4) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5) (h)	All Other Compensation ($)(6) (i)	Total ($) (j)
Steven A. Burd, Chairman, President and Chief Executive Officer(7)	2006	$1,332,250	$—	$208,725	$1,978,553	$2,639,825	$632,342	$212,298	$7,003,993

Robert L. Edwards, Executive Vice President and Chief Financial Officer	2006	$590,928	$—	$570,214	$1,066,445	$730,505	$78,795	$—	$3,036,887

Brian C. Cornell, Executive Vice President and Chief Marketing Officer(8)	2006	$691,425	$—	$1,208,714	$2,192,336	$854,739	$93,751	$11,412	$5,052,377

Larree M. Renda, Executive Vice President, Chief Strategist and Administrative Officer	2006	$622,877	$—	$555,304	$1,049,619	$770,000	$—	$10,000	$3,007,800

Bruce L. Everette, Executive Vice President, Retail Operations	2006	$593,154	$—	$555,304	$916,649	$733,256	$247,833	$—	$3,046,196

(1)	This amount is the named executive officer’s base compensation, which consists of the regular weekly base salary rate, excluding moving expenses, bonus pay and other payments which are not considered part of the computation of regular weekly salary rate, multiplied by the number of weeks worked during 2006. This amount also includes amounts earned but deferred at the election of the executive officer under the Company’s Executive Deferred Compensation Plans. See the discussion of the Executive Deferred Compensation Plans under “Executive Compensation – Post-Employment Compensation – Non-Qualified Deferred Compensation” later in this Proxy Statement.
(2)	The amount shown does not reflect compensation actually received by the named executive officer. This amount consists of the compensation cost recognized by the Company in fiscal year 2006 related to the grants of restricted Common Stock of Blackhawk in fiscal year 2006 and grants of restricted Common Stock of the Company in prior fiscal years, computed in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment (“SFAS 123R”). The value of the Blackhawk restricted stock is based on an independent valuation, using methodologies described in footnote 8 on page 38 of this Proxy Statement.
(3)	The amount shown does not reflect compensation actually received by the named executive officer. This amount consists of the compensation cost recognized by the Company in fiscal year 2006 related to the grants of stock option awards in fiscal year 2006 and prior fiscal years, computed in accordance with SFAS 123R. All options granted to the named executive officers in 2006 have an exercise price equal to the closing sale price of the Common Stock on the date of grant, become exercisable in annual cumulative installments of 20% of the number of options granted over a five-year period and have a six-year term. Actual gains, if any, on stock option exercises are dependent on several factors, including the future performance of the Common Stock, overall market conditions and the continued employment of the named executive officer. There can be no assurance that the amounts reflected in such calculation will be achieved. Also see Note G to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2006 for an explanation of the assumptions made by the Company in the valuation of these stock option awards.
(4)

This amount consists of the cash bonuses awarded by the Company under the Operating Bonus Plan and the Capital Bonus Plan to each of the named executive officers for 2006. The amounts disclose the actual bonuses earned for 2006 performance which were paid in March 2007 and do not reflect the amounts shown in the Grants of Plan-Based Awards Table below. These amounts also include amounts earned but deferred at the election of the executive officer under the Company’s Executive Deferred Compensation Plans. See the discussion of the Executive Deferred Compensation Plans under “Executive Compensation – Post-Employment Compensation – Non-Qualified Deferred Compensation” later in this Proxy Statement. Additional explanation of the non-equity incentive plan compensation amounts paid can be found under the caption, “Compensation Discussion and Analysis – Description of Individual Elements of Compensation – Bonuses” earlier in this Proxy Statement.
(5)	This amount shows the change in pension value in fiscal year 2006. No future earnings or services were valued. Amounts from the Non-Qualified Deferred Compensation Table were omitted since the aggregate earnings amount included no above-market or preferential earnings.
(6)	This amount shows the incremental cost to the Company for the provision to the named executive officers of certain specified perquisites, as follows:

Name	Aircraft ($)(a)	Company- Owned Auto ($)(b)	Home Security System ($)(c)	Financial Planning ($)(d)	Health Physical ($)(e)	Total ($)
Steven A. Burd	$185,143	$24,438	$2,717	$—	$—	$212,298
Robert L. Edwards	$—	$—	$—	$—	$—	$—
Brian C. Cornell	$—	$—	$—	$10,000	$1,412	$11,412
Larree M. Renda	$—	$—	$—	$10,000	$—	$10,000
Bruce L. Everette	$—	$—	$—	$—	$—	$—

(a)	This amount reflects the aggregate incremental cost to the Company in 2006 of providing personal use of Company aircraft to Mr. Burd. Such aggregate incremental cost is calculated on the basis of the variable operating costs to the Company, including fuel costs, mileage, trip-related maintenance, on-board catering, landing/ramp fees and other miscellaneous variable costs. Fixed costs, which do not change based on usage, such as pilot salaries and the cost of maintenance not related to trips, are excluded from the calculation of incremental cost. Based on the foregoing, the aggregate incremental cost to the Company in 2006 for Mr. Burd’s personal use of Company aircraft was $185,143. Pursuant to a resolution of the Board of Directors, Mr. Burd, as the Company’s Chief Executive Officer, is to use Company aircraft for all air travel, both business and personal, for security reasons. No other named executive officer makes use of the Company aircraft for non-business purposes.
(b)	This amount reflects the commuting use of Mr. Burd’s Company-leased automobile and includes 80% of the costs associated with operating the vehicle. No other named executive officer makes use of a Company-provided automobile for non-business purposes.
(c)	This amount reflects new security equipment installed in Mr. Burd’s home in 2006. There are no additional costs to the Company other than the annual capitalized amount. The monthly maintenance charges are paid by Mr. Burd and are not reimbursed by the Company. No other named executive officer has a Company-provided home security system.
(d)	This amount reflects the cost to the Company of financial planning services provided to the named executive officers by a financial planning firm in 2006. Not all named executive officers have chosen to avail themselves of this benefit.
(e)	This amount reflects the cost to the Company of annual health physical examinations provided to the named executive officers in 2006. Not all named executive officers have chosen to avail themselves of this benefit.
(7)	Mr. Burd also serves on the Board. However, Mr. Burd does not receive additional compensation for his service as a director.
(8)	During fiscal years 2004, 2005 and 2006, Mr. Cornell was a party to an employment agreement with the Company, which was effective as of May 3, 2004. On January 24, 2007, the Company and Mr. Cornell entered into a letter agreement canceling that employment agreement. Under the agreement, the Company agreed to pay Mr. Cornell a starting base salary of $650,000. Mr. Cornell participated in the Company’s annual bonus program for senior executives and was eligible for an annual maximum bonus equal to 125% of his base salary which, in no event, was to be less than $650,000 for each of 2004 and 2005. The Company also granted Mr. Cornell 150,000 shares of restricted stock, which vest ratably over three years, and a stock option to purchase 600,000 shares of Common Stock at an exercise price of $22.78 per share, which vests ratably over three years. Pursuant to the agreement, Mr. Cornell was eligible for annual stock option grants based upon the amount of his salary. These options vest over five years.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth information for each named officer with respect to all grants of plan-based awards in the fiscal year ended December 30, 2006. The Company does not grant performance-based awards under any equity incentive plan.

	Grant Date	Plan(1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(6)	All Other Option Awards: Number of Securities Underlying Options (#)(7)	Exercise or Base Price of Option Awards ($/Sh)(8)	Grant Date Fair Value of Stock and Option Awards ($/Sh)
Name			Threshold ($)(3)	Target ($)(4)	Maximum ($)(5)
Steven A. Burd	2/24/2006	Blackhawk Plan				500,000			$545,000	(9)
	2/15/2006	1999 Equity Plan					1,029,000	$23.01	$6,732,027	(10)
		Operating Bonus Plan	$0	$1,132,413	$2,264,825
		Capital Bonus Plan	$0	$199,838	$375,000

Robert L. Edwards	2/24/2006	Blackhawk Plan				167,000			$182,030	(9)
	2/15/2006	1999 Equity Plan					273,000	$23.01	$1,786,048	(10)
		Operating Bonus Plan	$0	$280,691	$561,382
		Capital Bonus Plan	$0	$88,639	$177,278

Brian C. Cornell	2/24/2006	Blackhawk Plan				167,000			$182,030	(9)
	2/15/2006	1999 Equity Plan					326,000	$23.01	$2,132,790	(10)
		Operating Bonus Plan	$0	$328,427	$656,853
		Capital Bonus Plan	$0	$103,714	$207,427

Larree M. Renda	2/24/2006	Blackhawk Plan				167,000			$182,030	(9)
	2/15/2006	1999 Equity Plan					293,000	$23.01	$1,916,894	(10)
		Operating Bonus Plan	$0	$295,867	$591,733
		Capital Bonus Plan	$0	$93,432	$186,863

Bruce L. Everette	2/24/2006	Blackhawk Plan				167,000			$182,030	(9)
	2/15/2006	1999 Equity Plan					279,000	$23.01	$1,825,302	(10)
		Operating Bonus Plan	$0	$281,748	$563,496
		Capital Bonus Plan	$0	$88,973	$177,946

(1)	The Company maintains the Operating Bonus Plan, the Capital Bonus Plan, the 1999 Equity Plan and a Blackhawk Network Holdings, Inc. 2006 Restricted Stock Plan for Safeway Executives (the “Blackhawk Plan”). Additional descriptions of each plan can be found below this table.
(2)	Payouts under the non-equity incentive plans were based on performance in 2006. The information in the Threshold, Target and Maximum columns reflects the range of possible payouts when the performance goals were set in February 2006. The amounts actually paid under the Operating Bonus Plan and Capital Bonus Plan for 2006 are reported in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.
(3)	Pursuant to the Operating Bonus Plan and Capital Bonus Plan, performance below a specific threshold will result in no payment with respect to that performance goal. Performance at or above these minimums would result in a payment from $0 up to the maximum bonus amounts. The target levels under the Operating Bonus Plan (i.e., for payment of 50% of the maximum bonus) were for identical-store sales growth of 3.0% (excluding fuel) and operating profit of $1,548 million. Target performance under the Capital Bonus Plan for the 2006 fiscal year was set at 27.2% as the weighted average return on assets for first-year projects, and 26.9% as the weighted average return on assets for third-year projects.
(4)	Pursuant to the Operating Bonus Plan and Capital Bonus Plan, which both include a maximum pay-out amount, the amount shown in this column for Mr. Burd represents 100% of his base compensation for 2006. The amount shown in this column for the other named executive officers represents 62.5% of their base compensation. Base compensation consists of the regular weekly base salary rate, excluding moving expenses, bonus pay and other payments which are not considered part of the computation of regular weekly salary rate, multiplied by the number of weeks worked during 2006.
(5)	Pursuant to the Operating Bonus Plan and Capital Bonus Plan, the amount shown in this column for Mr. Burd represents 198% of his base compensation for 2006 as a result of the maximum pay-out amounts under these plans. Without the maximum pay-out caps under these plans, the amount shown in this column for Mr. Burd would represent 200% of his base compensation for 2006. The amount shown in this column for the other named executive officers represents 125% of their base compensation.
(6)	Represents shares of Common Stock of Blackhawk granted to the named executive officers on February 24, 2006 at a purchase price of $0.001 per share pursuant to the Blackhawk Plan. Blackhawk restricted stock was 20% vested on the date of grant. An additional 20% of the shares vests on 1/31/2007, 1/31/2008, 1/31/2009 and 1/31/2010.

(7)	Represents options granted to the named executive officers during 2006 pursuant to the 1999 Equity Plan. Option awards have a six-year term and become exercisable in annual installments of 20%, commencing one year from the date of grant, with full vesting occurring on the fifth anniversary of the date of grant.
(8)	Represents the fair market value of the Company’s Common Stock on the date of grant, based on the closing market price of the Company’s Common Stock on such date as reported in The Wall Street Journal.
(9)	The value of Blackhawk restricted stock was estimated to be $1.09 per share as of January 31, 2006 based on an independent valuation, using methodologies described in footnote 8 on page 38 of this Proxy Statement.
(10)	See Note G to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2006 for an explanation of the assumptions made by the Company in the valuation of these stock option awards.

Description of the Operating Bonus Plan

Bonus Awards to CEO

Eligibility.  The CEO is eligible for a bonus award for each fiscal year in an amount equal to a pre-established percentage, determined in the discretion of the Executive Compensation Committee, of the amount determined by multiplying the CEO’s regular weekly base salary rate by the number of weeks during such year that the CEO served as CEO, up to a maximum bonus of $3 million.

Business Criteria.  The CEO’s bonus is based on a pre-established performance target, which includes one or more of the following components: (i) identical-store sales; (ii) operating profit; and (iii) working capital. For purposes of such goal, identical-store sales and operating profit include all Company operations.

Bonus Amount.  The bonus award for the CEO is based on the achievement of specified levels above the performance target. Prior to the payment of a bonus award to the CEO, the Committee must certify in writing the level of the performance goals attained.

Bonus Awards to Other Executive Officers

Eligibility.  Each executive officer of the Company (excluding the CEO) is eligible for a bonus award for each fiscal year in an amount equal to a pre-established percentage, determined in the discretion of the Committee, of the amount determined by multiplying the executive officer’s regular weekly base salary rate by the number of weeks during such year that the executive officer served as an executive officer, up to a maximum bonus of $1.5 million. An executive officer of the Company is defined as an officer subject to Section 16(a) of the Securities Exchange Act of 1934.

Business Criteria.  Each executive officer’s bonus is based on a pre-established performance target which includes one or more of the following components: (i) identical-store sales; (ii) operating profit; and (iii) working capital. For purposes of such goal, identical-store sales and operating profit include all Company operations.

Bonus Amount.  The bonus award for any executive officer is based on the achievement of specified levels above the performance target; provided, however, that the Committee, in its discretion, may reduce the amount payable to any executive officer. Prior to the payment of a bonus award to an executive officer, the Committee must certify in writing the level of the performance goals attained.

Adjustments to Performance Components

The Operating Bonus Plan provides that for each fiscal year, the Committee may provide for adjustments (as determined in accordance with generally accepted accounting principles (“GAAP”)) to any of the performance components for one or more items of gain, loss, profit or expense (i) determined to be extraordinary or unusual in nature or infrequent in occurrence, (ii) related to the disposal of a segment of a business, (iii) related to a change in accounting principle under GAAP, (iv) related to discontinued operations not qualifying as a business segment under GAAP, or (v) attributable to the business operations of any entity acquired by the Company during such fiscal year.

General

Base Salary Adjustments.  Any change in base salary effected after the first day of the fiscal year may be taken into account, on a proportionate basis, in computing any bonus award for the fiscal year.

Method of Payment.  Each bonus award may be paid, at the option of the recipient, in cash or in stock, or in any combination of cash and stock. Stock bonuses are awarded in accordance with the provisions of the 1999 Equity Plan.

Accounting Practices.  The components of a performance target will be determined in accordance with the Company’s accounting practices in effect on the first day of the fiscal year, subject to the adjustments described above.

Amendment.  The Operating Bonus Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, to the extent required by Section 162(m) of the Code with respect to bonus awards which the Committee determines should qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, no action of the Board may modify the performance targets, target bonus awards or the percentages to be used to determine such bonus awards after the commencement of the fiscal year with respect to which such bonus awards relate.

Description of the Capital Bonus Plan

Bonus Awards

Eligibility.  The executive officers (including the CEO) who are responsible for making capital investment decisions for the Company are eligible to receive bonus awards under the Capital Bonus Plan. The maximum bonus amount for each executive officer for each fiscal year is equal to a pre-established percentage (up to 30%), determined in the discretion of the Committee, of such executive officer’s annual base compensation, up to a maximum bonus of $300,000 ($375,000 in the case of the CEO).

Business Criteria.  Each executive officer’s bonus under the Capital Bonus Plan is contingent on certain recent capital investments, such as new stores or remodel capital investment projects, achieving targeted rates of return on invested capital. Capital performance generally is measured in periods occurring during the first and third fiscal years following completion of a particular project.

Bonus Amount.  The actual bonus amount for each executive officer is based on the achievement of specified levels at or above the performance target; provided, however, that the Company has retained the discretion to reduce or eliminate the bonus amount otherwise payable to an executive officer (including the CEO). Prior to the payment of a bonus award to an executive officer, the Committee must certify in writing the level of the performance goals attained.

General

Base Compensation Adjustments.  Any change in eligibility or annual base compensation effected after the first day of the fiscal year is taken into account, on a proportionate basis, in computing any bonus award for the fiscal year.

Method of Payment.  Each bonus under the Capital Bonus Plan will be paid in cash.

Amendment.  The Capital Bonus Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, to the extent required by Section 162(m) of the Code with respect to bonus awards which the Committee determines should be “qualified performance-

based compensation” as described in Section 162(m)(4)(C) of the Code, no action of the Board may modify the performance targets after the commencement of the fiscal year with respect to which such bonus award relate.

The foregoing is a description of the Capital Bonus Plan as in effect during the 2006 fiscal year. On March 27, 2007, the Board of Directors approved an amendment and restatement of the Capital Bonus Plan, subject to the approval of our stockholders. See “Proposal 3, Approval of Amended and Restated Capital Performance Bonus Plan for Executive Officers and Key Employees of Safeway Inc.” for a description of the Capital Bonus Plan as it is proposed to be amended and restated.

Description of the 1999 Equity Plan

General Nature and Purpose.  The principal purpose of the 1999 Equity Plan is to provide incentives for employees, non-employee directors and consultants to further the growth, development and financial success of the Company and to enable the Company to obtain and retain the services of employees, non-employee directors and consultants considered essential to the long-range success of the Company. Safeway’s equity incentive program under the 1999 Equity Plan is offered to more than 15,000 employees throughout the Company. The 1999 Equity Plan provides for awards (“Awards”) of non-qualified and incentive stock options, restricted stock, dividend equivalents, deferred stock, stock payments and stock appreciation rights.

Administration of the 1999 Equity Plan.  The 1999 Equity Plan generally is administered by the Executive Compensation Committee. Subject to the terms and conditions of the 1999 Equity Plan, the Committee generally has the authority to select the executive officers, employees and consultants, if any, to whom Awards are to be made, to determine the number of shares to be subject thereto and the terms and conditions thereof, and to make all other determinations and to take all other actions necessary or advisable for the administration of the 1999 Equity Plan. Notwithstanding the foregoing, the Board of Directors conducts the general administration of the 1999 Equity Plan with respect to options granted to non-employee directors.

Awards under the 1999 Equity Plan.  The 1999 Equity Plan provides that the Committee may grant or issue stock options, stock appreciation rights, restricted stock, deferred stock, dividend equivalents and other stock-related benefits, or any combination thereof, to any eligible executive officer, employee or consultant. Each such Award will be set forth in a separate agreement with the person receiving the Award and will indicate the type, terms and conditions of the Award.

The 1999 Equity Plan provides that (i) Awards covering not more than 2,000,000 shares may be granted to any executive officer of the Company in any fiscal year or to any employee (other than an executive officer) in the year of his or her hiring, and Awards covering not more than 800,000 shares may be granted to any employee (other than an executive officer) in any subsequent year, and (ii) Awards covering not more than 1,600,000 shares may be granted to consultants in any year (collectively, the “Award Limits”). The 1999 Equity Plan provides that the Award Limits are subject to adjustment under certain circumstances, as described below.

Non-Qualified Stock Options (“NQSOs”) provide for the right to purchase Common Stock at a specified price, which may not be less than fair market value on the date of grant, and usually will become exercisable (in the discretion of the Committee) in one or more installments after the grant date, subject to the participant’s continued employment with the Company and/or subject to the satisfaction of individual or Company performance targets established by the Committee. NQSOs may be granted for any term specified by the Committee up to a maximum term of ten years and one day. The Committee may extend the term of a NQSO in connection with the optionee’s termination of employment or consultancy or amend any other term or condition relating to such termination.

Incentive Stock Options (“ISOs”) are designed to comply with certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a share of

Common Stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee’s termination of employment and must be exercised within ten years after the date of grant. The Committee may extend the term of an ISO in connection with the optionee’s termination of employment, but such extension may disqualify the option from treatment as an ISO.

Restricted Stock may be awarded and made subject to such restrictions as may be determined by the Committee, and subject to vesting conditions based on continued employment or on performance targets established by the Committee. In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until the restrictions, if any, are removed or expire. Recipients of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time when the restrictions lapse.

Deferred Stock may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on continued employment or on performance targets established by the Committee. Like restricted stock, deferred stock may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike restricted stock, deferred stock will not be issued until the deferred stock award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

Stock Appreciation Rights (“SARs”) may be granted in connection with stock options or other Awards, or separately. SARs granted by the Committee in connection with stock options or other Awards typically will provide for payments to the holder based upon increases in the price of the Company’s Common Stock over the exercise price of the related option or other Award, but alternatively may be based upon criteria such as book value. Except as required by Section 162(m) of the Code, there are no restrictions specified in the 1999 Equity Plan on the amount of gain realizable from the exercise of SARs, although restrictions may be imposed by the Committee in the SAR agreements. The Committee may elect to pay SARs in cash or in Common Stock or in a combination of both.

Dividend Equivalents represent the value of the dividends per share paid by the Company, calculated with reference to the number of shares covered by the stock options, SARs or other Awards held by the participant.

Stock Payments may be authorized by the Committee in the form of shares of Common Stock or an option or other right to purchase Common Stock as part of a deferred compensation arrangement or otherwise in lieu of or in addition to all or any part of compensation, including bonuses, that would otherwise be payable in cash to the employee or consultant.

Exercise of Options.  The exercise prices of options granted to employees and consultants are fixed by the Committee, but may not be less than 100% of the fair market value of the Common Stock on the date of grant. Options under the 1999 Equity Plan are exercisable in installments in such amounts (which may be cumulative) as the Committee will provide in the terms of each stock option agreement; provided, however, that options must vest over a minimum of three years from the date of grant in order to become fully exercisable. The exercisability of options may be accelerated in the event of a change in control of the Company (as defined in the stock option agreement). Subject to the following, the expiration date, maximum number of shares purchasable, conditions to exercise and other provisions of individual stock option agreements are established by the Committee at the time of grant. No portion of an option which is unexercisable upon the termination of employment for any reason may thereafter become exercisable. Generally, options which are exercisable upon termination of an optionee’s employment with the Company or its subsidiaries expire three months following such termination. However, options may be exercised up until the expiration date of the full term of the options after termination of employment due to an optionee’s death, disability or retirement at age 55 or older in accordance with the Company’s retirement policies (unless earlier terminated by reason of the optionee’s willful misconduct).

Non-Transferability.  Options may be transferred only by will or by the laws of descent and distribution, and during a participant’s lifetime are exercisable only by the participant. However, the Committee may in its discretion permit transfers by gift to a member of the holder’s immediate family or related entities or pursuant to a qualified domestic relations order.

Adjustments upon Change in Capitalization, Corporate Transactions and Other Circumstances.  In the event the Committee determines that any dividend or other distribution, recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee’s discretion, affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 1999 Equity Plan or with respect to an Award, the Committee will make equitable adjustments in: (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded; (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and (iii) the grant or exercise price with respect to any Award.

See “Proposal 2, Approval of Safeway Inc. 2007 Equity and Incentive Award Plan,” for a description of the new equity-based plan we are requesting our stockholders to approve at the Annual Meeting.

Description of the Blackhawk Plan

Under the terms of the Blackhawk Plan, Safeway may grant restricted stock awards to certain executives of Safeway. The restricted stock awards are in the form of shares of Blackhawk Common Stock.

Purchase Price.  The purchase price of the restricted shares of Blackhawk Common Stock is par value ($0.001 per share). The restricted shares are nontransferable and are subject to Blackhawk’s repurchase right (described below).

Vesting.  An executive’s restricted shares are subject to time-based vesting. The initial awards generally were 20% vested on the grant date (on or about February 24, 2006) and will vest in additional cumulative 20% installments on January 31 of each subsequent year through 2010. The executive must remain employed by Safeway or a Safeway subsidiary until the restricted shares vest.

Repurchase of Unvested Shares.  Following an executive’s termination of employment, Safeway has the right to repurchase any restricted shares that remain unvested at the original par value purchase price.

Fair Market Value.  Blackhawk obtains an annual appraisal of the fair market value of the restricted shares, which is determined by an independent valuation firm. The appraisal is based on the value of Blackhawk after the application of any appropriate discounts. The appraised value is determined as of January 31 of each year. Also, Blackhawk may have the appraised value determined on other dates during the year.

Restrictions on Vested Shares.  Safeway, Blackhawk and the executives are parties to a stockholders’ agreement that restricts the sale or disposition of the restricted shares held by the executives. The agreement prohibits an executive’s sale or disposition of the restricted shares without Safeway’s consent. An executive’s vested restricted shares are subject to certain put and call rights in the event of termination and certain other circumstances.

Corporate Transactions.  An executive’s restricted shares will continue to be subject to vesting following a spin-off, change in ownership or control or initial public offering of Blackhawk.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information for each named executive officer with respect to: (1) each grant of options to purchase Common Stock that was made at any time, had not been exercised and remained outstanding at December 30, 2006; and (2) each award of restricted stock that was made at any time, had not vested and remained outstanding at December 30, 2006.

	OPTION AWARDS(1)					STOCK AWARDS(2)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Steven A. Burd	2,180,000	0		$2.81	10/27/2007	400,000	(8)	$964,000	(8)
	1,200,000	0		$41.25	6/29/2008
	2,000,000	0		$53.88	12/11/2010
	205,833	823,334	(3)	$18.11	3/18/2011
	0	1,029,000	(4)	$23.01	2/15/2012
Robert L. Edwards	160,000	240,000	(5)	$20.02	3/25/2010	50,000	(9)	$1,728,000
	52,792	211,170	(3)	$18.11	3/18/2011	133,600	(8)	$321,976	(8)
	0	273,000	(4)	$23.01	2/15/2012
Brian C. Cornell	400,000	200,000	(6)	$22.78	5/04/2010	50,000	(10)	$1,728,000
	65,096	260,387	(3)	$18.11	3/18/2011	133,600	(8)	$321,976	(8)
	0	326,000	(4)	$23.01	2/15/2012
Larree M. Renda	100,000	0		$26.41	7/23/2007	24,099	(11)	$832,861
	150,000	0		$30.94	12/11/2009	133,600	(8)	$321,976	(8)
	90,000	60,000	(7)	$20.15	12/12/2009
	6,000	0		$2.38	2/27/2011
	56,594	226,380	(3)	$18.11	3/18/2011
	0	293,000	(4)	$23.01	2/15/2012
Bruce L. Everette	100,000	0		$26.41	7/23/2007	24,099	(11)	$832,861
	100,000	0		$34.22	2/17/2008	133,600	(8)	$321,976	(8)
	90,000	60,000	(7)	$20.15	12/12/2009
	53,894	215,580	(3)	$18.11	3/18/2011
	6,000	0		$2.38	8/27/2011
	50,000	0		$45.67	12/04/2011
	0	279,000	(4)	$23.01	2/15/2012

(1)	Reflects all options held by the named executive officers as of December 30, 2006. Option awards become exercisable in annual installments of 20%, commencing one year from the date of grant, with full vesting occurring on the fifth anniversary of the date of grant. The exercise price of all options is equal to the fair market value of the Company’s Common Stock on the date of grant, based on the closing market price of the Company’s Common Stock for such date as reported in The Wall Street Journal.
(2)	Reflects all restricted stock awards held by the named executive officers as of December 30, 2006.
(3)	Options vest 20% per year with vesting dates of 2/15/2006, 2/15/2007, 2/15/2008, 2/15/2009 and 2/15/2010.
(4)	Options vest 20% per year with vesting dates of 2/15/2007, 2/15/2008, 2/15/2009, 2/15/2010 and 2/15/2011.
(5)	Options vest 20% per year with vesting dates of 3/24/2005, 3/24/2006, 3/24/2007, 3/24/2008 and 3/24/2009.
(6)	Options vest 33 1/3% per year with vesting dates of 5/3/2005, 5/3/2006 and 5/3/2007.
(7)	Options vest 20% per year with vesting dates of 12/11/2004, 12/11/2005, 12/11/2006, 12/11/2007 and 12/11/2008.
(8)	Represents shares of Common Stock of Blackhawk granted to the named executive officers on February 24, 2006 pursuant to the Blackhawk Plan. Blackhawk restricted stock was 20% vested on the date of grant. An additional 20% of the shares vests on 1/31/2007, 1/31/2008, 1/31/2009 and 1/31/2010. The value of Blackhawk restricted stock was estimated to be $2.41 per share as of January 31, 2007, based on a valuation provided by a leading independent valuation firm. For both the January 31, 2006 and January 31, 2007 valuations, the valuation firm used standard methodologies for valuing non-public businesses. The valuation firm applied significant discounts to indicate that firm’s assessment of the risks associated with achieving projected results. The discounts reflect both the extraordinary growth estimates for Blackhawk and its brief operating history. The firm also applied a discount for the lack of marketability and minority interest of the shares. The projections utilized by the firm in estimating the January 31, 2007 value of Blackhawk restricted stock were consistent with the forecast for Blackhawk used by the Company at its December 12, 2006 investor conference. The significant early stage company discount applied by the valuation firm decreased from early 2006 to early 2007 as a result of Blackhawk’s revenue growth and customer base diversification achieved in 2006.

(9)	Safeway Inc. restricted stock vests 25% per year with vesting dates of 3/24/2005, 3/24/2006, 3/24/2007 and 3/24/2008. The market value of Safeway Inc.’s restricted stock was $34.56 per share, the closing market price of the Company’s Common Stock as reported in The Wall Street Journal on December 29, 2006.
(10)

Safeway Inc. restricted stock vests 33 1/3% per year with vesting dates of 5/3/2005, 5/3/2006 and 5/3/2007. The market value of Safeway Inc.’s restricted stock was $34.56 per share, the closing market price of the Company’s Common Stock as reported in The Wall Street Journal on December 29, 2006.

(11)	Safeway Inc. restricted stock vests 25% per year with vesting dates of 12/11/2004, 12/11/2005, 12/11/2006 and 12/11/2007. The market value of Safeway Inc.’s restricted stock was $34.56 per share, the closing market price of the Company’s Common Stock as reported in The Wall Street Journal on December 29, 2006.

OPTION EXERCISES AND STOCK VESTED

The following table shows the number of shares of Common Stock acquired by each named executive officer during 2006 upon the exercise of options and the number of shares of restricted stock held by each named executive officer that vested during 2006.

	OPTION AWARDS			STOCK AWARDS
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)		Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
Steven A. Burd	14,430	$187,215	(1)	—		$—
				100,000	(4)	$108,900	(4)
Robert L. Edwards	—	$—		25,000		$634,750	(5)
				33,400	(4)	$36,373	(4)
Brian C. Cornell	—	$—		50,000		$1,224,500	(6)
				33,400	(4)	$36,373	(4)
Larree M. Renda	26,000	$684,874	(2)	24,099		$799,123	(7)
				33,400	(4)	$36,373	(4)
Bruce L. Everette	80,000	$1,617,696	(3)	24,099		$799,123	(7)
				33,400	(4)	$36,373	(4)

(1)	This amount represents the difference between $22.41, the closing market price of the Company’s Common Stock as reported in The Wall Street Journal on the option exercise date, and the option exercise price, multiplied by the number of shares of Common Stock covered by the exercised options.
(2)	This amount represents the difference between $31.14 and $28.20, the closing market prices of the Company’s Common Stock as reported in The Wall Street Journal on the option exercise dates, and the option exercise prices, multiplied by the number of shares of Common Stock covered by the exercised options.
(3)	This amount represents the difference between $24.94, the closing market price of the Company’s Common Stock as reported in The Wall Street Journal on the option exercise date, and the option exercise price, multiplied by the number of shares of Common Stock covered by the exercised options.
(4)	This amount represents the difference between $1.09, the estimated value of Blackhawk restricted stock on January 31, 2006, based on an independent valuation, and the award price, multiplied by the number of shares of Blackhawk Common Stock covered by the vested awards. Blackhawk restricted stock was 20% vested on the date of grant, February 24, 2006.
(5)	This amount represents the difference between $25.40, the closing market price of the Company’s Common Stock as reported in The Wall Street Journal on the release date of the restricted stock award, and the award price, multiplied by the number of shares of Common Stock covered by the vested awards.
(6)	This amount represents the difference between $24.50, the closing market price of the Company’s Common Stock as reported in The Wall Street Journal on the release date of the restricted stock award, and the award price, multiplied by the number of shares of Common Stock covered by the vested awards.
(7)	This amount represents the difference between $33.17, the closing market price of the Company’s Common Stock as reported in The Wall Street Journal on the release date of the restricted stock award, and the award price, multiplied by the number of shares of Common Stock covered by the vested awards.

POST-EMPLOYMENT COMPENSATION

PENSION BENEFITS

The following table quantifies the benefits expected to be paid to the named executive officers under the Company’s Employee Retirement Plan (the “ERP”), a qualified defined benefit pension plan, the Company’s Retirement Restoration Plan and the Company’s Retirement Restoration Plan II (collectively, the “RRP”), non-qualified defined benefit pension plans, and a Supplemental Employee Retirement Plan for Mr. Burd (the “SERP”). The Retirement Restoration Plan II became effective on January 1, 2005 in connection with the passage of Code Section 409A. The terms of the plans are described below the table.

The following actuarial assumptions were employed to derive the calculations shown on the table below: (1) pension economic assumptions utilized for the Company’s SFAS 132 (as amended by SFAS 158 for 2006) financial reporting for fiscal years ending in 2005 and 2006 were used for calculations at the end of those years, respectively; (2) demographic assumptions are also consistent with pension financial reporting, with the exception of modified retirement and pre-retirement decrements as required by SEC guidance; (3) a discount rate of 5.69% was used for 2005 and 5.97% for 2006; (4) a cash balance interest crediting and annuity conversion interest rate of 5.00% was used for both 2005 and 2006; and (5) an account balance interest crediting rate of 5.00% was used for 2005 and 3.70% for 2006.

Additional actuarial assumptions used include the following: (1) account balance annuity conversion rate – product of account balance and a factor of 1.00% at ages over 55; (2) mortality table for lump sum conversion – GAR94 for 2005 and 2006; (3) retirement table for post-retirement mortality – RP2000 projected to 2006 for 2005 calculations and RP2000 projected to 2015 for 2006 calculations; (4) no pre-retirement mortality, turnover or disability; (5) retirement age of 65 for cash balance only participants (Mr. Cornell and Mr. Edwards), age 62 for participants in the ERP grandfather (Mr. Burd, Mr. Everette and Ms. Renda) and immediate retirement for Mr. Burd’s SERP agreement.

Name	Plan Name(1)		Number of Years Credited Service (#)(2)	Present Value of Accumulated Benefit ($)(3)
Steven A. Burd	ERP RRP SERP	(4)	13.2 13.2 N/A	$ $ $	647,772 3,649,235 8,508,087

Robert L. Edwards	ERP RRP		1.8 1.8	$ $	29,823 75,498	(5) (5)

Brian C. Cornell	ERP RRP		1.6 1.6	$ $	28,816 89,997	(5) (5)

Larree M. Renda	ERP RRP		23.4 23.4	$ $	593,588 1,361,972	(5)

Bruce L. Everette	ERP RRP		30.1 30.1	$ $	860,686 2,243,766

(1)

The Company provides its eligible executives with retirement benefits that are in addition to those provided to its employees generally. These retirement benefits are provided using a combination of the ERP, a qualified defined benefit pension plan, and the RRP non-qualified defined benefit pension plans. Mr. Burd is also covered by the SERP, called the Supplemental Retirement Benefit Agreement. No other executive officer has a supplemental retirement benefit other than the RRP. Under the ERP, upon termination of employment for any reason (including in connection with a change in control), a participant may elect to receive his or her vested benefit via a lump sum payment or an annuity paid monthly. Under the RRP, upon termination of employment for any reason (including in connection with a change in control), a participant will receive his or her vested benefit via an annuity paid monthly. Under the ERP, in the event of termination of employment for any reason, a participant must have at least five years of service with the Company or must have reached age 55 to receive his or her accumulated benefits, and under the RRP, a participant must have reached age 55 to receive his or her accumulated benefits.

(2)	The number of years of credited service and the present value of accumulated benefits are calculated as of December 30, 2006, which is the measurement date used for reporting purposes in the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2006.
(3)	Account-based cash benefits were projected to the assumed retirement age using the appropriate interest rate. No future contributions were assumed. These projected accounts were converted to annuities at the assumed retirement age using the annuity conversion mortality and interest assumptions used in the Company’s financial disclosures (e.g., cash balance accounts are converted using 1994 GAR mortality and 5.00% interest). Employee contribution account balances were converted to annuities at current assumptions. Benefits payable at the assumed retirement age were converted to a present value at that date using the mortality and interest assumptions for annuity present values that were used in the Company’s financial disclosures (e.g., end of fiscal 2006 annuity was valued at assumed retirement age using RP2000 projected to 2015 mortality and 5.97% interest). The present value determined at the assumed retirement age was discounted back to the end of the 2005 or 2006 fiscal year using the pension financial reporting discount rate.
(4)	Since benefits under this plan are not tenure-based, there are no creditable years of service related to this plan. Mr. Burd’s SERP benefit was valued by calculating the gross benefit payable at the assumed retirement age and offsetting ERP and RRP benefits that would be payable at the same age. The net SERP benefit was then valued as an immediately payable annuity using the assumptions described previously. Upon termination of employment for any reason other than cause, Mr. Burd will receive his accumulated net SERP benefit as an annuity paid monthly. In the event of a termination of Mr. Burd’s employment with the Company for cause, Mr. Burd would not receive a payment under the SERP. Cause is defined in the SERP as: (i) an act of fraud, dishonesty, misappropriation, illegal conduct or gross misconduct that has a material impact on the assets or reputation of the Company; or (ii) a conviction of or plea of nolo contendere to a felony or misdemeanor involving moral turpitude and materially impacting the Company.
(5)	These amounts were not vested as of December 30, 2006. In the event the named executive officer’s employment with the Company had been terminated as of December 30, 2006 voluntarily, involuntarily with or without cause or as a result of a change in control of the Company, the named executive officer would have received $0 under this benefit.

Description of the Employee Retirement Plan and Retirement Restoration Plan

Retirement, or pension, benefits are provided to the executive officers under the ERP, a qualified defined benefit pension plan, and the RRP (collectively, the “Retirement Plans”). The RRP provides benefits to certain employees, including executive officers, that cannot be paid under the qualified ERP due to Code limitations on the amount of compensation that may be recognized and the amount of benefits that may be paid. The RRP also recognizes any compensation deferred under our deferred compensation plans for purposes of determining such benefits.

Effective July 1, 1999, the ERP was amended to provide benefits primarily under a cash balance formula. Benefits accrued prior to the change were converted to an opening cash balance as of July 1, 1999 equal to the present value of accrued benefits on June 30, 1999. Future benefits under the cash balance formula are accrued by the addition of compensation-based credits and interest credits to each participant’s cash balance until retirement. Interest credits are based on the annual rate of return on 30-year treasury securities.

Under the ERP, a participant becomes vested in his or her accrued benefits after five years of service or reaching age 55, whichever occurs first. If a participant has five years of service with the Company, vested benefits under the ERP are available following termination, regardless of age. Benefits under the RRP are available to participants who terminate employment at or after age 55. The normal retirement benefit is determined as a life annuity that is actuarially equivalent (based on the annual rate of return on 30-year treasury securities and mortality assumptions specified in the ERP) to the cash balance at retirement. Active participants as of June 30, 1999 are also eligible for a minimum benefit based on the benefit formulas under the Retirement Plans in effect prior to July 1, 1999, under which benefits continued to accrue through June 30, 2006.

For the purposes of the Retirement Plans, compensation-based credits are determined as a percent of compensation, which includes pay earned from full-time employment, contingent pay and pay for part-time employment, but excludes stock options and any special pay made solely in the discretion of the employer. The percentage applied to each year’s compensation increases with years of participation in the Retirement Plans (from 6% upon commencement of participation to a maximum of 13% after completing 25 years of participation). Compensation under the cash balance formula for the individuals named in the Summary Compensation Table generally corresponds with the aggregate of the earned salary, plus bonuses for each such person.

Under each of the Retirement Plans, the accumulated benefit of each of the named executive officers will vest if any of such individuals dies while still an employee of the Company. In such case, the executive officer’s beneficiary will receive the vested benefits in the form of a lump sum (ERP only) or an annuity paid monthly, if the beneficiary is the surviving spouse, or in installments, if the beneficiary is not the surviving spouse. In addition, under the RRP, each of the named executive officers is entitled to payment of a special death benefit if any of such individuals dies while employed as an executive officer of the Company or after retiring as an executive officer of the Company. If any of the named executive officers dies while employed as an executive officer, then the executive officer’s beneficiary will receive an RRP death benefit in a single lump sum payment equal to four times the executive’s base salary at the time of death, up to a maximum of $4 million, less any amount otherwise payable by Company-provided life insurance. Post-retirement death benefits are determined based on the former executive officer’s age and final average compensation.

Description of the Supplemental Employee Retirement Plan

In March 2005, our Board approved the terms of an agreement for a supplemental retirement benefit (the “Supplemental Retirement Agreement”) for Mr. Burd. The Executive Compensation Committee previously approved and recommended the Supplemental Retirement Agreement. In making its recommendation, the Committee reviewed comparative data from approximately 150 public companies and from certain companies in the food industry. The Committee determined that Mr. Burd’s total retirement benefit under the Retirement Plans was below the level of retirement benefits provided to chief executive officers of the companies examined. In order to retain Mr. Burd’s services and to make his retirement benefits comparable to those of other executives, the Committee approved the Supplemental Retirement Agreement, which placed Mr. Burd approximately at the median of the executives examined.

Under the terms of the Supplemental Retirement Agreement, Mr. Burd’s total retirement benefit is calculated as a percentage of his final average compensation (defined as the average of Mr. Burd’s base salary and bonus for the five consecutive years during his final ten years of service during which the total of his base salary and bonus is the highest). If Mr. Burd were to terminate employment with us at age 57 (his current age), he would be eligible to receive a retirement benefit equal to 52% of his final average compensation, and this percentage would increase by 1% for each full year of service thereafter up to a maximum of 60% of his final average compensation. Any amount determined pursuant to this formula will be offset by the actuarial equivalent of Mr. Burd’s benefits under the Retirement Plans and any other of Mr. Burd’s defined benefit retirement plans or programs.

Upon termination of employment for any reason other than cause, Mr. Burd will receive his accumulated net SERP benefit as an annuity paid monthly. In the event of a termination of Mr. Burd’s employment with the Company for cause, Mr. Burd would not receive a payment under the SERP. Cause is defined in the SERP as: (i) an act of fraud, dishonesty, misappropriation, illegal conduct or gross misconduct that has a material impact on the assets or reputation of the Company; or (ii) a conviction of or plea of nolo contendere to a felony or misdemeanor involving moral turpitude and materially impacting the Company.

No other executive officer has a supplemental retirement benefit other than the RRP.

NON-QUALIFIED DEFERRED COMPENSATION

The following table shows the non-qualified deferred compensation benefits for each of the named executive officers for the fiscal year ended December 30, 2006.

Name	Executive Contributions in Last FY ($)(1)	Aggregate Earnings in Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)(3)	Aggregate Balance at Last FYE ($)(4)
Steven A. Burd	$—	$—	$—	$—
Robert L. Edwards	$—	$—	$—	$—
Brian C. Cornell	$196,818	$33,921	$—	$477,895
Larree M. Renda	$340,079	$33,921	$—	$511,034
Bruce L. Everette	$—	$—	$95,618	$—

(1)	This amount reflects the contributions made by each named executive officer and is included in each named executive officer’s compensation reported in the Summary Compensation Table, either as Salary or as Non-Equity Incentive Plan Compensation. No Company contributions were made for the named executive officers during the fiscal year ended December 30, 2006.
(2)	Includes $33,921 of credited earnings for Mr. Cornell and Ms. Renda that accrued under the Company’s Executive Deferred Compensation Plan and Executive Deferred Compensation Plan II. No above-market or preferential earnings were included in the calculation of aggregate earnings and, therefore, these amounts are not reported in the Summary Compensation Table.
(3)	This amount reflects the aggregate withdrawals and distributions by the named executive officers during the fiscal year ended December 30, 2006. The withdrawal by Mr. Everette was a scheduled withdrawal.
(4)	This amount reflects the aggregate balance as of December 30, 2006 that has previously been reported as compensation for each named executive officer in the Summary Compensation Table in prior years.

Description of the Executive Deferred Compensation Plans

We have two deferred compensation plans that are non-qualified defined benefit contribution plans: the Executive Deferred Compensation Plan and the Executive Deferred Compensation Plan II (collectively, the “Plan”), in which certain eligible officers, including executive officers, may participate. The Executive Deferred Compensation Plan was frozen as of December 31, 2004, and the Executive Deferred Compensation Plan II was adopted effective January 1, 2005 in connection with the passage of Section 409A of the Code. The Plan allows the officer to defer salary or bonus and to have these credited amounts mirror the investment performance of a selection of mutual funds. We do not credit matching contributions to the individual accounts of our executive officers under the Plan. We are responsible for making payments under the Plan on designated distribution dates.

Participants can defer up to 100% of base salary and up to 100% of bonus and a minimum of $5,000 for any plan year. The deferred amounts are credited to accounts established for the participants. Deferred amounts and credited earnings are held in a Rabbi Trust. Each participant is fully vested in the portions attributable to his or her own deferrals of salary and bonus.

At the time a participant makes a deferral election, he or she must elect when the amount attributable to such deferral election is to be distributed and whether such amount is to be paid in a lump sum or annual installments of five, ten or 15 years. Participants can schedule distributions to be paid while employed or upon retirement. If a participant schedules a distribution to be paid while employed, the distribution must be in the form of a lump sum and must be at least $50,000. If a participant terminates for reasons other than retirement (voluntary termination at age 55 or older) or disability, the participant’s account balance will be paid in a lump sum. The Executive Compensation Committee may permit an early distribution to a participant upon his or her demonstration of need due to an unforeseeable emergency.

The table below shows the funds available under the Plan and the funds’ annual rate of return for the calendar year ended December 31, 2006. The performance results reported below are net of investment management fees. Participants can change investment allocations monthly. Any earnings or losses on each participant’s account are credited (or debited) with earnings (or losses) at the end of each month.

Name of Fund	Rate of Return	Name of Fund	Rate of Return
MFC Global Money Market	3.87%	T. Rowe Price Blue Chip Growth	8.99%
American Funds American Bond	5.96%	Fidelity Strategic Opportunities	11.54%
PIMCO Total Return	3.03%	Lord Abbett Mid Cap Value	11.66%
Western Asset High Yield	9.77%	Deutsche Dynamic Growth	10.42%
Capital Guardian Income & Value	8.07%	T. Rowe Price Small Company Value	14.79%
T. Rowe Price Equity-Income	18.37%	RCM Emerging Small Company	1.84%
GMO U.S. Core	8.57%	Franklin Templeton International Value	28.88%
MFC Global 500 Index – Class B	14.93%	T. Rowe Price Science & Technology	4.95%
Jennison Capital Appreciation	1.71%

In the event of a change in control of the Company, the Board, in its discretion, may terminate the Plan during the period from 30 days prior to the change in control to 12 months following the change in control. If the Plan is terminated, all vested benefits must be distributed to the Plan participants within the 12-month period following termination of the Plan. The Company has the discretion to distribute such vested benefits in a lump sum payment or installments during that 12-month period.

OTHER POTENTIAL POST-EMPLOYMENT PAYMENTS

The Company has not historically entered into severance or change in control agreements with its executive officers providing for a cash payment in the event of a change in control or an executive’s termination of employment, whether such termination is voluntary, for cause or otherwise. The Company has occasionally entered into such an agreement with an individual when necessary to recruit that person. The Company does not currently have any such agreements in place with any of its executive officers. The Company may consider entering into severance or change in control agreements in the future depending on the circumstances at the time.

No named executive officer currently has an employment agreement that provides a specific term of employment with us. Accordingly, the employment of any such executive officer may be terminated at any time at the discretion of our Board. On January 24, 2007, the Company and Mr. Cornell entered into a letter agreement cancelling Mr. Cornell’s employment agreement, which had provided that, in the event Mr. Cornell’s employment was terminated by the Company without cause, he would be entitled to receive one year’s base salary, plus a bonus amount equal to 100% of his annual salary, plus one year of continued vesting in the stock options he had been granted, unless he obtained other employment with a competing food or drug retailer, in which event all of these benefits would cease. His unvested restricted stock also would have vested immediately. All of these provisions terminated in connection with the cancellation of Mr. Cornell’s employment agreement.

Under our Retirement Plans, in the event of a termination of employment of a named executive officer for any reason, including in connection with a change in control of the Company, the named executive officer is entitled to receive any vested retirement benefits that have accumulated as of the date of termination. For a discussion of the benefits that would be payable and the manner of payment to our named executive officers under the Retirement Plans and the Supplemental Retirement Agreement assuming a termination of employment as of December 30, 2006, see the section titled “Pension Benefits” above. Under our Executive Deferred Compensation Plans, in the event of a termination of employment of a named executive officer for any reason, including in connection with a change in control of the Company, the named executive officer is entitled to receive his or her account balance under such Plan as of the date of termination. For a discussion of the amounts payable and manner of payment to each of our named executive officers under our Executive Deferred

Compensation Plans assuming a termination of employment as of December 30, 2006, see the section titled “Non-Qualified Deferred Compensation” above.

Acceleration of Options and Restricted Stock Upon a Change in Control.  In the event of a change in control(1) of the Company, the 1999 Equity Plan provides that unvested stock options and unvested restricted stock will accelerate and become vested. The Blackhawk restricted stock that was granted to the named executive officers in 2006 does not vest in the event of a change in control of the Company or Blackhawk. Below is a table that displays the 2006 fiscal year-end value of stock options and restricted stock that would vest upon a change in control of the Company.

Benefits Payable Upon Death.  Under each of the ERP and the RRP, the accumulated benefit of each of the named executive officers will vest if any of such individuals dies while an employee of the Company. In such case, the named executive officer’s beneficiary will receive the vested benefits in the form of a lump sum (for the ERP only), an annuity paid monthly, if the beneficiary is the surviving spouse, or in installments, if the beneficiary is not the surviving spouse. In addition, under the RRP, each of the named executive officers is entitled to payment of a special death benefit if any of such individuals dies while employed as an executive officer of the Company or after retiring as an executive officer of the Company. Under the special death benefit, if any of the named executive officers dies while employed as an executive officer, the named executive officer’s beneficiary will receive a single lump sum payment equal to four times the executive’s base salary at the time of death up to a maximum of $4 million, less any amount otherwise payable by Company-provided life insurance. Post-retirement death benefits are determined based on the former executive officer’s age and final average compensation. Set forth in the table below is the amount that would have been payable to the beneficiaries of each of our named executive officers had such benefit been triggered as of December 30, 2006.

	Value of Unvested Options(2)	Value of Unvested Restricted Stock(2)	Death(3)		Additional RRP Lump Sum Death Payment
Steven A. Burd	$25,428,794	$0	ERP	$5,076
			RRP	$28,334	$3,000,000
			SERP	$56,428
Robert L. Edwards	$10,116,496	$1,727,500	ERP	$180
			RRP	$456	$1,372,000
Brian C. Cornell	$10,404,666	$1,727,500	ERP	$170
			RRP	$530	$1,784,000
Larree M. Renda	$7,972,701	$832,620	ERP	$4,980
			RRP	$10,758	$1,491,507
Bruce L. Everette	$7,633,341	$832,620	ERP	$6,946
			RRP	$17,874	$1,372,000

(1)

Change in control is defined in the stock option agreements as the occurrence of any of the following events: (a) any “person,” other than an employee benefit plan of the Company, a trustee or other fiduciary holding securities under an employee benefit plan of the Company or an underwriter who acquires such securities for the purpose of resale in an underwritten public offering of such securities, is or becomes the beneficial owner, directly or indirectly, of 25% or more of the Company’s then outstanding voting securities; (b) as a result of a tender offer or exchange offer for the purchase of securities of the Company, or as a result of a proxy contest, merger, consolidation or sale of assets, or as a result of any combination of the foregoing, directors at the beginning of any two-year period plus new directors whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such two-year period or whose election or nomination for election was previously so approved (collectively, the “Continuing Board Members”), cease for any reason to constitute a majority thereof; or (c)(i) the consummation of a merger or consolidation of the Company with any other corporation regardless of which entity is the surviving company, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent at least 80% of the Company’s then outstanding voting securities or such securities of such surviving entity outstanding immediately after such merger or consolidation, or (ii) the holders of securities of the Company entitled to vote thereon approve a plan of complete liquidation of the Company, or (iii) the consummation of an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets. However, no event described in subparagraph (c)(i) shall constitute a change in control of the Company if (I) the merger or consolidation would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent at least 50%, but less than 80%, of the Company’s then outstanding voting securities, or such securities of such surviving entity outstanding immediately after such merger or consolidation, and (II) prior to the occurrence of any such event, the Continuing Board Members unanimously determine, by resolution, that such event shall not constitute a Change in Control of the Company.

(2)	Based on the fiscal year-end closing stock price of Safeway’s Common Stock of $34.56 as of December 29, 2006.
(3)	This amount represents the monthly payment for a single life annuity paid to the surviving spouse.

Operating Bonus Plan and Capital Bonus Plan.  In the event an executive officer’s employment terminates on or after the last day of the fiscal year and before actual bonuses are paid, whether due to resignation, retirement, disability or otherwise, the Executive Compensation Committee retains the discretion to determine whether the executive is entitled to a bonus payout based on that fiscal year’s results under the Operating Bonus Plan and the Capital Bonus Plan. The estimated payout under these plans is described in the “Grants of Plan-Based Awards Table” earlier in this Proxy Statement.

Perquisites.  No perquisites, described in footnote 6 to the Summary Compensation Table in this Proxy Statement, continue after termination of employment.

DIRECTOR COMPENSATION

Safeway believes that compensation for non-employee directors should be competitive and should encourage ownership of Safeway Common Stock. In June 2004, the Board of Directors approved modifications to the non-employee director compensation program. The revised compensation program is intended to provide a competitive total compensation package designed in a manner consistent with evolving best practices in outside director compensation. In December 2006, the Board of Directors approved modifications to the non-employee director compensation program to conform to Section 409A of the Code.

Cash Compensation.  Each non-employee director receives an annual fee of $125,000. Additionally, the Lead Independent Director, as well as the chairs of the Audit Committee and the Committee on Strategic Initiatives, each receive an additional annual fee of $25,000. Each other member of these committees receives an annual fee of $15,000. The chairs of the Executive Compensation Committee and the Nominating and Corporate Governance Committee each receive an annual fee of $15,000. Each other member of these committees receives an annual fee of $10,000. Each member of the Executive Committee, except Mr. Burd, receives an annual fee of $15,000. All fees are payable quarterly.

Deferred Stock Units.  Under the Deferred Compensation Plan for Safeway Non-Employee Directors II, as adopted on December 6, 2006 (the “Directors Deferred Compensation Plan”), 50% of the fees each director receives will automatically be deferred into stock units based on an equivalent number of shares of Common Stock that could have been purchased with the deferred compensation. These deferred amounts are payable only upon the director’s termination of service as a director of Safeway. In addition, a non-employee director may elect to defer, until a specified calendar year or until retirement from the Board, all or any portion of the remaining 50% of the director’s cash compensation. The director may elect to have such compensation credited to a cash credit account which accrues interest at the primate rate or a stock credit account. Non-employee directors’ stock accounts are also credited with additional stock units relating to the payment of dividends based on an equivalent number of shares of Common Stock that could have been purchased with the dividend payable on the number of shares to which the director’s stock units are then equivalent. All distributions of a director’s cash or stock credit account are made in cash.

Stock Options for New Directors.  The Company awards stock option grants to its new directors. Each new director receives an initial grant of stock options to purchase 20,000 shares of Safeway Common Stock at an exercise price no less than 100% of the fair market value of a share of Common Stock on the date of grant.

Stock Ownership Requirements.  On May 2, 2004, the Board amended the Company’s Corporate Governance Guidelines to provide that, within 12 months of joining the Board, each new non-employee director must own a number of shares of Safeway Common Stock equal to one year’s director cash compensation divided by the average price per share of Common Stock calculated based upon the average share prices during the director’s first 60 days of service. The shares may be acquired by a director by purchasing shares of Safeway Common Stock or by electing to have his or her cash compensation deferred under the terms of the Directors Deferred Compensation Plan. Each director who was a member of the Board as of May 2, 2004 must own a minimum of 5,000 shares of Common Stock. Each director, so long as he or she remains on the Board, must maintain ownership of the minimum number of shares of Common Stock set forth in the Guidelines.

The following table shows all cash and non-cash compensation provided to each non-employee director of the Company in fiscal 2006. The Company does not award annual options or provide non-equity compensation or pension benefits to its non-employee directors.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Option Awards ($) (3)	Total ($) (4)
Janet E. Grove	$—	$189,086	$36,978	$226,064
Mohan Gyani	$—	$220,294	$36,978	$257,272
Paul Hazen	$—	$264,422	$6,955	$271,377
Robert I. MacDonnell	$—	$213,569	$6,955	$220,524
Douglas J. Mackenzie	$—	$188,236	$33,028	$221,264
Rebecca A. Stirn	$75,000	$96,150	$6,955	$178,105
William Y. Tauscher	$82,971	$106,095	$6,955	$196,021
Raymond G. Viault	$—	$187,560	$39,339	$226,899

(1)	Consists of the fees earned or paid in cash in fiscal 2006.
(2)	This amount represents the total fees earned or paid in stock for the year ended December 30, 2006, including dividends. Each director’s stock credit account is credited, as of the last day of the calendar quarter, with a Common Stock equivalent equal to the number of shares of Common Stock (including fractions of a share) that could have been purchased at the average of the closing prices of the Common Stock on each business day during the last month of the calendar quarter with the amount of the compensation deferred during the quarter under the Directors Deferred Compensation Plan. This amount also includes the total dividends paid during the year. As of the date any dividend is paid to holders of Common Stock, the director’s stock credit account is credited with additional Common Stock equivalents equal to the number of shares of Common Stock (including fractions of a share) that could have been purchased at the closing price of the Common Stock on such date with the dividend paid on the number of shares of Common Stock to which the director’s stock credit account is then equivalent. As of December 30, 2006, the following numbers of shares were owned by each of the directors in his or her stock credit account: Ms. Grove, 12,881 shares; Mr. Gyani, 13,969 shares; Mr. Hazen, 38,326 shares; Mr. MacDonnell, 33,405 shares; Mr. Mackenzie, 9,946 shares; Ms. Stirn, 11,985 shares; Mr. Tauscher, 12,073 shares; and Mr. Viault, 12,112 shares. These share amounts do not include the quarterly dividends that were paid on January 19, 2007.
(3)	The amount shown does not reflect compensation actually received by the director. This amount consists of the compensation cost recognized by the Company in fiscal 2006 related to the grant of stock options in prior fiscal years, computed in accordance with SFAS 123R. Also see Note G to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2006 for an explanation of the assumptions made by the Company in the valuation of these stock option awards. The Company awards stock option grants to its new directors. Under the Company’s current director stock option grant policy, each new director receives an initial grant of stock options to purchase 20,000 shares of Safeway Common Stock at an exercise price no less than 100% of the fair market value of a share of Common Stock on the date of grant. In June 2000, the Company granted Mr. Tauscher an option to purchase 100,000 shares of Common Stock as compensation for services to the Company as a consultant regarding the Company’s equity investment in a new business venture. The option had an exercise price of $41.00 per share and vested ratably over five years. In May 2001, Mr. Tauscher received an automatic grant of an option to purchase 100,000 shares of Common Stock in accordance with the Company’s director compensation program then in effect. The option had an exercise price of $50.44 and vested ratably over three years. The following numbers of option awards were held by each of the directors and outstanding as of December 30, 2006: Ms. Grove, 20,000 options; Mr. Gyani, 20,000 options; Mr. Hazen, 12,000 options; Mr. MacDonnell, 14,939 options; Mr. Mackenzie, 20,000 options; Ms. Stirn, 14,939 options; Mr. Tauscher, 218,700 options; and Mr. Viault, 20,000 options.
(4)	The directors received no perquisites or other personal benefits in fiscal 2006.

The following Report of the Audit Committee is not to be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent the Company specifically requests that such information be treated as soliciting material or specifically incorporates it by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is composed of four independent directors and operates under a written charter adopted by the Board of Directors, a copy of which is available on the Company’s Web site, www.safeway.com/investor_relations. The members of the Audit Committee are Mohan Gyani, Chair; Janet E. Grove; Robert I. MacDonnell; and Rebecca A. Stirn. The Audit Committee selects the Company’s independent auditors, subject to stockholder ratification.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and to express an opinion as to the conformity of such financial statements with generally accepted accounting principles. The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

The Company’s independent auditors also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm’s independence. The Audit Committee also has considered whether the provision of non-audit services is compatible with maintaining the principal auditors’ independence.

Based upon the Audit Committee’s discussion with management and the independent auditors and the Audit Committee’s review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2006, for filing with the Securities and Exchange Commission.

Audit Committee:

Mohan Gyani, Chair

Janet E. Grove

Robert I. MacDonnell

Rebecca A. Stirn

INDEPENDENT AUDITORS’ FEES AND SERVICES

The following table summarizes the aggregate fees billed to Safeway by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) for professional services rendered for fiscal years 2006 and 2005.

	2006	2005
Audit Fees(1)	$4,456,000	$4,640,000
Audit-Related Fees(2)	$403,000	$485,000
Tax Fees(3)	$2,089,000	$2,250,000
All Other Fees(4)	$0	$0

(1)	Audit Fees represent fees for professional services provided in connection with the audit of the Company’s consolidated annual financial statements and internal control over financial reporting and review of the quarterly financial statements, and audit services in connection with statutory or regulatory filings, consents and other SEC matters.
(2)	Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” In 2006 and 2005, this category consisted primarily of services related to accounting consultations, subsidiary audits and employee benefit plan audits.
(3)	Tax Fees consist of fees billed for professional services rendered for tax compliance and tax planning and advice. Fees for tax compliance services totaled $358,000 and $704,000 in 2006 and 2005, respectively. Tax compliance services included federal, state, local and international income tax return assistance, sales and use tax return assistance and assistance with tax audits. Fees for tax planning and advice services totaled $1,731,000 and $1,546,000 in 2006 and 2005, respectively.
(4)	All Other Fees consist of fees for products and services other than those reported above, of which there were none in 2006 and 2005.

Pre-Approval Process and Policy

All (100%) of the services performed by the independent auditors in 2006 and 2005 were pre-approved in accordance with the pre-approval policy and procedures adopted by the Audit Committee at its June 20, 2003 meeting, as amended on October 15, 2003. This policy describes the permitted audit, audit-related, tax and other services that the independent auditors may perform. The policy also requires that each year a description of the services expected to be performed by the independent auditors for that fiscal year in each of the specified categories be presented to the Audit Committee for pre-approval. Any pre-approval is detailed as to the particular service or category of services and generally is subject to a budget.

Any requests for audit, audit-related, tax and other services not contemplated by those pre-approved services must be submitted to the Audit Committee for specific pre-approval. Normally, pre-approval is considered at regularly scheduled meetings. However, the authority to grant specific pre-approval between meetings, as necessary, has been delegated to each member of the Audit Committee. That member must update the Audit Committee at the next regularly scheduled meeting of any services that were granted specific pre-approval.

Periodically, the Audit Committee reviews the status of services and fees incurred year-to-date against the original pre-approved services and fee levels and the forecast of remaining services and fees for the fiscal year. Any proposed services exceeding the pre-approved fee levels will require separate pre-approval by the Audit Committee.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 30, 2006 about equity awards under the Company’s stock option plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders(1)	37,927,175	(2)	$25.2648	6,617,967
Equity compensation plans not approved by security holders(3)	0		N/A	2,000,000

Total	37,927,175		$25.2648	8,617,967

(1)	Reflects securities to be issued under the 1999 Equity Plan. Includes shares issuable under the 1999 Equity Plan pursuant to awards of stock options made under prior plans maintained by the Company, which were consolidated into the 1999 Equity Plan upon approval by the Company’s stockholders.
(2)	Excludes 18,899 outstanding options with a weighted average exercise price per share of $28.9232, acquired under the 1996 Equity Participation Plan of Dominick’s Supermarkets, Inc. and the 1995 Amended and Restated Stock Option Plan of Dominick’s Supermarkets, Inc.; and 70,721 options with a weighted average price per share of $14.1183, acquired under the Randall’s Food Markets, Inc. Stock Option Plan and Restricted Stock Plan and the Amended and Restated 1997 Stock Purchase and Option Plan for Key Employees for Randall’s Food Markets, Inc.
(3)	Reflects securities available for issuance under the 2002 Equity Incentive Plan of Safeway Inc. (the “2002 Equity Plan”). Safeway adopted the 2002 Equity Plan on July 30, 2002. The 2002 Equity Plan authorizes the issuance of 2,000,000 shares of Common Stock through awards of nonqualified stock options, restricted stock, dividend equivalents, deferred stock, stock payments and stock appreciation rights. The 2002 Equity Plan is administered by the Executive Compensation Committee. Awards under the 2002 Equity Plan may be granted to individuals who are executive officers, employees or consultants of the Company (or any current or future subsidiaries) selected by the Committee for participation in the 2002 Equity Plan. The 2002 Equity Plan provides that awards covering no more than 2,000,000 shares may be granted to any executive officer of the Company in any fiscal year or to any employee (other than an executive officer) in the year of his or her hiring, of which awards covering not more than 800,000 shares may be granted to any employee (other than an executive officer) in any subsequent year, and of which awards covering not more than 1,600,000 shares may be granted to consultants in any year. The exercise prices of stock options granted to employees and consultants are fixed by the Committee, but may not be less than 100% of the fair market value of the Common Stock on the date of grant. The 2002 Equity Plan provides that no more than 100,000 shares of Common Stock may be granted or issued as restricted stock, stock payments or deferred stock, or pursuant to awards other than options having an exercise price or purchase price of less than 100% of fair market value on the date of grant or issuance. The shares of Common Stock authorized for issuance under the 2002 Equity Plan, limits on awards and outstanding awards under the 2002 Equity Plan are subject to adjustment upon changes in capitalization, corporate transactions and other circumstances. The 2002 Equity Plan will be terminated if our stockholders approve the 2007 Equity and Incentive Award Plan at the Annual Meeting. See “Proposal 2, Approval of Safeway Inc. 2007 Equity and Incentive Award Plan” below.

PROPOSAL 2

APPROVAL OF SAFEWAY INC. 2007 EQUITY AND INCENTIVE AWARD PLAN

At the Annual Meeting, our stockholders are being asked to approve the Safeway Inc. 2007 Equity and Incentive Award Plan (the “2007 Plan”). On March 27, 2007, our Board approved and adopted the 2007 Plan, subject to approval by our stockholders.

The 2007 Plan is intended to succeed the 1999 Equity Plan. Approval of the 2007 Plan by our stockholders will be considered approval of the 2007 Plan for purposes of Sections 162(m) and 422 of the Code. If the 2007 Plan is approved by our stockholders, no awards will be made under the 1999 Equity Plan after such approval. If the 2007 Plan is not approved by our stockholders, the 1999 Equity Plan will remain in full force and effect. We also maintain the 2002 Equity Incentive Plan of Safeway Inc. (the “2002 Plan”). If the 2007 Plan is approved by our stockholders, the 2002 Plan will be terminated and no awards will be made under the 2002 Plan after such approval.

The principal features of the 2007 Plan are summarized below, but the summary is qualified in its entirety by reference to the 2007 Plan itself. Copies of the 2007 Plan will be available at the Annual Meeting and may also be obtained by sending a written request to the Company’s Secretary.

Purpose of the 2007 Plan

The purpose of the 2007 Plan is to provide additional incentive for our directors, key employees and consultants (and the employees and consultants of our subsidiaries) to further the growth, development and financial success of the Company and its subsidiaries by personally benefiting through the ownership of the Company’s Common Stock, or other rights which recognize such growth, development and financial success. Our Board also believes the 2007 Plan will enable us to obtain and retain the services of directors, employees and consultants who are considered essential to our long-range success by offering them an opportunity to own stock and other rights that reflect our financial success. The 2007 Plan is also designed to permit us to make cash- and equity-based awards intended to be “qualified performance-based compensation” under Section 162(m) of the Code and, accordingly, to be eligible for deductibility by the Company.

The 2007 Plan will become effective immediately upon stockholder approval at the Annual Meeting.

Securities Subject to the 2007 Plan

The maximum aggregate number of shares of Common Stock that may be issued or transferred pursuant to awards under the 2007 Plan is the sum of: (i) 22,000,000 shares; plus (ii) any shares of Common Stock which as of the effective date of the 2007 Plan are available for future award under the 1999 Equity Plan. In addition, in the event of any termination, expiration, lapse or forfeiture of any stock option, restricted stock or other stock award granted under the 1999 Equity Plan (including unvested shares that are forfeited or repurchased at a price not greater than the original purchase price), on or after the date the 2007 Plan becomes effective, the number of shares of Common Stock that may be issued or transferred pursuant to awards under the 2007 Plan will be increased by one share for each share subject to the prior award that terminates, expires, lapses or is forfeited. As of March 19, 2007, there were approximately 697,002 shares remaining available for future awards under the 1999 Equity Plan and 42,673,312 shares subject to outstanding awards under the 1999 Equity Plan. Of the outstanding awards under the 1999 Equity Plan as of March 19, 2007, the weighted average exercise price was $26.7377 per share, the weighted average term to expiration was 4.05 years and the number of full value awards outstanding was 329,021. In no event, however, may the maximum aggregate number of shares of Common Stock that may be issued or transferred pursuant to awards under the 2007 Plan exceed 29,000,000 shares.

The number of shares of Common Stock available for issuance under the 2007 Plan will be reduced by (i) 2.5 shares for each one share of Common Stock delivered in settlement of any “full-value award” granted under the 2007 Plan, which is any award other than a stock option or stock appreciation right, and (ii) one share for each share of Common Stock delivered in settlement of all other awards granted under the 2007 Plan.

The 2007 Plan counts shares on a “gross” basis and does not allow the re-grant of shares withheld or surrendered in payment of the exercise price or tax withholding obligations of an award. In the event of any termination, expiration, lapse or forfeiture of an award granted under the 2007 Plan, any shares subject to the award at such time will again be made available for future grants under the 2007 Plan. If any shares of restricted stock are surrendered by a holder or repurchased by the Company pursuant to the terms of the 2007 Plan or the 1999 Equity Plan, such shares also will be available for future grants under the 2007 Plan. The add back of shares due to the replenishment provisions of the 2007 Plan will be 2.5 shares for each share subject to a full-value award granted under the 2007 Plan that is surrendered by a participant or repurchased by the Company pursuant to the terms of the 2007 Plan. In no event, however, will any shares of Common Stock again be available for future grants under the 2007 Plan if such action would cause an incentive stock option to fail to qualify as an incentive stock option under Section 422 of the Code.

To the extent permitted by applicable law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any of its subsidiaries will not be counted against the shares available for issuance under the 2007 Plan.

The shares of Common Stock covered by the 2007 Plan may be treasury shares, authorized but unissued shares or shares purchased in the open market. For purposes of the 2007 Plan, the fair market value of a share of Common Stock as of any given date will be the closing sales price for a share of Common Stock on the stock exchange or national market system on which the Common Stock is listed on such date or, if there is no closing sales price for the Common Stock on the date in question, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal. The closing sales price for a share of Common Stock on the NYSE on March 19, 2007 was $35.48, as reported in The Wall Street Journal.

Eligibility

Our employees and consultants (and the employees and consultants of our majority-owned subsidiaries) and our directors are eligible to receive awards under the 2007 Plan. As of March 19, 2007, there were approximately 6,615 eligible employees and consultants, and we currently have nine directors, eight of whom are non-employee directors. No employee, director or consultant is entitled to participate in the 2007 Plan as a matter of right, nor does any such participation constitute assurance of continued employment or service. Except for awards granted to non-employee directors pursuant to the automatic grant provisions of the 2007 Plan, only those employees, directors and consultants who are selected to receive grants by the administrator may participate in the 2007 Plan.

Awards Under the 2007 Plan

The 2007 Plan provides that the administrator may grant or issue stock options, SARs, restricted stock, restricted stock units, deferred stock, dividend equivalents, performance awards and stock payments, or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

Non-Qualified Stock Options.  NQSOs will provide for the right to purchase shares of Common Stock at a specified price that is not less than the fair market value of a share of Common Stock on the date of grant, and usually will become exercisable (as determined by the administrator) in one or more installments after the grant date, subject to the completion of the applicable vesting service period or the attainment of pre-established performance goals. NQSOs may be granted for any term specified by the administrator, but the term may not exceed ten years.

Incentive Stock Options.  ISOs will be designed to comply with the applicable provisions of Section 422 of the Code, and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price that is not less than the fair market value of a share of Common Stock on the date of grant, may only be granted to our employees and employees of our subsidiary corporations and must not be exercisable after a period of ten years measured from the date of grant. However, if subsequently modified, ISOs may cease to qualify for treatment as ISOs and be treated as NQSOs. The total fair market value of shares (determined as of the respective date or dates of grant) for which one or more options granted to any employee (including all options granted under the 2007 Plan and all other option plans of the Company or any parent or subsidiary corporation) may for the first time become exercisable as ISOs during any one calendar year may not exceed the sum of $100,000. To the extent this limit is exceeded, the options granted will be NQSOs. In the case of an ISO granted to an individual who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation, the 2007 Plan provides that the exercise price of an ISO must be at least 110% of the fair market value of a share of Common Stock on the date of grant, and the ISO must not be exercisable after a period of five years measured from the date of grant. Like NQSOs, ISOs usually will become exercisable (as determined by the administrator) in one or more installments after the grant date, subject to the completion of the applicable vesting service period or the attainment of pre-established performance goals.

Stock Appreciation Rights.  Stock appreciation rights provide for the payment of an amount to the holder based upon the excess (if any) of the fair market value of our Common Stock over the exercise price of the SAR. The exercise price of a SAR must be at least 100% of the fair market value of a share of Common Stock on the date of grant. SARs under the 2007 Plan will be settled in cash or shares of Common Stock, or in a combination of both, at the election of the administrator. SARs may be granted in connection with stock options or other awards, or separately. SARs may be granted for any term specified by the administrator, but the term may not exceed ten years.

Restricted Stock.  Restricted stock may be issued at such price, if any, as may be determined by the administrator and may be made subject to such restrictions (including service vesting or vesting based on the satisfaction of pre-established performance goals), as may be determined by the administrator. Restricted stock typically may be repurchased by us at the original purchase price, if any, or is forfeited, if the vesting conditions and other restrictions are not met. In general, restricted stock may not be sold, or otherwise hypothecated or transferred, until the vesting restrictions and other restrictions applicable to such shares lapse. A holder of restricted stock, unlike a holder of options or restricted stock units, generally will have voting rights and may receive dividends prior to the time when the restrictions lapse.

Deferred Stock Awards.  Deferred stock awards provide for the deferred issuance to the holder of the award of shares of Common Stock, subject to any conditions determined by the administrator. Deferred stock may not be sold or otherwise hypothecated or transferred until shares of Common Stock have been issued under the deferred stock award. Deferred stock will not be issued until the deferred stock award has vested, and a holder of deferred stock generally will have no voting or dividend rights prior to the time when the vesting conditions are satisfied and the shares are issued. Deferred stock awards generally will be forfeited, and the underlying shares of deferred stock will not be issued, if the applicable vesting conditions and other restrictions are not met.

Restricted Stock Units.  Restricted stock units provide for the issuance to the holder of shares of Common Stock, subject to vesting conditions (including vesting based on continued service or the satisfaction of pre-established performance goals). The issuance of shares of Common Stock pursuant to restricted stock units may be delayed beyond the time at which the restricted stock units vest. Restricted stock units may not be sold, or otherwise hypothecated or transferred, and a holder of restricted stock units will not have voting rights or dividend rights prior to the time when the vesting conditions are satisfied and the shares are issued. Restricted stock units generally will be forfeited, and the underlying shares of stock will not be issued, if the applicable vesting conditions are not met.

Dividend Equivalents.  Dividend equivalents represent the right to receive the value of the dividends per share paid by us, if any, calculated with reference to a specified number of shares of Common Stock. Dividend equivalent rights may be granted in connection with full-value awards granted under the 2007 Plan. Dividend equivalents may be paid in cash or shares of Common Stock, or in a combination of both, at the election of the administrator.

Performance Awards.  Performance awards may be granted by the administrator to employees, consultants or directors based upon, among other things, the contributions, responsibilities and other compensation of the particular recipient. Generally, the amount paid or distributed under performance awards will be based on specific performance goals and may be paid in cash or in shares of Common Stock, or in a combination of both, at the election of the administrator. Performance awards may include “phantom” stock awards that provide for payments based upon the value of our Common Stock. Performance awards may also include bonuses granted by the administrator, which may be payable in cash or in shares of Common Stock, or in a combination of both.

Stock Payments.  Stock payments may be authorized by the administrator in the form of Common Stock or an option or other right to purchase shares of Common Stock and may, without limitation, be issued as part of a deferred compensation arrangement in lieu of all or any part of compensation – including, without limitation, salary, bonuses, commissions and directors’ fees – that would otherwise be payable in cash to the employee, director or consultant.

Section 162(m) “Performance-Based” Awards.  The administrator may designate employees whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code. The administrator may grant to such employees and other eligible employees awards under the 2007 Plan that are paid, vest or become exercisable upon the achievement of specified performance goals which are related to one or more performance criteria, as applicable to the Company or any subsidiary, division, operating unit or individual. These performance criteria include: net earnings (either before or after interest, taxes, depreciation and/or amortization); gross or net sales or revenue; net income (either before or after taxes); operating profit; cash flow (including, but not limited to, operating cash flow and free cash flow); return on assets; return on capital; return on stockholders’ equity; return on sales; gross or net profit or operating margin; costs; funds from operations; expense; working capital; earnings per share; price per share of Common Stock; FDA or other regulatory body approval for commercialization of a product; market share; identical-store sales; and identical-store sales, excluding fuel.

Performance goals established based on the performance criteria may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to the results of a peer group. Except as provided by the administrator, the achievement of each performance goal will be determined in accordance with generally accepted accounting principles to the extent applicable. At the time of grant, the administrator may provide that objectively determinable adjustments will be made for purposes of determining the achievement of one or more of the performance goals established for an award. Any such adjustments will be based on one or more of the following: items related to a change in accounting principle; items relating to financing activities; expenses for restructuring or productivity initiatives; other non-operating items; items related to acquisitions; items attributable to the business operations of any entity acquired by the Company during the performance period; items related to the disposal of a business or segment of a business; or items related to discontinued operations that do not qualify as a segment of a business under GAAP.

Award Limits.  The 2007 Plan provides that (i) awards covering not more than 2,000,000 shares may be granted to any executive officer of the Company in any calendar year or to any employee (other than an executive officer) in the calendar year of his or her hiring, and awards covering not more than 800,000 shares may be granted to any employee (other than an executive officer of the Company) in any subsequent year, and (ii) awards covering not more than 800,000 shares may be granted to any consultant in any year, in each case, subject to adjustment under certain circumstances in order to prevent the dilution or enlargement of the potential benefits intended to be made available under the 2007 Plan, as described below. In addition, certain employees –

those whose compensation in the year of grant is, or in a future calendar year may be, subject to the limitation on deductibility under Section 162(m) of the Code – may not receive cash-settled performance awards in any calendar year having an aggregate maximum amount payable in excess of $5,000,000.

Vesting and Exercise of Awards

The applicable award agreement will contain the period during which the right to exercise the award in whole or in part vests, including the events or conditions upon which the vesting of an award may accelerate. No portion of an award which is not vested at the holder’s termination of employment, termination of directorship or termination of consulting relationship will subsequently become vested, except as may be otherwise provided by the administrator either in the agreement relating to the award or by action following the grant of the award.

Generally, an option or SAR may only be exercised while such person remains our employee, director or consultant (or an employee or consultant of one of our subsidiaries) or for a specified period of time (up to the remainder of the award term) following the holder’s termination of employment, directorship or the consulting relationship, as applicable. An award may be exercised for any vested portion of the shares subject to such award until the award expires.

Full-value awards made under the 2007 Plan generally will be subject to vesting over a period of not less than (i) three years from the grant date of the award if it vests based solely on employment or service with the Company or one of its subsidiaries, or (ii) one year following the commencement of the performance period, for full-value awards that vest based upon the attainment of performance goals or other performance-based objectives. However, full-value awards covering up to an aggregate of 5% of the total number of shares available for awards under the 2007 Plan may be granted without respect to such minimum vesting provisions.

Upon the grant of an award (other than a full-value award), the administrator may provide that the period during which the award will vest or become exercisable will accelerate, in whole or in part, upon the occurrence of one or more specified events. Following the grant of an award, the administrator may also provide that the period during which the award will vest or become exercisable will accelerate, in whole or in part, in connection with a change in control or in connection with a holder’s termination of employment or service by reason of the holder’s retirement, death, disability or termination without cause. In addition, at any time and for any reason, the administrator may also provide that the period during which outstanding awards will vest or become exercisable will accelerate, in whole or in part, with respect to an aggregate number of shares not to exceed 5% of the total number of shares available for awards under the 2007 Plan.

Only whole shares of Common Stock may be purchased or issued pursuant to an award. Any required payment for the shares subject to an award will be paid in the form of cash or a check payable to us in the amount of the aggregate purchase price. However, the administrator may in its discretion and subject to applicable laws allow payment through one or more of the following:

•	the delivery of certain shares of Common Stock owned by the holder;
•	the surrender of shares of Common Stock which would otherwise be issuable upon exercise or vesting of the award;
•	the delivery of property of any kind which constitutes good and valuable consideration;
•

with respect to options, a sale and remittance procedure pursuant to which the holder will place a market sell order with a broker with respect to the shares of Common Stock then issuable upon exercise of the option, provided the broker timely pays a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price for the purchased shares plus all applicable income and employment taxes we are required to withhold by reason of such exercise; or

•	any combination of the foregoing.

Transferability of Awards

Awards generally may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of descent and distribution or, subject to the consent of the administrator, pursuant to a domestic relations order, unless and until such award has been exercised, or the shares underlying such award have been issued, and all restrictions applicable to such shares have lapsed. Notwithstanding the foregoing, awards other than ISOs may also be transferred to certain family members and trusts or an entity owned by these family members and trusts with the administrator’s consent. Awards may be exercised, during the lifetime of the holder, only by the holder or such permitted transferee.

2007 Plan Benefits

No awards will be granted under the 2007 Plan until the 2007 Plan is approved by our stockholders. Other than the automatic grants to independent directors described above, the future benefits that will be received under the 2007 Plan by our current directors, executive officers and all eligible employees are not currently determinable.

Adjustments for Stock Splits, Recapitalizations and Mergers

In the event of any recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off or other transaction that affects our Common Stock, the administrator of the 2007 Plan will equitably adjust any or all of the following in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the 2007 Plan or with respect to any award:

•	the number and kind of shares of Common Stock (or other securities or property) with respect to which awards may be granted or awarded under the 2007 Plan;
•	the limitation on the maximum number and kind of shares that may be subject to one or more awards granted to any one individual during any calendar year;
•	the number and kind of shares of Common Stock (or other securities or property) subject to outstanding awards under the 2007 Plan;
•	the number and kind of shares of Common Stock (or other securities or property) for which automatic grants are subsequently to be made to non-employee directors; and
•	the grant or exercise price with respect to any outstanding award.

Change in Control

In the event of a Change in Control (as defined in the 2007 Plan), each outstanding award will be assumed, or substituted for an equivalent award, by the successor corporation. If the successor corporation does not provide for the assumption or substitution of the awards, the administrator may cause all awards to become fully exercisable prior to the consummation of the transaction constituting a Change in Control, for a period of 15 days following notice to the award recipient. The administrator may also grant awards under the 2007 Plan which provide for immediate accelerated vesting upon the consummation of a Change in Control or the occurrence of a subsequent event, such as the termination of the participant’s employment or service.

Administration of the 2007 Plan

The Executive Compensation Committee will be the administrator of the 2007 Plan. The Committee is expected to consist solely of two or more directors, each of whom is intended to qualify as both a “non-employee director,” as defined in Rule 16b-3 and an “outside director” for purposes of Section 162(m) of the Code. The Committee may delegate its authority to grant awards to one or more committees consisting of one or more members of the Board or one or more of our officers. Any such committee will not be delegated the authority to grant awards to the Company’s officers, individuals whose compensation in the year of grant is, or in a future calendar year may be, subject to the limitation on deductibility under Section 162(m) of the Code or our officers who are delegated authority as a member of such committee. The administrator has the power to:

•	select which directors, employees and consultants are to receive awards and the terms of such awards, consistent with the 2007 Plan;
•	determine whether options are to be NQSOs or ISOs, or whether awards are to be “qualified performance-based compensation” under Section 162(m) of the Code;
•	construe and interpret the terms of the 2007 Plan and awards granted pursuant to the 2007 Plan;
•	adopt rules for the administration, interpretation and application of the 2007 Plan;
•	interpret, amend or revoke any of the rules adopted for the administration, interpretation and application of the 2007 Plan; and
•	amend one or more outstanding awards in a manner that does not adversely affect the rights and obligations of the holder of such award (except in certain limited circumstances).

The 2007 Plan also authorizes the administrator to make such modifications to the terms and conditions of awards, including the adoption of a subplan, as may be deemed advisable to ensure compliance with applicable foreign laws and listing standards, provided any such action does not violate any other applicable law or require stockholder approval.

Amendment and Termination of the 2007 Plan

The administrator may amend the 2007 Plan at any time, subject to stockholder approval to the extent required by applicable law or regulation or the listing standards of the NYSE (or any other market or stock exchange on which the Common Stock is at the time primarily traded). Additionally, stockholder approval will be specifically required to increase the maximum number of shares of Common Stock which may be issued under the 2007 Plan, change the eligibility requirements or decrease the exercise price of any outstanding option or stock appreciation right granted under the 2007 Plan.

The administrator may suspend or terminate the 2007 Plan at any time. However, in no event may an award be granted pursuant to the 2007 Plan on or after the tenth anniversary of the effective date of the 2007 Plan.

Federal Income Tax Consequences Associated with the 2007 Plan

The following is a general summary under current law of the material federal income tax consequences to an employee, director or consultant granted an award under the 2007 Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of federal income taxation that may be relevant in light of a holder’s personal circumstances. This summarized tax information is not tax advice, and a holder of an award should rely on the advice of his or her legal and tax advisors.

Non-Qualified Stock Options.  If an optionee is granted a NQSO under the 2007 Plan, the optionee should not have taxable income on the grant of the option. Generally, the optionee should recognize ordinary income at the time of exercise in an amount equal to the fair market value of a share of Common Stock at such time, less the exercise price paid. The optionee’s basis in the stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of the Common Stock on the date the optionee exercises such option. Any subsequent gain or loss generally will be taxable as a capital gain or loss.

Incentive Stock Options.  No taxable income should be recognized by the optionee at the time of the grant of an ISO, and no taxable income should be recognized for regular federal income tax purposes at the time the option is exercised; however, the excess of the fair market value of the Common Stock received over the option price is an “item of adjustment” for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal income tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two years after the date the option for the shares involved in such sale or disposition is granted and more than one year after the date the shares are transferred upon exercise. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee should recognize long-term capital gain in an amount equal to the excess of the amount realized upon the sale or other disposition of the purchased shares over the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of the fair market value of those shares on the exercise date over the exercise price paid for the shares should be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

We should not be entitled to any federal income tax deduction if the optionee makes a qualifying disposition of the shares. If the optionee makes a disqualifying disposition of the purchased shares, then generally we (or our subsidiary corporation) should be entitled to a federal income tax deduction, for the taxable year in which such disposition occurs, equal to the ordinary income recognized by the optionee.

Stock Appreciation Rights.  No taxable income generally should be recognized upon the grant of a SAR, but, upon exercise of the SAR, the cash or the fair market value of the shares received should be taxable as ordinary income to the recipient in the year of such exercise.

Restricted Stock.  In general, a recipient of restricted stock should not be taxed upon the grant or purchase of restricted stock that is subject to a “substantial risk of forfeiture” and non-transferable, within the meaning of Section 83 of the Code. However, at the time the restricted stock is no longer subject to the substantial risk of forfeiture (e.g., when the restrictions lapse on a vesting date), the participant should recognize ordinary income equal to the fair market value of the Common Stock on the date the restrictions lapse, less the amount the participant paid, if any, for such restricted stock. A recipient of restricted stock may, however, make an election under Section 83(b) of the Code to be taxed at the time of the grant or purchase on an amount equal to the fair market value of the Common Stock on the date of transfer, less the amount paid, if any, for such restricted stock. If a timely Section 83(b) election is made, the recipient should not recognize any additional income as and when the restrictions applicable to the restricted stock lapses.

Restricted Stock Units and Deferred Stock.  A recipient of restricted stock units or a deferred stock award generally should not have ordinary income upon grant of restricted stock units or deferred stock. When the shares of Common Stock are delivered under the terms of the award, the recipient should recognize ordinary income equal to the fair market value of the shares delivered, less any amount paid by the participant for such shares.

Dividend Equivalent Awards and Performance Awards.  A recipient of a dividend equivalent award or a performance award generally will not recognize taxable income at the time of grant. However, at the time such an award is paid, whether in cash or in shares of Common Stock, the participant will recognize ordinary income equal to the value received.

Stock Payments.  A participant who receives a stock payment generally will recognize taxable ordinary income in an amount equal to the fair market value of the shares of Common Stock received.

Tax Deductions and Section 162(m) of the Code.  Except as otherwise described above with respect to incentive stock options, we (or our subsidiary corporation) generally should be entitled to a federal income tax deduction when and for the same amount the recipient recognizes as ordinary income, subject to the limitations of Section 162(m) of the Code with respect to compensation paid to certain “covered employees.” Under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1 million in any one year. The Section 162(m) deduction limit, however, does not apply to certain “performance-based compensation” as provided for by the Code and established by an independent compensation committee. In particular, stock options and SARs will satisfy the “performance-based compensation” exception if the awards are made by a qualifying compensation committee, the underlying plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the exercise price or base price is not less than the fair market value of the stock subject to the award on the grant date). Other awards granted under the 2007 Plan may be “qualified performance-based compensation” for purposes of Section 162(m), if such awards are granted or vest based upon the achievement of one or more pre-established objective performance goals using one of the performance criteria described previously.

The 2007 Plan is structured in a manner that is intended to provide the Committee with the ability to provide awards that satisfy the requirements for “qualified performance-based compensation” under Section 162(m) of the Code. In the event the Committee determines that it is in the Company’s best interests to make use of such awards, the remuneration attributable to those awards should not be subject to the $1 million limitation. We have not, however, requested a ruling from the Internal Revenue Service or an opinion of counsel regarding this issue. This discussion will neither bind the Internal Revenue Service nor preclude the Internal Revenue Service from adopting a contrary position.

Section 409A of the Code.  Certain awards under the 2007 Plan may be considered “non-qualified deferred compensation” for purposes of Section 409A of the Code, which imposes certain additional requirements regarding the payment of deferred compensation. Generally, if at any time during a taxable year a non-qualified deferred compensation plan fails to meet the requirements of Section 409A, or is not operated in accordance with those requirements, all amounts deferred under the non-qualified deferred compensation plan for the taxable year and all preceding taxable years, by or for any participant with respect to whom the failure relates, are includible in the gross income of the participant for the taxable year to the extent not subject to a substantial risk of forfeiture and not previously included in gross income. If a deferred amount is required to be included in income under Section 409A, the amount also is subject to interest and an additional income tax. The interest imposed is equal to the interest at the underpayment rate plus one percentage point, imposed on the underpayments that would have occurred had the compensation been includible in income for the taxable year when first deferred, or if later, when not subject to a substantial risk of forfeiture. The additional income tax is equal to 20% of the compensation required to be included in gross income.

Vote Required

In accordance with NYSE listing requirements, adoption of the Safeway Inc. 2007 Equity and Incentive Award Plan requires an affirmative vote of the holders of a majority of the shares of Common Stock cast on such proposal, in person or by proxy, provided the total vote cast on the proposal represents more than 50% of the outstanding shares of Common Stock entitled to vote on the proposal. Votes “for” and “against” and abstentions count as votes cast, while broker non-votes do not count as votes cast. All outstanding shares, including broker non-votes, count as shares entitled to vote. Thus, the total sum of votes “for,” plus votes “against,” plus abstentions, which is referred to as the “NYSE Votes Cast,” must be greater than 50% of the total outstanding shares of our Common Stock. Once satisfied, the number of votes “for” the proposal must be greater than 50% of NYSE Votes Cast. Abstentions will have the effect of a vote against this proposal. Thus, broker non-votes can make it difficult to satisfy the NYSE Votes Cast requirement, and abstentions have the effect of a vote against this proposal.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

PROPOSAL 3

APPROVAL OF AMENDED AND RESTATED CAPITAL PERFORMANCE BONUS PLAN

FOR EXECUTIVE OFFICERS AND KEY EMPLOYEES OF SAFEWAY INC.

At the Annual Meeting, our stockholders are being asked to approve the Amended and Restated Capital Performance Bonus Plan for Executive Officers and Key Employees of Safeway Inc. (the “Capital Bonus Plan”). The Capital Bonus Plan was originally adopted by the Board on March 10, 1998 and approved by the stockholders on May 12, 1998. The Capital Bonus Plan was reapproved by the stockholders on May 15, 2003. On March 27, 2007, the Board approved the amendment and restatement of the Capital Bonus Plan, subject to approval by our stockholders. The amendment and restatement of the Capital Bonus Plan is intended to:

•	expand the class of eligible individuals who may participate in the Capital Bonus Plan to include all executive officers and key employees;
•

add a requirement that certain pre-established operating profit performance goals established by the Executive Compensation Committee must be satisfied before bonus awards under the Capital Bonus Plan will become payable;

•

increase the maximum aggregate amount payable pursuant to all bonus awards granted to a participant under the Capital Bonus Plan during any calendar year to $350,000 ($500,000 in the case of the CEO); and

•	effect a series of additional revisions intended to clarify and facilitate administration of the Capital Bonus Plan.

The amendment and restatement became effective upon approval by our Board, subject to the approval of our stockholders. If our stockholders approve the amendment and restatement of the Capital Bonus Plan, such approval will be considered approval of the Capital Bonus Plan for purposes of Section 162(m) of the Code in order for bonuses paid under the Capital Bonus Plan to satisfy the requirements for “qualified performance-based compensation” under Section 162(m) of the Code and the regulations promulgated thereunder and, accordingly, to be eligible for deductibility by the Company. If the amendment and restatement is not approved by our stockholders, the Capital Bonus Plan (as in effect immediately prior to the amendment and restatement) will remain in full force and effect.

The principal features of the Capital Bonus Plan are summarized below, but the summary is qualified in its entirety by reference to the Capital Bonus Plan itself. Copies of the Capital Bonus Plan will be available at the Annual Meeting and may also be obtained by sending a written request to the Company’s Secretary.

Purposes of the Capital Bonus Plan

The purposes of the Capital Bonus Plan are to motivate and reward the Company’s executive officers and key employees to produce results that increase stockholder value and to encourage individual and team behavior that helps the Company achieve both short- and long-term corporate objectives.

Administration of the Capital Bonus Plan

The Committee is responsible for the administration of the Capital Bonus Plan.  The Committee is expected to consist solely of two or more directors, each of whom is intended to qualify as an “outside director” for purposes of Section 162(m) of the Code. The Committee has the power to select which eligible individuals are to receive bonus awards, the amounts of the bonus awards and the performance targets applicable to, and other terms of, such bonus awards, subject to the terms of the Capital Bonus Plan.

Eligibility

Our executive officers and key employees are eligible to receive bonus awards under the Capital Bonus Plan. Individuals who are eligible to participate in the Capital Bonus Plan may receive a bonus award for each performance period in an amount, determined in the discretion of the Committee, not to exceed 30% of the amount of base compensation (excluding moving expenses, bonus pay and other payments which are not considered part of regular weekly salary rate) paid or payable to him or her during the performance period, determined without reduction under a plan subject to Section 125 or 401(k) of the Code or any deferral under a non-qualified deferred compensation plan. If our stockholders approve the amendment and restatement of the Capital Bonus Plan, the maximum aggregate amount payable pursuant to all bonus awards granted to a participant under the Capital Bonus Plan during any calendar year will be $350,000 ($500,000 in the case of the CEO).

As of March 19, 2007, there were seven executive officers and two key employees eligible to participate in the Capital Bonus Plan. None of our executive officers or key employees is entitled to participate in the Capital Bonus Plan as a matter of right, nor does any such participation constitute assurance of continued employment or service. Only those executive officers and key employees who are selected to receive grants by the administrator may participate in the Capital Bonus Plan.

Bonus Awards

Performance Criteria.  Upon the grant of each bonus award under the Capital Bonus Plan, the Committee will establish one or more objectively determinable performance goals for the performance period specified for that award. A performance goal may be based on operating profit or return on invested capital. If the specified performance goal is not achieved, no bonus will be paid with respect to that award. If the specified performance goal is achieved, the award recipient will be eligible to receive his or her maximum bonus amount (as described above), and the Committee will examine the extent to which one or more of the eligible projects achieved a pre-established targeted rate of return on invested capital. Eligible projects include first-year eligible projects and third-year eligible projects selected by the Committee. A first-year eligible project means a new store or remodel project that has been (or is expected to be) completed during the performance period or the most recently completed fiscal year of the Company immediately preceding the performance period (unless otherwise determined by the Committee), and with respect to which an audit has been (or is expected to be) completed during the performance period. A third-year eligible project means a new store or remodel project with respect to which an audit has been (or is expected to be) completed during the second fiscal year of the Company following the fiscal year during which such project was audited as a first-year eligible project. Depending on the level of return on invested capital achieved with respect to the specified eligible projects during the performance period, the Committee will determine what portion (if any) of the maximum bonus will be paid to the award recipient for that performance period. Prior to the payment of a bonus award granted under the Capital Bonus Plan, the Committee must certify in writing the achievement of the objectively determinable performance goal for the relevant performance period.

Except as provided by the administrator, achievement of the specified performance goal will be determined in accordance with GAAP to the extent applicable or, if not applicable, in accordance with the Company’s accounting practices, as in effect on the first day of the relevant performance period. At the time a bonus award is granted, the administrator may provide for adjustments (as determined in accordance with GAAP to the extent applicable or, if not applicable, in accordance with the Company’s accounting practices, as in effect on the first day of the relevant performance period) to any of the performance components for one or more items of gain, loss, profit or expense (i) determined to be extraordinary or unusual in nature or infrequent in occurrence, (ii) related to the disposal or discontinued operation of a segment of a business (whether or not such segment qualifies as a “business segment” under GAAP), (iii) related to a change in accounting principle under GAAP, or (iv) attributable to the business operations of any entity acquired by the Company during such fiscal year.

Qualified Performance-Based Compensation.  The Committee may determine, in its discretion, whether a bonus award should be “qualified performance-based compensation” under Section 162(m) of the Code and may take such actions as it deems necessary to ensure that such bonus award will so qualify. Any such bonus award will be subject to any additional limitation set forth in Section 162(m) of the Code (including any amendments thereto) or any regulations or rulings issued thereunder, and the Capital Bonus Plan will be deemed amended to the extent necessary to conform to such requirements. In the event the Committee determines that it is in the

Company’s best interests to make use of such awards, the remuneration attributable to those awards should not be subject to the $1 million limitation. We have not, however, requested a ruling from the Internal Revenue Service or an opinion of counsel regarding this issue. This discussion will neither bind the Internal Revenue Service nor preclude the Internal Revenue Service from adopting a contrary position.

Terminations.  Generally, if an individual’s employment is terminated for any reason other than death, disability or retirement prior to payment of a bonus award granted to him or her under the Capital Bonus Plan, all of his or her rights under the Capital Bonus Plan will terminate, and no further bonus payments will be made to him or her under the Capital Bonus Plan. If an individual’s employment is terminated by reason of death, disability or retirement, the Committee may, in its discretion, determine what portion, if any, of his or her bonus award will be paid.

Method of Payment.  Each bonus award will be paid in cash.

Amendment and Termination of the Capital Bonus Plan

The Capital Bonus Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, with respect to bonus awards granted under the Capital Bonus Plan which the Committee determines should constitute “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code, no action of the Board or the Committee may modify the performance targets applicable to any such bonus award, to the extent such modification would cause the bonus award to fail to constitute “qualified performance-based compensation.”

New Plan Benefits

The benefits that may be paid under the Capital Bonus Plan are not determinable for the 2007 fiscal year. The following chart sets forth the bonuses that were paid to (i) each named executive officer, (ii) all current executive officers of the Company as a group, (iii) all current directors of the Company who are not executive officers as a group, and (iv) all employees, including all current officers who are not executive officers, as a group, under the Capital Bonus Plan for the 2006 fiscal year.

Capital Bonus Plan

Name and Position	Dollar Value ($)
Steven A. Burd Chairman, President and Chief Executive Officer	$375,000

Robert L. Edwards Executive Vice President & Chief Financial Officer	$169,124

Brian C. Cornell Executive Vice President & Chief Marketing Officer	$197,886

Larree M. Renda Executive Vice President, Chief Strategist and Administrative Officer	$178,267

Bruce L. Everette Executive Vice President, Retail Operations	$169,761

All Current Executive Officers as a Group	$1,232,178

All Current Directors who are not Executive Officers as a Group	$0

All Employees, Including All Current Officers who are not Executive Officers, as a Group	$0

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL, and your proxy will be so voted unless you specify otherwise.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP

AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR FISCAL YEAR 2007

The Audit Committee has selected, and the Board of Directors has ratified, the firm of Deloitte & Touche LLP, which has served as independent auditors of the Company since 1987, to serve as the Company’s independent registered public accounting firm for fiscal year 2007. A representative of that firm is expected to be present at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if he or she so desires. This selection is being submitted for ratification at the meeting. If not ratified, the selection will be reconsidered by the Audit Committee, although the Audit Committee will not be required to select different independent auditors for the Company. Unless otherwise instructed, proxies will be voted FOR ratification of the selection of Deloitte & Touche LLP. See “Report of the Audit Committee” earlier in this Proxy Statement for more information regarding the Company’s independent auditors.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL, and your Proxy will be so voted unless you specify otherwise.

STOCKHOLDER PROPOSALS

Each stockholder proposal is included in this Proxy Statement exactly as submitted by the particular stockholder proponent. The Company has not corrected punctuation, grammar or spelling.

PROPOSAL 5

STOCKHOLDER PROPOSAL REGARDING CUMULATIVE VOTING

Mrs. Evelyn Y. Davis, 2600 Virginia Ave., N.W. #215, Washington, D.C. 20037, who is the owner of 800 shares of Common Stock, has given notice that she intends to present for action at the Annual Meeting the following resolution:

RESOLVED:  “That the stockholders of Safeway, assembled in Annual Meeting in person and by proxy, hereby request the Board of Directors to take the necessary steps to provide for cumulative voting in the election of directors, which means each stockholder shall be entitled to as many votes as shall equal the number of shares he or she owns multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single candidate, or any two or more of them as he or she may see fit.”

REASONS:  “Many states have mandatory cumulative voting, so do National Banks.” “In addition, many corporations have adopted cumulative voting.” “Last year the owners of 102,782,856 shares, representing approximately 32.9% of shares voted FOR this proposal.”

“If you AGREE, please mark your proxy FOR this resolution.”

Board Recommendation

The Board of Directors recommends a vote “AGAINST” this proposal for the following reasons:

The Company’s present system for election of directors, which is like that of most major publicly traded corporations, allows all stockholders to vote on the basis of their share ownership. This procedure ensures that each director is elected by stockholders representing a majority of all shares voted. The Board of Directors believes this voting system is the fairest and the most likely to produce an effective board of directors that will represent the interests of all of the Company’s stockholders.

In contrast, cumulative voting could promote special interest representation on the Board and would permit stockholders representing less than a majority of all shares to elect a director. This proposal would potentially allow a small stockholder group to have a disproportionate effect on the election of directors, possibly leading to the election of directors who advocate the positions of the groups responsible for their election rather than positions which are in the best interests of all stockholders. Furthermore, the Board believes cumulative voting may interfere with the continuing efforts of the Company’s Nominating and Corporate Governance Committee to develop and maintain a diverse Board of Directors comprised of individuals with the wide range of knowledge, experience and expertise necessary to best serve the Company. Most companies have eliminated cumulative voting, and most states that once mandated cumulative voting in corporate elections have repealed this requirement.

The Board has taken a number of steps to achieve greater accountability to stockholders, and it does not believe cumulative voting enhances that accountability. Currently, all of the Company’s outside directors are independent. The Board has a robust process to ensure the nomination and election of independent directors. Procedures adopted by the Nominating and Corporate Governance Committee include an examination of the candidate’s qualifications in light of the Company’s standards for overall structure and composition of the Board and the minimum director qualifications, as set forth in the Company’s Corporate Governance Guidelines and the Committee’s charter, in addition to the candidate’s independence as set forth in the Company’s Director Independence Standards and the NYSE listing standards. The Nominating and Corporate Governance Committee also considers candidates for director recommended by any stockholder who is and has been for a period of at least six months the beneficial owner of more than 1% of the outstanding shares of Safeway Common Stock. Candidates nominated by stockholders will be evaluated in the same manner as any candidate identified by a Committee member. In addition, the Board has taken a number of other steps during the past two years to increase accountability to stockholders. The following best practices adopted by the Board demonstrate the Board’s commitment to sound corporate governance:

•	The annual election of directors;
•	Amendment of the Company’s Bylaws to implement a majority voting policy for the election of directors;
•	Director nomination procedures and qualification criteria for director candidates;
•	Adoption of a policy to submit any stockholder rights plan to a stockholder vote; and
•	Adoption of a policy regarding stockholder communications with the Board, the Lead Independent Director, any Board committee or any individual director.

This proposal was rejected by the Company’s stockholders at each of the eight annual meetings at which it has been presented.

The proponent of this proposal has offered no evidence that cumulative voting would produce a more qualified or effective Board of Directors for the Company. Accordingly, the Board believes the present method of voting, which includes the majority vote standard, not only best promotes the election of directors who will represent the interests of the stockholders as a whole, but also ensures that individual stockholders have a meaningful voice in whether any particular director nominee is elected to the Board.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “AGAINST” THE ADOPTION OF THIS STOCKHOLDER PROPOSAL, and your proxy will be so voted unless you specify otherwise.

PROPOSAL 6

STOCKHOLDER PROPOSAL REGARDING AN INDEPENDENT DIRECTOR ACTING AS CHAIRMAN OF THE BOARD

The Trowel Trades S&P 500 Index Fund, c/o its Trustee, Comerica Bank & Trust, National Association, P.O. Box 75000, Detroit, MI 48275, which owns 13,462 shares of Common Stock, has given notice that it intends to present the following proposal for consideration at the Annual Meeting:

RESOLVED: The shareholders of Safeway Inc. (“Company”) urge the Board of Directors to amend the Company’s by laws, effective upon the expiration of current employment contracts, to require that an independent director – as defined by the rules of the New York Stock Exchange (“NYSE”) – be its Chairman of the Board of Directors. The amended by laws should specify (a) how to select a new independent chairman if a current chairman ceases to be independent during the time between annual meetings of shareholders, and (b) that compliance is excused if no independent director is available and willing to serve as chairman.

SUPPORTING STATEMENT

The recent wave of corporate scandals at such companies as Enron, WorldCom and Tyco has resulted in renewed emphasis on the importance of independent directors. For example, both the NYSE and the NASDAQ have adopted new rules that would require corporations that wish to be traded on them to have a majority of independent directors.

Unfortunately, having a majority of independent directors alone is clearly not enough to prevent the type of scandals that have afflicted Enron, WorldCom and Tyco. All of these corporations had a majority of independent directors on their boards when the scandals occurred.

All of these corporations also had a Chairman of the Board who was also an insider, usually the Chief Executive Officer (“CEO”), or a former CEO, or some other officer. We believe that no matter how many independent directors there are on a board, that board is less likely to protect shareholder interests by providing independent oversight of the officers if the Chairman of that board is also the CEO, former CEO or some other officer or insider of the company.

We respectfully urge the board of our Company to change its corporate governance structure by having an independent director serve as its Chairman.

Board Recommendation

The Board of Directors recommends a vote “AGAINST” this proposal for the following reasons:

The Board agrees with the proponent that it is the responsibility of the Board to provide independent oversight of management and, as discussed below, the Board believes strong oversight mechanisms are already in place at our Company.

First, the only member of management who is a member of the Board is the Chairman and Chief Executive Officer. The other eight members of the Board are non-management directors, all of whom meet the independence requirements of the New York Stock Exchange and the Company’s Director Independence Standards.

Second, as described in our Corporate Governance Guidelines, the non-management members of the Board elect annually a Lead Independent Director whose responsibilities include:

•	Presiding at all meetings of the Board at which the Board’s Chairman is not present, including executive sessions of the independent directors;

•	Serving as a liaison between the Chairman and the independent directors;
•	Approving and including information sent to the Board and working to ensure that the directors have information necessary to perform their duties;
•	Approving agendas for meetings of the Board and its committees;
•	Approving schedules for Board meetings to assure that there is sufficient time for discussion of all agenda items;
•	Having the authority to call meetings of the independent directors;
•	Recommending to the Chairman the retention of consultants, as necessary, who report directly to the Board;
•

Assisting the Board or the Nominating and Corporate Governance Committee, as appropriate, and the Company’s executives in assuring compliance with and implementation of the Corporate Governance Guidelines;

•	Coordinating, developing the agenda for, and moderating executive sessions of the Board’s independent directors;
•

Evaluating, along with the members of the Executive Compensation Committee and the Board, the performance of the Chief Executive Officer and Chief Financial Officer, and meeting with such officers to discuss the Board’s evaluations;

•	Recommending to the Chairman of the Nominating and Corporate Governance Committee the membership of the various Board committees, as well as selection of the committees’ chairs;
•	If requested by large stockholders, ensuring that he/she is available for consultation and direct communication; and
•	Such other duties and rights as the Board may from time to time authorize.

In performing the duties described above, the Lead Independent Director is expected to consult with and solicit the participation of the chairs of the appropriate Board committees.

Third, the non-management directors meet in executive session, on a periodic basis, but no less than two times a year, without management directors or management present. The Lead Independent Director, currently Paul Hazen, presides at these meetings. In 2006 the non-management directors met twice.

Fourth, various Committees of the Board perform oversight functions independent of management. The Audit Committee, the Executive Compensation Committee and the Nominating and Corporate Governance Committee are each comprised entirely of independent, non-management directors. This means that independent directors have oversight of critical matters such as the integrity of the Company’s financial statements, executive compensation, including the compensation of the Chairman and Chief Executive Officer, and the selection and evaluation of directors. See the charters for each of these committees, which are available on the Company’s Web site at www.safeway.com/investor_relations, for a complete description of the responsibilities of each of these committees. Moreover, the Board and each of its committees have the authority to retain independent legal, accounting and other experts and consultants to advise the Board and the committees as they may deem appropriate.

Fifth, the Board has an Executive Committee, comprised of the Chairman, the Lead Independent Director and two other independent directors, which meets during months in which there is no regular Board meeting. At these meetings, the independent directors obtain updated information about the Company and provide specific instructions to the Chairman about the information to be provided to the Board and the subjects to cover at the next Board meeting. The input of this Committee has resulted in certain refinements in the amount and type of information supplied to Board members and in the conduct of the Board meetings.

According to the most recent information from executive search firm Spencer Stuart, 67% of the S&P 500 companies have their CEO serving as Chairman. Of the 33% that have different people in those roles, many have a non-independent director or a former CEO as Chairman. Only 10% of the S&P 500 companies have a Chairman who is an independent director or not a former CEO.

At the 2004 and 2005 Annual Meetings, similar proposals were defeated by votes of approximately 66% and 80%, respectively, against the proposal.

In view of the strong oversight mechanisms the Company already has implemented, the Board does not believe it is necessary to mandate a separation of the positions of Chairman and Chief Executive Officer through a Bylaw amendment. In fact, the Board believes that imposing such an absolute rule would be unwise and not in the best interests of stockholders because it would eliminate the Board’s flexibility to determine whether the positions should be held by the same person or by separate persons based on the circumstances and individuals available at any particular point in time. The Board believes at the present time the interests of the Company and its stockholders are best served by the leadership and direction provided by a single Chairman and Chief Executive Officer.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “AGAINST” THE ADOPTION OF THIS STOCKHOLDER PROPOSAL, and your Proxy will be so voted unless you specify otherwise.

PROPOSAL 7

STOCKHOLDER PROPOSAL REGARDING LABELING

PRODUCTS OF CLONING OR GENETIC ENGINEERING

The Company has been notified by the Adrian Dominican Sisters, 1257 East Sienna Heights Drive, Adrian, MI 49221-1793, which owns 150 shares of Common Stock, that it intends to present, jointly with ASC Investment Group, Bon Secours Health System, Inc., Boston Common Asset Management, LLC, the Dominican Sisters of Oxford, MI, the Dominican Sisters of Springfield Illinois and the General Board of Pension and Health Benefits of the United Methodist Church, the following proposal for consideration at the Annual Meeting:

Label Products of Cloning or Genetic Engineering

2007 Safeway

RESOLVED:  Shareholders request that the Board of Directors adopt a policy to identify and label all food products manufactured or sold by the company under the company’s brand names or private labels that may contain genetically engineered (GE) ingredients or products of animal cloning.

Supporting Statement

•	The right to know is a fundamental principle of democratic societies and market economics.
•	The Food and Drug Administration is expected to make a decision regarding the sale of milk and meat from cloned animals by the end of 2006 (WA Post 10/17/06).
•	Safeway products contain corn, rice and soy, all of which potentially could be the genetically engineered variety.
•	Safeway’s O Organic line could be impacted by contamination from genetically engineered ingredients.
•	Labeling is an indicator of due diligence of product ingredients.
•

The global alliance Action by Churches Together took a stand supporting the “right to know” whether there are genetically engineered ingredients in the food purchased or in the seeds sown. (ReliefWeb 6/28/06)

•	132 countries, parties to the Cartagena Protocol, have agreed to documentation requirements for the export and import of genetically engineered organisms. (Financial Times 3/29/06)
•	As of May 19, 2005, Alaska law requires that genetically engineered salmon be labeled as such.

Indicators that genetically engineered organisms can be difficult to control, and may be harmful to financial markets as well as to humans, animals and the environment include:

•

Illegal unapproved Liberty Link long-grain rice, planted in field trials no later than 2001, was discovered to have contaminated U.S. rice supplies. (Reuters 8/28/06) This prompted Japan to suspend imports of US Rice, and the European Commission to require that rice imports be certified as free of unauthorized grain, greatly disrupting the US rice export market.

•	Between 2001-2004, approximately 15,000 hectares (150 square kilometers) in four US states were planted with unapproved Bt10 corn. (New Scientist 3/23/2005)
•	December 2006, U.N. Secretary General Annan cautioned that the international community lacks safeguards to prevent bioterrorism and accidental harm from biotechnology advances.
•

The report Safety of Genetically Engineered Foods: Approaches to Assessing Unintended Health Effects (National Academy of Sciences] 7/2004) states: …”there remain sizable gaps in our ability to identify compositional changes that result from genetic modification of organisms intended for food… (p.15)

•	Federal District Court ruled (8/10/06) that USDA’s permitting of drug-producing genetically engineered crops in Hawaii violated the Endangered Species Act and the National Environmental Policy Act.
•	Genetically engineered creeping bentgrass, not yet approved commercially, escaped into wild as far as three miles from the test plot. (8/9/06)
•

Five major US agricultural weeds have developed resistance to glyphosate, the herbicide used with genetically engineered Roundup Resistant crops. Addressing this problem includes use of additional herbicides.

•	Research (Environmental Health Perspectives 6/2005) has shown that Roundup, increasingly needed on Roundup Ready crops, is toxic to human placental cells at concentrations lower than agricultural use.

Board Recommendation

The Board of Directors recommends a vote “AGAINST” this proposal for the following reasons:

The Company shares and actively supports our customers’ interest in food safety. The Company’s policies regarding food products manufactured or sold under its own brand names and private labels that contain genetically modified ingredients are based on a number of factors, including the following:

To date, the Food and Drug Administration (FDA), the United States Department of Agriculture (USDA) and the Environmental Protection Agency (EPA) have identified no significant health, food, safety or environmental issues or concerns associated with human consumption of genetically modified ingredients or approved food products containing those ingredients. Additionally, the FDA has expressed concern that special labeling for foods containing ingredients improved through modern biotechnology may be misleading to consumers because many would interpret such a label as a warning when, in fact, there is no scientific basis to suggest such foods are in any meaningful way different from their non-biotech counterparts.

To date, no significant studies by the EPA have documented or confirmed environmental concerns with respect to genetically modified crops. While the EPA has established a 20% non-Bt crop planting requirement (Bt crops contain certain proteins used as an alternative to conventional chemical insecticides) we note the EPA set this threshold while it continues its plant incorporated protectorant (PIP) studies which, to date, have shown no negative environmental impacts. While the reports noted in support of the proposal reference planting incursions, they do not support the proposition that harm has occurred to humans, animals or the environment.

It is also noteworthy that the U.S. government promotes the cultivation of genetically modified food and the international sale of such products (including seeds), citing the benefits of these products to developing countries.

Consistent with most U.S. national brand products, approximately 75% of Safeway’s private label products contain genetically modified ingredients. The Company has determined that to label these products as genetically modified would be impractical from a detection and marketing perspective as well as cost-prohibitive. Neither is it feasible to identify and label the approximately 25% of the Company’s private label food products that might qualify as being free of genetically modified ingredients. Such an undertaking would require establishing and maintaining a costly supplier audit and certification program.

In addition, the Board does not believe that the policy requested by the proposal is feasible, given the current practices of multi-vendor sourcing prevalent in the United States food distribution system. The Company produces and markets thousands of different products, and uses large volumes of various raw materials. The Board believes it would be difficult and costly, in the absence of federal laws and regulations, for the Company to require its numerous suppliers to identify crops and raw materials derived from modern biotechnology.

Because of the difficulty in determining which crops and raw materials used by the Company may contain genetically engineered ingredients, any label would likely state that foods produced by the Company from such crops and raw materials “may” contain genetically engineered ingredients. Because the labeling of genetically engineered ingredients is not generally required, a universal label such as the foregoing would not further a consumer’s understanding of which foods contain genetically engineered ingredients, but may create confusion among consumers and potentially place the Company at a competitive disadvantage relative to those companies that do not label their products in such a manner.

The Company also notes that consumers’ interest in non-genetically modified food products is tempered by their higher cost. Research shows these consumers, in fact, purchase non-genetically modified food products only if the cost of such food products is comparatively the same or only slightly higher than the comparable genetically modified food products.

As a more practical and cost-effective means of providing consumers a choice of foods free from genetically modified ingredients, the Company previously has introduced and continues to expand its O ORGANICS brand, which offers organic produce and food products. By law, food items designated as “organic” must be free of genetically modified ingredients. The Company has determined this approach presents a better and more competitive alternative than focusing efforts on the monitoring, labeling and/or removal of private label food products containing such ingredients.

As noted by the proponent, the FDA is investigating the safety of animal clones and products derived from animal clones. While the FDA is finalizing its report, it has requested a voluntary moratorium against the sale of cloned products. As a result of the moratorium, the Company does not currently carry any products of animal cloning. Consequently, there are currently no products for the Company to label in response to this proposal.

The FDA issued a draft report entitled “A Risk-Based Approach to Evaluate Animal Clones and Their Progeny” in December 2006 that summarizes the FDA’s analysis of the safety of animal clones and products derived from animal clones. The draft report concludes that “[e]dible products derived from the progeny of clones pose no additional food consumption risk(s) relative to corresponding products from other animals based on underlying biological assumptions, evidence from model systems, and consistent empirical observations.” The draft report also concludes that “[e]xtensive evaluation of the available data has not identified any food consumption risks or subtle hazards in healthy clones of cattle, swine, or goats. Thus, edible products from healthy clones that meet existing requirements for meat and milk in commerce pose no increased food consumption risk(s) relative to comparable products from sexually-derived animals.” The proponent has offered no support to address safety issues with regard to the products of animal cloning, and, in fact, nothing in the proponent’s supporting statement addresses animal cloning.

Additionally, in the event that products derived from animal clones did enter the marketplace, because scientific analysis indicates that cloned animals are genetically identical to the original animals, it would be highly impracticable, if not impossible, for the Company to test and identify whether a product originated from a cloned animal or from a non-cloned animal. Therefore, it would not be possible for the Company to identify and label products that may contain products from animal cloning.

Further, in the event that products of animal cloning did enter the food supply and a legitimate concern arose with respect to human, animal or environmental safety, there is a recognized mechanism to address this issue, which would be a recall of the affected products.

Accordingly, the Company believes this stockholder proposal is impracticable and, even if the proposed policy were implemented, the effort would be inordinately expensive with no significant resulting stockholder benefit.

Similar proposals were presented at the Company’s 2004 and 2006 Annual Meetings and were defeated by votes of over 94% and 93%, respectively.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “AGAINST” THE ADOPTION OF THIS STOCKHOLDER PROPOSAL, and your Proxy will be so voted unless you specify otherwise.

PROPOSAL 8

STOCKHOLDER PROPOSAL REGARDING SUSTAINABILITY REPORT

The Company has been notified by the City of New York Office of the Comptroller, 1 Centre Street, New York, NY 1007-2341, on behalf of the New York City Teachers’ Retirement System, the New York City Police Pension Fund, the New York City Fire Department Pension Fund and the New York City Board of Education Retirement System, which, in the aggregate, own 1,343,039 shares of Common Stock, that it intends to present the following proposal for consideration at the Annual Meeting:

WHEREAS:

Investors increasingly seek disclosure of companies’ social and environmental practices in the belief that they impact shareholder value. Many investors believe companies that are good employers, environmental stewards, and corporate citizens are more likely to be accepted in their communities and to prosper long-term. According to Innovest, an environmental investment research consultant, major investment firms including ABN-AMRO, Neuberger Herman, Schroders, T. Rowe Price, and Zurich Scudder subscribe to information on companies’ social and environmental practices.

Sustainability refers to development that meets present needs without impairing the ability of future generations to meet their own needs. The Dow Jones Sustainability Group defines corporate sustainability as “a business approach that creates long-term shareholder value by embracing opportunities and managing risks deriving from economic, environmental and social developments.”

Globally, approximately 1,900 companies produce reports on sustainability issues (www.corporateregister.com), including more than half of the global Fortune 500 (KPMG International Survey of Corporate Responsibility Reporting 2005).

Companies increasingly recognize that transparency and dialogue about sustainability are elements of business success. For example, Unilever’s Chairman stated in a 2003 speech, “So when we talk about corporate social responsibility, we don’t see it as something business “does” to society but as something that is fundamental to everything we do. Not just philanthropy or community investment, important though that is, but the impact of our operations and products as well as the interaction we have with the societies we serve.”

An October 6, 2004 statement published by social research analysts reported that they value public reporting because “we find compelling the large and growing body of evidence linking companies’ strong performance addressing social and environmental issues to strong performance in creating long-term shareholder value… We believe that companies can more effectively communicate their perspectives and report performance on complex social and environmental issues through a comprehensive report than through press releases and other ad hoc communications.” (www.socialinvest.org)

RESOLVED:  Shareholders request that the Board of Directors issue a sustainability report to shareholders, at reasonable cost, and omitting proprietary information, by December 31, 2007.

Supporting Statement

The report should include the company’s definition of sustainability, as well as a company-wide review of company policies, practices and indicators related to measuring long-term social and environmental sustainability.

We recommend that the company use the Global Reporting Initiative’s Sustainability Reporting Guidelines (“The Guidelines”) to prepare the report. The Global Reporting Initiative (www.globalreporting.org) is an international organization with representatives from the business, environmental, human rights and labor communities. The Guidelines provide guidance on report content, including performance in six categories (direct economic impacts, environmental, labor practices and decent work conditions, human rights, society, and product responsibility). The Guidelines provide a flexible reporting system that permits the omission of content that is not relevant to company operations. Over 900 companies use or consult the Guidelines for sustainability reporting.

Board Recommendation

The Board of Directors recommends a vote “AGAINST” this proposal for the following reasons:

The Board believes the Company’s current policies and practices concerning social, environmental and economic issues address the concerns raised by this stockholder proposal. The Company’s statement of philosophy and vision since its founding in 1926 is to “provide value for our customers and give back to the communities we serve.” Operating under this philosophy and vision, the Company is committed to providing financial support to various local non-profit organizations, fostering its employees’ volunteer efforts, operating safe and environmentally responsible facilities and maintaining socially diverse supplier and employee bases.

The Company recognizes that “sustainability” is crucial to its continued growth and success. The Company defines “sustainability” as integrating social, environmental and global economic concerns into its business operations and interactions with its stakeholders to maintain the trust and confidence of its stockholders, employees, customers and suppliers, governments and non-governmental organizations, as well as the communities in which it operates. The Company makes available to stockholders and other interested parties numerous publications and information on its Web site, www.safeway.com, in the “Our Company,” “Club Card,” “Investor Relations” and “Community” sections that specifically address the issues raised by this stockholder proposal. Such publications include Safeway’s Annual Fact Book, Annual Report, Code of Business Conduct and Ethics, The Safeway Foundation Newsletter, the Safeway Supplier Handbook, the Company’s Corporate Governance Guidelines and Director Independence Standards and the Environmental Status Report. A separate sustainability report would duplicate this information and be a waste of Company resources.

Most recently, the Company has been recognized for its social and environmental commitment and efforts through the following awards in 2005, 2006 and 2007: Catalyst Award, presented annually to three companies for initiatives that advance women in the workplace; Red Cross – Circle of Humanitarian Award, presented for raising $3 million for the South Asian Tsunami relief effort; Easter Seals Chairman’s Corporate Roundtable Award, presented for raising $1.6 million for Easter Seals and its local affiliated agencies, which serve people with disabilities and their families; Project Open Hand – Most Outstanding Partner Award, presented for its record of assisting Project Open Hand, which provides home-delivered hot meals to AIDS victims and the homebound in the San Francisco Bay Area; Green Power Leadership Award, presented for the Company’s leadership in purchasing wind energy to power a range of different stores and fuel stations in the United States; Waste Reduction Award Winner, presented by the California Waste Management Board for Safeway’s efforts to recycle and reduce solid waste; Proggie Award, presented by the People for the Ethical Treatment of Animals for the Company’s requirement that its private label suppliers not use animal testing in the manufacture of cosmetics or household goods; Food Marketing Institute – 2006 Good Neighbor Award, presented in recognition of the Company’s Breast Cancer Awareness and Prostate Cancer Awareness programs; San Francisco Business Times – Corporate Philanthropy Award, presented in recognition of the Company’s donations to Bay Area charities and causes; and U.S. Chamber of Commerce – 2006 Corporate Stewardship Award Honoree.

In addition, since July 2002, Safeway has been included in the Domini 400 Social Index maintained by KLD Research and Analytics, Inc. (“KLD”). KLD is an independent investment research firm that provides tools for investment strategies based on corporate social and environmental performance. To be included in the Domini 400 Social Index, companies must exhibit positive records with regard to the environment, community relations, human rights, product quality and safety, diversity, employee relations and corporate governance. Safeway is also a constituent of the KLD Broad Market Social Index and the KLD Large Cap Social Index, both of which include only the top environmental, social and governance performers in certain sectors of the Russell 3000 and Russell 1000, respectively.

Safeway is an industry leader in philanthropy. During 2006 the Company donated more than $110 million worth of merchandise to food banks and various hunger-relief agencies, bringing the Company’s total food donations over the past decade to more than $1 billion. In 2006 the Company also contributed $22 million to schools through eScrip and other educational programs. In addition, the Company has donated a combined $22.3 million through major fundraising campaigns to support breast and prostate cancer research, treatment and education and to further the important work of the Muscular Dystrophy Association and Easter Seals.

The Company also has extensive policies and programs to ensure that we conduct our operations to provide a safe, diverse and healthy workplace and to safeguard the environment.

The Company maintains Diversity Advisory Boards in each of its operating areas whose mission is to recognize, celebrate and benefit from the uniqueness of each employee and customer, to value, respect and support these differences in the workplace and to reflect this diversity in the communities we serve. In early 2007, the Company was featured in HR Magazine’s cover story as a corporate innovator in diversity efforts to help develop and elevate women within the Company. In addition, the Company’s Supplier Diversity Program’s mission is to promote supplier participation reflective of the diverse communities in which the Company does business, while encouraging economic development.

The Company’s Environmental Affairs and Risk Management departments develop and administer our environmental programs, which include recycling programs to reduce environmental impacts and costs associated with waste disposal (of the Company’s materials, products and packaging), programs to reduce chemical use, waste volume and water usage and other programs to use non-ozone depleting substances in the Company’s store refrigeration systems and effect more efficient uses of energy in the Company’s stores and other facilities. The Company also conducts environmental assessments for its real property transactions. During 2006 the Company purchased 87 million kilowatt hours of electricity generated by wind power. In addition, the Company joined the Chicago Climate Exchange, making a voluntary but legally-binding commitment to reduce greenhouse gas emissions by 6% over four years. This is equivalent to removing 860 million pounds of carbon dioxide from the atmosphere or planting 325,000 acres of trees. The Company also diverted more than 450,000 tons of recyclable materials from the waste stream.

Wherever it operates, the Company strives to be a good corporate citizen and promote social and human rights, sound labor practices, product responsibility and economic and environmental practices to address sustainability. The Company will continue its commitments to the environment, the workplace, its employees, customers and the communities in which it operates and will strive to expand its social responsibility and safe environmental practices. As noted, the Company makes available to stockholders and other interested parties numerous publications and information that specifically address the issues raised by this stockholder proposal. A separate sustainability report would merely duplicate the information that is already provided to, and easily accessed by, the Company’s stockholders and the public. Thus, the Board believes that preparing the special sustainability report requested by the stockholder proposal is unnecessary and would constitute a waste of Company funds and resources.

This proposal was also presented by The New York City Office of the Comptroller at the Company’s 2004, 2005 and 2006 Annual Meetings and was defeated by a vote of over 80%, 83% and 72%, respectively.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “AGAINST” THE ADOPTION OF THIS STOCKHOLDER PROPOSAL, and your Proxy will be so voted unless you specify otherwise.

PROPOSAL 9

STOCKHOLDER PROPOSAL REGARDING REPORT ON CONTROLLED-ATMOSPHERE KILLING

People for the Ethical Treatment of Animals (PETA), 501 Front Street, Norfolk, VA 23510, which owns 192 shares of Common Stock, has given notice that it intends to present the following proposal for consideration at the Annual Meeting:

Report on Controlled-Atmosphere Killing

RESOLVED, in order to advance the interests of our company and welfare of animals killed for its stores, shareholders request that the board of directors issue a report to shareholders on the feasibility of requiring its suppliers to phase in “controlled-atmosphere killing” (CAK), the least cruel form of poultry slaughter available. This report should be prepared by the end of November 2007 at a reasonable cost and should omit proprietary information.

Supporting Statement

Every chicken sold by Safeway is killed using the electric immobilization process, which involves dumping and shackling live birds, shocking them in an electrified water bath, slitting their throats, and defeathering them in tanks of scalding-hot water. Electric immobilization lowers product quality and is cruel:

•	Birds suffer broken bones, bruising, and hemorrhaging when they are dumped and shackled, which lowers meat quality.
•

Birds flap about, and many miss the stun baths entirely; those who are shocked are merely immobilized and still feel pain afterward. Many birds also miss the killing blades. This means that live birds enter the scalding tanks, which decreases yield because these birds are condemned. It also increases contamination (live birds defecate in tanks). According to the U.S. Department of Agriculture (USDA) Food Safety and Inspection Service, “[P]oultry products are more likely to be adulterated if they are produced from birds [who] have not been treated humanely” (70 Fed. Reg. 56624).

•

Workers handle live birds at every stage. Consequently, abuse has been documented at the plants of America’s top poultry suppliers – including one where workers were found stomping on live birds, spitting tobacco in their eyes, and spray-painting their faces.

CAK is USDA-approved and improves product quality, yield, and animal welfare:

•

With CAK, birds are placed in chambers while they are still in their transport crates, where their oxygen is replaced with inert gasses (i.e., argon and nitrogen), efficiently and gently putting them “to sleep.”

•

CAK improves product quality by lowering rates of broken bones, bruising, and contamination; increases shelf life by slowing down the decaying process; eliminates the possibility that conscious birds will be scalded to death (which would decrease contamination and increase yield); and eliminates the possibility of workers abusing the animals, since birds are dead before being handled.

•

Every published review of CAK – including one conducted by McDonald’s – concludes that it is superior to electric immobilization with regard to animal welfare, as do top animal welfare scientist like Dr. Temple Grandin, who is one of Safeway’s own advisors.

Although CAK improves product quality and the treatment of animals – and is a matter of significant social and public policy – Safeway has yet to produce a report on the feasibility of requiring its suppliers to adopt the technology. Clearly, it is in the company’s best interests that shareholders vote for this resolution.

Board Recommendation

The Board of Directors recommends a vote “AGAINST” this proposal for the following reasons:

The Company has a long-standing commitment to the humane treatment of animals. The Company has shown its commitment to animal welfare by adopting a proactive set of animal welfare policies and guidelines. Since 2001 Safeway has maintained a professional association with a number of well-recognized experts in animal welfare. The Company recently decided to establish a more formal and fully functioning Animal Welfare Council composed of both Company and independent animal welfare members. The Council’s broad mandate is to provide guidance and counsel to the Company on matters relating to the humane treatment of animals in the food production system. The Company is continually working with its suppliers to ensure that the newest slaughter procedures are thoroughly tested and scientifically evaluated and, if satisfactory to the Company and its suppliers, implemented by its suppliers. Some of the Company’s suppliers have evaluated, and continue to evaluate, different methods of animal handling and care, including controlled atmosphere stunning, a method the proponent refers to as “CAK.” These evaluations considered a number of factors, including: animal welfare; scientific research and studies; production methods used commercially both in the U.S. and internationally; food safety and product quality; the safety of humans involved in the slaughter process; technical difficulties in operating equipment and procedures; environmental factors; and expected costs. The research is incomplete and inconclusive as to whether controlled atmosphere stunning is a better and more humane method of stunning than conventional stunning methods.

Moreover, the Company’s suppliers believe further research should be conducted to evaluate controlled atmosphere stunning and its effects on food safety and product quality issues. The Company’s first priority has always been the safety and quality of its products. The Company is also committed to the humane treatment of animals. The Company does not own, raise, transport or process livestock. However, the Company contracts with suppliers who perform these functions and we require that our suppliers adhere to the highest animal welfare standards. The Company believes that handling animals in a humane manner and preventing neglect or abuse is the right thing to do.

The Company’s commitment, leadership and results with respect to animal welfare matters are well established and recognized within the industry. The Company works hard to be a good corporate citizen and is a strong advocate of good animal handling practices. Our policies are designed to help achieve humane treatment of animals. The Company has been, and will continue to be, committed to upholding and abiding by our established policies and principles. In addition, we continually monitor our suppliers for compliance with the policies we establish. As noted above, the Company and its suppliers have already reviewed and continue to evaluate controlled atmosphere stunning as a new slaughtering technique; however, based on the testing results and scientific data currently available, the Company and its suppliers consider it premature to implement the technique at this time. The Company believes the proposed report is unnecessary and would not result in any additional benefit to stockholders. The proposed report would be costly and time-intensive, and it is duplicative of many existing policies, initiatives and efforts.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “AGAINST” THE ADOPTION OF THIS STOCKHOLDER PROPOSAL, and your Proxy will be so voted unless you specify otherwise.

GENERAL

Stockholder Proposals for 2008 Proxy Statement

Stockholder proposals for inclusion in the 2008 Proxy Statement must be received at the Company’s principal executive offices on or before December 5, 2007. In addition, all stockholder proposals for inclusion in the 2008 Proxy Statement must comply with the requirements of SEC Rule 14a-8 under the Securities Exchange Act of 1934. The Company’s Bylaws provide that stockholders desiring to nominate a director or bring any other business before the stockholders at an annual meeting must notify the Secretary of the Company thereof in writing 50 to 75 days before the meeting (or, if less than 65 days’ notice or prior public disclosure of the meeting date is given, within 15 days after such notice was mailed or publicly disclosed, whichever first occurs). Such notice must set forth certain information specified in the Company’s Bylaws.

Fiscal Year 2006 Annual Report

The Company’s Annual Report to Stockholders for the fiscal year ended December 30, 2006 is being mailed to all stockholders of record with this Proxy Statement.

By Order of the Board of Directors,

Robert A. Gordon

Secretary

Dated: April 4, 2007

APPENDIX A

SAFEWAY INC. 2007 EQUITY AND INCENTIVE AWARD PLAN

Safeway Inc., a Delaware corporation (the “Company”), by resolution of its Board of Directors, hereby adopts the Safeway Inc. 2007 Equity and Incentive Award Plan (the “Plan”). The Plan will become effective upon the approval of the Company’s stockholders (the “Effective Date”).

The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of the members of the Board, Employees, and Consultants to those of the Company’s stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to the Company’s stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE I.

DEFINITIONS

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

1.1. “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article X. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 10.5, the term “Administrator” shall refer to such person(s) unless the Committee has revoked such delegation.

1.2. “Award” shall mean an Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award, a Dividend Equivalents Award, a Deferred Stock Award, a Stock Payment Award or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, “Awards”).

1.3. “Award Agreement” shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

1.4. “Award Limit” shall mean 2,000,000 shares of Common Stock for grants to any executive officer of the Company in any calendar year or to any Employee (other than an executive officer of the Company) in the calendar year of his or her hiring, 800,000 shares of Common Stock for grants to any Employee (other than an executive officer of the Company) in any calendar year following his or her hiring and 800,000 shares of Common Stock for grants to any Consultant in any calendar year, in each case as adjusted pursuant to Section 11.3; provided, however, that each share of Common Stock subject to an Award shall be counted as one share against the Award Limit. Solely with respect to Performance Awards granted pursuant to Section 8.2(b) and payable solely in cash, “Award Limit” shall mean $5,000,000.

1.5. “Board” shall mean the Board of Directors of the Company.

1.6. “Change in Control” shall mean the occurrence of any of the following transactions or events occurring on or after the Effective Date:

(a) any “person” (as defined below) or “group” (as defined in Section 13(d)(3) of the Exchange Act and the rules thereunder), together with all affiliates of such person or group, shall become the “beneficial owner” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of the Company that represent 25% or more of the combined voting power of the Company’s then outstanding voting securities, other than an Exempt Person; provided, however, that, notwithstanding the foregoing, a Change in Control shall not occur under this subsection (a) by reason of a person or group (together with the affiliates thereof) becoming the beneficial owner of 25% or more of the outstanding voting securities of the Company solely as a result of an acquisition of voting securities by the Company which, by reducing the number of voting securities outstanding, increases the proportionate number of voting securities beneficially owned by such person or group (together with the affiliates thereof) to 25% or more of the voting securities of the Company then outstanding; and, provided, further, that if a person or group (together with the affiliates thereof) shall become the beneficial owner of 25% or more of the voting securities of the Company then outstanding solely as a result of an acquisition of voting securities by the Company and shall, after such acquisition by the Company, become the beneficial owner of additional voting securities of the Company (other than pursuant to a dividend or distribution paid or made by the Company in voting securities or pursuant to a split or subdivision of the outstanding voting securities), then a Change in Control shall occur under this subsection (a) unless, upon becoming the beneficial owner of such additional voting securities, such person or group (together with the affiliates thereof) does not beneficially own 25% or more of the voting securities then outstanding;

(b) during any 12-month period beginning on or after the Effective Date, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director during such 12-month period whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

(c) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of: (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case, if, as a result of the transaction, the Company’s voting securities outstanding immediately before the transaction (or the securities into which such voting securities are converted as a result of the transaction) fail to represent, directly or indirectly, more than 50% of the combined voting power

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of the outstanding voting securities of the Company (or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) immediately after the transaction; and

(d) the Company’s stockholders approve a liquidation or dissolution of the Company.

For purposes of subsection (a) above, the calculation of voting power shall be made as if the date on which the ownership of such person or group is measured were a record date for a vote of the Company’s stockholders, and for purposes of subsection (c) above, the calculation of voting power shall be made as if the date of the consummation of the transaction were a record date for a vote of the Company’s stockholders. For all purposes of this Plan, any calculation of the number of securities outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding voting securities of which any person or group is the beneficial owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. For purposes of this definition of “Change in Control,” “person” means any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization, association or other entity.

1.7. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

1.8. “Committee” shall mean the Executive Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 10.1.

1.9. “Common Stock” shall mean the common stock of the Company, par value $0.01 per share.

1.10. “Company” shall mean Safeway Inc., a Delaware corporation.

1.11. “Consultant” shall mean any consultant or adviser if: (a) the consultant or adviser is a natural person, (b) the consultant or adviser renders bona fide services to the Company or any Subsidiary; and (c) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

1.12. “Covered Employee” shall mean any Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

1.13. “Deferred Stock” shall mean a right to receive Common Stock awarded under Section 8.5 of the Plan.

1.14. “Director” shall mean a member of the Board.

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1.15. “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Section 8.3 of the Plan.

1.16. “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

1.17. “Effective Date” shall mean the date the Plan is approved by the Company’s stockholders.

1.18. “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any Subsidiary.

1.19. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

1.20. “Exempt Person” shall mean any of the following:

(a) a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company,

(b) the Company or a Subsidiary, and

(c) a person that is owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their beneficial ownership of the voting securities of the Company.

No person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such person’s status or authority as such, to be the beneficial owner of any securities that are beneficially owned, including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person.

1.21. “Fair Market Value” means, as of any date:, the value of a share of Common Stock determined as follows:

(a) If the Common Stock is listed on any established stock exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market) or any national market system, including without limitation any market system of The NASDAQ Stock Market, the value of a share of Common Stock shall be the closing sales price for a share of Common Stock as quoted on such exchange or system for such date, or if there is no closing sales price for a share of Common Stock on the date in question, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

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(b) If the Common Stock is regularly quoted by a recognized securities dealer but closing sales prices are not reported, the value of a share of Common Stock shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of Common Stock on the date in question, the high bid and low asked prices for a share of Common Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c) If the Common Stock is neither listed on an established stock exchange or a national market system nor regularly quoted by a recognized securities dealer, the value of a share of Common Stock shall be established by the Administrator in good faith.

1.22. “FDA” means the United States Food and Drug Administration.

1.23. “Fiscal Year” means the fiscal year of the Company.

1.24. “Full Value Award” means any Award other than an Option or a Stock Appreciation Right.

1.25. “Holder” shall mean a person who has been granted an Award.

1.26. “Incentive Stock Option” shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

1.27. “Non-Employee Director” shall mean a member of the Board who is not an Employee.

1.28. “Non-Qualified Stock Option” shall mean an Option which is not designated as an Incentive Stock Option by the Administrator.

1.29. “Option” shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall be Non-Qualified Stock Options.

1.30. “Performance Award” shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Section 8.2 of the Plan.

1.31. “Performance Criteria” means the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

(a) The Performance Criteria that shall be used to establish Performance Goals are limited to the following: (i) net earnings (either before or after (A) interest, (B) taxes, (C) depreciation and (D) amortization), (ii) gross or net sales or revenue, (iii) net income (either before or after taxes), (iv) operating profit, (v) cash flow (including, but not limited to, operating

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cash flow and free cash flow), (vi) return on assets, (vii) return on capital, (viii) return on stockholders’ equity, (ix) return on sales, (x) gross or net profit or operating margin, (xi) costs, (xii) funds from operations, (xiii) expense, (xiv) working capital, (xv) earnings per share, and (xvi) price per share of Common Stock, (xvii) FDA or other regulatory body approval for commercialization of a product, (xviii) market share, (xix) identical store sales, and (xx) identical store sales excluding fuel, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group.

(b) The Committee may, in its discretion, at the time of grant, specify in the Award that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; or (viii) items related to discontinued operations that do not qualify as a segment of a business under United States generally accepted accounting principles (“GAAP”).

1.32. “Performance Goals” means, for a Performance Period, one or more goals established in writing by the Committee for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The achievement of each Performance Goal shall be determined in accordance with GAAP to the extent applicable.

1.33. “Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, and the payment of, a Performance Award.

1.34. “Plan” shall mean the Safeway Inc. 2007 Equity and Incentive Award Plan, as amended from time to time.

1.35. “Prior Award” shall mean a stock option, restricted stock or other stock award granted under any Prior Plan.

1.36. “Prior Plan” shall mean the 1999 Amended and Restated Equity Participation Plan of Safeway Inc., as amended from time to time.

1.37. “Restricted Stock” shall mean Common Stock awarded under Article VII of the Plan that is subject to repurchase or forfeiture.

1.38. “Restricted Stock Units” shall mean rights to receive Common Stock awarded under Section 8.6.

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1.39. “Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time.

1.40. “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

1.41. “Stock Appreciation Right” shall mean a stock appreciation right granted under Article IX of the Plan.

1.42. “Stock Payment” shall mean: (a) a payment in the form of shares of Common Stock, or (b) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses, commissions and directors’ fees, that would otherwise become payable to a Employee, Consultant or Non-Employee Director in cash, awarded under Article VIII of the Plan.

1.43. “Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

1.44. “Subsidiary Corporation” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

1.45. “Substitute Award” shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option.

1.46. “Termination of Consultancy” shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous commencement of employment or service with the Company or any Subsidiary. The Administrator, in its discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, without limitation, the question of whether a Termination of Consultancy resulted from a discharge for cause. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing. For purposes of the Plan, the engagement of a Holder as a Consultant to a Subsidiary shall be deemed to be terminated in the event that the Subsidiary engaging such Holder ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

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1.47. “Termination of Directorship” shall mean the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement. The Administrator, in its discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Non-Employee Directors.

1.48. “Termination of Employment” shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding: (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, and (b) terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, without limitation, the question of whether a Termination of Employment resulted from a discharge for cause; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Holder’s employee-employer relationship shall be deemed to be terminated in the event that the Subsidiary employing such Holder ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

ARTICLE II.

SHARES SUBJECT TO PLAN

2.1. Shares Subject to Plan.

(a) Subject to Section 11.3 and Section 2.1(b), the aggregate number of shares of Common Stock that may be issued or transferred pursuant to Awards under the Plan initially shall be equal to the sum of (i) 22,000,000 shares and (ii) the aggregate number of shares of Common Stock which as of the Effective Date are available for future awards under the Prior Plan (collectively, the “Initial Authorized Shares”). In addition, in the event of any cancellation, termination, expiration or forfeiture of any Prior Award during the term of the Plan (including any unvested shares of Common Stock that are forfeited by the holder or repurchased by the Company pursuant to the terms of the applicable award agreement at a price not greater than the original purchase price paid by the holder), the number of shares of Common Stock that may be issued or transferred pursuant to Awards under the Plan shall be automatically increased by one share for each share subject to such Prior Award that is so cancelled, terminated, expired, forfeited or repurchased (collectively, the “Cancelled Prior Award Shares”). The aggregate

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number of shares of Common Stock available for issuance under the Plan pursuant to this Section 2.1 shall be reduced by 2.5 shares for each share of Common Stock delivered in settlement of any Full Value Award. In no event, however, shall the aggregate number of Initial Authorized Shares and Cancelled Prior Award Shares made available for issuance under the Plan exceed 29,000,000.

(b) To the extent that an Award terminates, expires, lapses or is forfeited for any reason, any shares of Common Stock then subject to such Award shall again be available for the grant of an Award pursuant to the Plan; provided, however, that the number of shares that shall again be available for the grant of an Award pursuant to the Plan shall be increased by 2.5 shares for each share of Common Stock subject to a Full Value Award at the time such Full Value Award terminates, expires, lapses or is forfeited for any reason. To the extent permitted by applicable law or any exchange rule, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Common Stock available for grant pursuant to this Plan. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 7.4 or 7.5 hereof, such shares may again be granted or awarded hereunder, subject to the limitations of Section 2.1(a). To the extent exercised, the full number of shares subject to an Option or Stock Appreciation Right shall be counted for purposes of calculating the aggregate number of shares of Common Stock available for issuance under the Plan as set forth in Section 2.1(a) and for purposes of calculating the share limitation set forth in Section 2.3, regardless of the actual number of shares issued or transferred upon any net exercise of an Option (in which Common Stock is withheld to satisfy the exercise price or taxes) or upon exercise of any Stock Appreciation Right for Common Stock or cash. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan. Notwithstanding the provisions of this Section 2.1(b), no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

2.2. Stock Distributed. Any Common Stock distributed pursuant to an Award shall consist, in whole or in part, of authorized and unissued Common Stock, shares of Common Stock held in treasury or shares of Common Stock purchased on the open market.

2.3. Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article XI, the maximum number of shares of Common Stock with respect to one or more Awards that may be granted to any one Employee, Consultant or Non-Employee Director during any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Awards which are canceled shall continue to be counted against the Award Limit.

ARTICLE III.

GRANTING OF AWARDS

3.1. Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based

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compensation (as described in Section 162(m)(4)(C) of the Code) shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

3.2. Provisions Applicable to Covered Employees.

(a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation (as described in Section 162(m)(4)(C) of the Code).

(b) Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Covered Employee, including Restricted Stock the restrictions with respect to which lapse upon the attainment of specified Performance Goals and any performance or incentive award described in Article VIII that vests or becomes exercisable or payable upon the attainment of one or more specified Performance Goals.

(c) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles VII and VIII which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any Fiscal Year in question or any other designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Covered Employees, (ii) select the Performance Criteria applicable to the Fiscal Year or other designated fiscal period or period of service (including any applicable adjustments), (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such Fiscal Year or other designated fiscal period or period of service, and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Fiscal Year or other designated fiscal period or period of service. Following the completion of each Fiscal Year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such Fiscal Year or other designated fiscal period or period of service. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Fiscal Year or other designated fiscal period or period of service.

(d) Furthermore, notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to qualify as performance-based compensation (as described in Section 162(m)(4)(C) of the Code) shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation (as described in Section 162(m)(4)(C) of the Code), and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

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3.3. Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

3.4. Vesting Limitations.

(a) Full Value Awards made under the Plan shall become vested over a period of not less than (a) three years from the grant date of the Award for all Full Value Awards that vest based solely on employment or service with the Company or one of its Subsidiaries, or (b) one year following the commencement of the Performance Period, for Full Value Awards that vest based upon the attainment of Performance Goals or other performance-based objectives; provided, however, that, notwithstanding the foregoing, an aggregate number of shares of Common Stock equal to five percent of the sum of the Initial Authorized Shares and the Cancelled Prior Award Shares may be granted subject to Full Value Awards granted under the Plan without respect to the minimum vesting provisions of this Section 3.4.

(b) Following the grant of an Award, the Administrator, in its discretion and on whatever terms and conditions it selects, may provide that the period during which an Award vests or becomes exercisable will accelerate, in whole or in part, in connection with a change in ownership control or a Holder’s Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, by reason of the Holder’s retirement, death, disability or termination without cause. In addition, the Administrator may accelerate the vesting or exercisability of an aggregate number of shares of Common Stock not to exceed five percent of the sum of the Initial Authorized Shares and the Cancelled Prior Award Shares at any time and for any reason. Except as permitted under this Section 3.4(b), the Administrator shall not accelerate the vesting or exercisability of any Award after the grant date of such Award. Nothing in this Section 3.4(b) shall be construed to limit or restrict the Administrator’s authority to establish the terms of an Award at the time of grant, including the events or conditions upon which the vesting or exercisability of an award may accelerate.

3.5. At-Will Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a Director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

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ARTICLE IV.

GRANTING OF OPTIONS TO EMPLOYEES,

CONSULTANTS AND NON-EMPLOYEE DIRECTORS

4.1. Eligibility. Any Employee or Consultant selected by the Administrator pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option. Each Non-Employee Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 4.5 and as provided in Section 4.6.

4.2. Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary Corporation or parent corporation (as defined in Section 424(e) of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

4.3. Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or a Subsidiary Corporation.

4.4. Granting of Options to Employees and Consultants.

(a) The Administrator shall from time to time, in its discretion, and, subject to applicable limitations of the Plan:

(i) Select from among the Employees or Consultants (including Employees or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

(ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Employees or Consultants;

(iii) Subject to Section 4.2 and Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation (as described in Section 162(m)(4)(C) of the Code); and

(iv) Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation (as described in Section 162(m)(4)(C) of the Code) shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

(b) Upon the selection of an Employee or Consultant to be granted an Option, the Administrator shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

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(c) Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

4.5. Granting of Options to Non-Employee Directors. The Administrator shall from time to time, in its discretion, and subject to applicable limitations of the Plan:

(a) Select from among the Non-Employee Directors (including Non-Employee Directors who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

(b) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Non-Employee Directors; and

(c) Subject to the provisions of Article V, determine the terms and conditions of such Options, consistent with the Plan.

4.6. Automatic Grants to Non-Employee Directors.

(a) During the term of the Plan, a person who first becomes a Non-Employee Director shall automatically, upon the date of his or her initial election or appointment to be a Non-Employee Director, be granted an Option to purchase 20,000 shares of Common Stock (an “Initial Option”). A member of the Board who is also a former Employee will not be eligible to receive an Initial Option.

(b) The following provisions shall govern the terms of each Initial Option granted pursuant to this Section 4.6. Each Initial Option shall have an exercise price per share of Common Stock equal to 100% of the Fair Market Value of a share of Common Stock on the date such Initial Option is granted. Each Initial Option shall vest and become exercisable for the shares of Common Stock subject to such Initial Option in a series of cumulative annual installments of one-third on each of the first, second and third anniversaries of the grant date of such Initial Option, subject to the Non-Employee Director’s continued service on the Board. The term of each Initial Option shall be 10 years from the date of grant. No Option granted to a Non-Employee Director under this Section 4.6 may be exercised after the first to occur of the following events:

(i) the expiration of twelve (12) months from the date of the Holder’s death;

(ii) the expiration of twelve (12) months from the date of the Holder’s Termination of Directorship by reason of his or her permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

(iii) the expiration of three (3) months from the date of the Holder’s Termination of Directorship for any reason other than such Holder’s death or his or her permanent and total disability, unless the Holder dies within such three-month period; or

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(iv) the expiration of ten (10) years from the date the Option was granted.

Unless otherwise determined by the Administrator on or after the date of grant of such Initial Option, no portion of an Initial Option granted under this Section 4.6 which is not exercisable at the time of a Non-Employee Director’s termination of service on the Board shall thereafter become exercisable.

ARTICLE V.

TERMS OF OPTIONS

5.1. Option Price. The price per share of Common Stock subject to each Option granted to Employees, Non-Employee Directors and Consultants shall be set by the Administrator; provided, however, that:

(a) In the case of Incentive Stock Options, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code);

(b) In the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary Corporation or parent corporation thereof (as defined in Section 424(e) of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); and

(c) In the case of Non-Qualified Stock Options, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

5.2. Option Term. The term of an Option granted to an Employee, Consultant or Non-Employee Director shall be set by the Administrator in its discretion; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date the Option is granted if the Option is an Incentive Stock Option granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary Corporation or parent corporation thereof (as defined in Section 424(e) of the Code). Except as limited by requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder, the Administrator may extend the term of any outstanding Option in connection with any Termination of Employment, Termination of Directorship or Termination of Consultancy of the Holder, or amend any other term or condition of such Option relating to such a Termination of Employment, Termination of Directorship or Termination of Consultancy.

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5.3. Option Vesting.

(a) The period during which the right to exercise, in whole or in part, an Option vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, no Option granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed following the date on which the Option was granted. At any time after grant of an Option, the Administrator may, in its discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests, subject to Section 3.4(b).

(b) No portion of an Option granted to an Employee, Consultant or Non-Employee Director which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement or by action of the Administrator following the grant of the Option, subject to Section 3.4(b).

(c) To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any Subsidiary Corporation or parent corporation thereof (as defined in Section 424(e) of the Code), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted. For purposes of this Section 5.3(c), the fair market value of stock shall be determined as of the time the Option or other “incentive stock options” with respect to such stock is granted.

5.4. Substitute Awards. Notwithstanding the foregoing provisions of this Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

ARTICLE VI.

EXERCISE OF OPTIONS

6.1. Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

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6.2. Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. Such rules may provide that for administrative convenience an Option may not be exercised during such period (not exceeding 10 days) as is specified in advance by the Administrator. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b) Such representations and documents as the Administrator, in its discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations. The Administrator may, in its discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Option shall be exercised pursuant to Section 11.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

(d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator may, in its discretion, (i) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (ii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (iv) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and the broker timely pays a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (v) allow payment through any combination of the consideration provided in the foregoing subparagraphs (i), (ii), (iii) and (iv); provided, however, that the payment in the manner prescribed in the preceding paragraphs shall not be permitted to the extent that the Administrator determines that payment in such manner shall result in an extension or maintenance of credit, an arrangement for the extension of credit, or a renewal or an extension of credit in the form of a personal loan to or for any Director or executive officer of the Company that is prohibited by Section 13(k) of the Exchange Act or other applicable law.

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6.3. Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b) The completion of any registration or other qualification of such shares under any federal, state or foreign law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any federal, state or foreign governmental agency which the Administrator shall, in its discretion, determine to be necessary or advisable;

(d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

(e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

6.4. Rights as Stockholders. Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

6.5. Ownership and Transfer Restrictions. The Administrator, in its discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such shares to such Holder.

6.6. Additional Limitations on Exercise of Options. Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

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ARTICLE VII.

AWARD OF RESTRICTED STOCK

7.1. Eligibility. Subject to the Award Limit, Restricted Stock may be awarded to any Employee, Consultant or Non-Employee Director who the Administrator determines should receive such an Award.

7.2. Award of Restricted Stock.

(a) The Administrator may from time to time, in its discretion:

(i) Select from among the Employees, Non-Employee Directors or Consultants (including Employees, Non-Employee Directors or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

(ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

(b) The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

(c) Upon the selection of an Employee, Consultant or Non-Employee Director to be awarded Restricted Stock, the Administrator shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

7.3. Rights as Stockholders. Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.6, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that, in the discretion of the Administrator, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.

7.4. Restriction. All shares of Restricted Stock issued under the Plan (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment, directorship or consultancy with the Company, Company performance and individual performance; provided, however, by action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by

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the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Holder upon issuance, a Holder’s rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment, Termination of Directorship, or Termination of Consultancy, as applicable; provided, however, that the Administrator in its discretion may provide that such rights shall not lapse in the event of a Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, following a Change in Control or because of the Holder’s retirement, death or disability or termination without cause, or otherwise, subject to Section 3.4(b).

7.5. Repurchase of Restricted Stock. The Administrator shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment, Termination of Directorship, or Termination of Consultancy, as applicable, at a cash price per share equal to the price paid by the Holder for such Restricted Stock; provided, however, that the Administrator in its discretion may provide that such rights shall not lapse in the event of a Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, following a Change in Control or because of the Holder’s retirement, death or disability or termination without cause, or otherwise, subject to Section 3.4(b).

7.6. Escrow. The Secretary of the Company or such other escrow holder as the Administrator may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

7.7. Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Administrator shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

7.8. Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

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ARTICLE VIII.

PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK,

STOCK PAYMENTS, RESTRICTED STOCK UNITS

8.1. Eligibility. Subject to the Award Limit, one or more Performance Awards, Dividend Equivalent Awards, Stock Payment Awards, Deferred Stock Awards and/or Restricted Stock Unit Awards may be granted to any Employee, Consultant or Non-Employee Director whom the Administrator determines should receive such an Award.

8.2. Performance Awards.

(a) Any Employee, Consultant or Non-Employee Director selected by the Administrator may be granted one or more Performance Awards. The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. In making such determinations, the Administrator shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Employee, Consultant or Non-Employee Director.

(b) Without limiting Section 8.2(a), the Administrator may grant Performance Awards to any Covered Employee in the form of a cash bonus payable upon the attainment of objective Performance Goals which are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such bonuses paid to Covered Employees shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Section 3.2. The maximum aggregate amount of all Performance Awards granted to a Covered Employee under this Section 8.2(b) during any calendar year shall not exceed the Award Limit. Unless otherwise specified by the Administrator at the time of grant, the Performance Criteria with respect to a Performance Award payable to a Covered Employee shall be determined on the basis of GAAP.

8.3. Dividend Equivalents. Any Employee, Consultant or Non-Employee Director selected by the Administrator may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date a Full Value Award is granted and the date such Full Value Award vests, is exercised, is distributed or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

8.4. Stock Payments. Any Employee, Consultant or Non-Employee Director selected by the Administrator may receive Stock Payments in the manner determined from time to time by the Administrator. The number of shares shall be determined by the Administrator and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, determined on the date such Stock Payment is made or on any date thereafter.

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8.5. Deferred Stock. Any Employee, Consultant or Non-Employee Director selected by the Administrator may be granted an award of Deferred Stock in the manner determined from time to time by the Administrator. The number of shares of Deferred Stock shall be determined by the Administrator and may be linked to the satisfaction of one or more Performance Goals or other specific performance goals as the Administrator determines to be appropriate at the time of grant, in each case on a specified date or dates or over any period or periods determined by the Administrator. Common Stock underlying a Deferred Stock Award will not be issued until the Deferred Stock Award has vested, pursuant to a vesting schedule or performance criteria set by the Administrator. Unless otherwise provided by the Administrator, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued.

8.6. Restricted Stock Units. Any Employee, Consultant or Non-Employee Director selected by the Administrator may be granted an award of Restricted Stock Units in the manner determined from time to time by the Administrator. The Administrator is authorized to make awards of Restricted Stock Units in such amounts and subject to such terms and conditions as determined by the Administrator. The Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, and may specify that such Restricted Stock Units become fully vested and nonforfeitable pursuant to the satisfaction of one or more Performance Goals or other specific performance goals as the Administrator determines to be appropriate at the time of the grant, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall specify the distribution dates applicable to each award of Restricted Stock Units which shall be no earlier than the vesting dates or events of the award and may be determined at the election of the Employee, Consultant or Non-Employee Director, subject to compliance with Section 409A of the Code. On the distribution dates, the Company shall issue to the Holder one unrestricted, fully transferable share of Common Stock for each Restricted Stock Unit distributed.

8.7. Term. The term of a Performance Award, Dividend Equivalent Award, Deferred Stock Award, Stock Payment Award and/or Restricted Stock Unit Award shall be set by the Administrator in its discretion.

8.8. Exercise or Purchase Price. The Administrator may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock, shares distributed as a Stock Payment Award or shares distributed pursuant to a Restricted Stock Unit Award; provided, however, that such price shall not be less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law.

8.9. Exercise upon Termination of Employment, Termination of Consultancy or Termination of Directorship. A Performance Award, Dividend Equivalent Award, Deferred Stock Award, Stock Payment Award and/or Restricted Stock Unit Award is exercisable or distributable only while the Holder is an Employee, Consultant or Non-Employee Director, as applicable; provided, however, that the Administrator in its discretion may provide that the Performance Award, Dividend Equivalent Award, Deferred Stock Award, Stock Payment Award and/or Restricted Stock Unit Award may be exercised or distributed subsequent to a Termination

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of Employment, Termination of Directorship or Termination of Consultancy following a “change of control or ownership” (within the meaning of Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company; and, provided, further, that, except with respect to Performance Awards granted to Covered Employees, the Administrator in its discretion may provide that Performance Awards may be exercised or paid following a Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, following a Change in Control, or because of the Holder’s retirement, death or disability or termination without cause, or otherwise, subject to Section 3.4(b).

8.10. Form of Payment. Payment of the amount determined under Section 8.2 or 8.3 above shall be in cash, in Common Stock or a combination of both, as determined by the Administrator. To the extent any payment under this Article VIII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 6.3.

ARTICLE IX.

STOCK APPRECIATION RIGHTS

9.1. Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Employee, Consultant or Non-Employee Director selected by the Administrator. A Stock Appreciation Right may be granted: (a) in connection and simultaneously with the grant of an Option, or (b) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall impose and shall be evidenced by an Award Agreement.

9.2. Coupled Stock Appreciation Rights.

(a) A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

(b) A CSAR may be granted to the Holder for no more than the number of shares subject to the simultaneously granted Option to which it is coupled.

(c) A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying (i) the difference obtained by subtracting the exercise price per share of the CSAR from (ii) the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Administrator may impose.

9.3. Independent Stock Appreciation Rights.

(a) An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Administrator in its discretion; provided, however, that the term shall not be more than ten (10) years from the date the ISAR is granted.

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An ISAR shall be exercisable in such installments as the Administrator may determine. An ISAR shall cover such number of shares of Common Stock as the Administrator may determine; provided, however, that unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, no ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed following the date on which the ISAR was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Administrator; provided, that such exercise price per share shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the ISAR is granted. An ISAR is exercisable only while the Holder is an Employee, Consultant or Non-Employee Director; provided, that the Administrator may provide that ISARs may be exercised following a Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, or following a Change in Control, or because of the Holder’s retirement, death or disability or termination without cause, or otherwise, subject to Section 3.4(b).

(b) An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying (i) the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by (ii) the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Administrator may impose.

9.4. Payment and Limitations on Exercise.

(a) Payment of the amounts determined under Section 9.2(c) and 9.3(b) above shall be in cash, shares of Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock issuable upon the exercise of any Stock Appreciation Right prior to fulfillment of the conditions set forth in Section 6.3 above.

(b) Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Administrator.

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ARTICLE X.

ADMINISTRATION

10.1. Committee. The Committee shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as both a “non-employee director” as defined by Rule 16b-3 and an “outside director” for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

10.2. Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules, to delegate authority in accordance with Section 10.5 and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the discretion of the Committee.

10.3. Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

10.4. Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company’s officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

10.5. Delegation of Authority to Grant Awards. To the extent permitted by applicable law, the Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee or committees consisting of one or more

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members of the Board and/or one or more officers of the Company; provided, however, that the authority to grant awards to the following individuals may not be delegated: (a) individuals who are subject to the reporting rules under Section 16(a) of the Exchange Act, (b) individuals who are Covered Employees, and (c) individuals who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 10.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE XI.

MISCELLANEOUS PROVISIONS

11.1. Transferability of Awards.

(a) Except as otherwise provided in Section 11.1(b):

(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed;

(ii) No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence; and

(iii) During the lifetime of the Holder, only the Holder may exercise an Option or other Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

(b) Notwithstanding Section 11.1(a), the Administrator, in its discretion, may determine to permit a Holder to transfer a Non-Qualified Stock Option to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (i) a Non-Qualified Stock Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent

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and distribution; (ii) any Non-Qualified Stock Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Non-Qualified Stock Option as applicable to the original Holder (other than the ability to further transfer the Non-Qualified Stock Option); and (iii) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal, state and foreign securities laws and (C) evidence the transfer. For purposes of this Section 11.1(b), “Permitted Transferee” shall mean, with respect to a Holder, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons (or the Holder) control the management of assets, and any other entity in which these persons (or the Holder) own more than fifty percent of the voting interests, or any other transferee specifically approved by the Administrator after taking into account any federal, state, local and foreign tax and securities laws applicable to transferable Non-Qualified Stock Options.

11.2. Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 11.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board, or the Executive Compensation Committee of the Board. However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 11.3, (i) increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan, (ii) decrease the exercise price of any outstanding Option or Stock Appreciation Right granted under the Plan, or (iii) result in a material change in eligibility requirements. Except as provided in Section 11.12, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the first to occur of the following events:

(a) The expiration of ten (10) years from the date the Plan is adopted by the Board; or

(b) The expiration of ten (10) years from the date the Plan is first approved by the Company’s stockholders.

11.3. Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a) Subject to Section 11.3(d), in the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or

26

exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event that affects the Common Stock, then the Administrator shall equitably adjust any or all of the following in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award:

(i) The number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, without limitation, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued under the Plan, adjustments of the Award Limit, and adjustments of the manner in which shares subject to Full Value Awards will be counted);

(ii) The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards;

(iii) The number and kind of shares of Common Stock (or other securities or property) for which automatic grants are subsequently to be made to new and continuing Non-Employee Directors pursuant to Section 4.6; and

(iv) The grant or exercise price with respect to any Award.

(b) Subject to Section 11.3(d), in the event of any transaction or event described in Section 11.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested;

(ii) To provide for the replacement of such Award with other rights or property selected by the Administrator in its discretion having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested;

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(iii) To provide that the Award cannot vest, be exercised or become payable after such event;

(iv) To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or the provisions of such Award;

(v) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(vi) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant, exercise or purchase price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future; and

(vii) To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock, Restricted Stock Units or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 7.5 or forfeiture under Section 7.4 after such event.

(c) Subject to Sections 11.3(d) and 3.2, the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

(d) With respect to Awards which are granted to Covered Employees and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded down to the next whole number.

(e) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase

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stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(f) No action shall be taken under this Section 11.3 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

11.4. Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. No Awards may be granted or awarded prior to such stockholder approval. In addition, if the Board determines that Awards other than Options or Stock Appreciation Rights which may be granted to Covered Employees should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company’s stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company’s stockholders previously approved the Plan.

11.5. Tax Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of this Plan. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow a Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under an Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Holder of such Award within six months (or such other period as may be determined by the Administrator) after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

11.6. Prohibition on Repricing. Subject to Section 11.3, the Administrator shall not, without the approval of the stockholders of the Company, authorize the amendment of any outstanding Award to reduce its price per share. Furthermore, no Award shall be canceled and replaced with the grant of an Award having a lesser price per share without the further approval of stockholders of the Company. Subject to Section 11.2, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award.

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11.7. Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that: (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Employment, Termination of Directorship or Termination of Consultancy occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Employment, Termination of Directorship or Termination of Consultancy for “cause” (as such term is defined in the discretion of the Administrator, or as set forth in a written agreement relating to such Award between the Company and the Holder).

11.8. Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

11.9. Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal, state, local and foreign laws, rules and regulations (including but not limited to federal, state and foreign securities law and margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

11.10. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

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11.11. Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

11.12. Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

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* * * * *

I hereby certify that the foregoing Safeway Inc. 2007 Equity and Incentive Award Plan was duly adopted by the Board of Directors of Safeway Inc. on             , 2007.

Executed on this             day of             , 2007.

Corporate Secretary

* * * * *

I hereby certify that the foregoing Safeway Inc. 2007 Equity and Incentive Award Plan was approved by the stockholders of Safeway Inc. on             , 2007.

Executed on this             day of             , 2007.

Corporate Secretary

* * * * *

I hereby certify that, as of the effective date of the Safeway Inc. 2007 Equity and Incentive Award Plan, an aggregate of             shares of common stock, par value $0.01 per share, of Safeway Inc. were available for future awards under the 1999 Amended and Restated Equity Participation Plan of Safeway Inc., as amended.

Executed on this             day of             , 2007.

Corporate Secretary

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APPENDIX B

AMENDED AND RESTATED CAPITAL PERFORMANCE BONUS PLAN

FOR EXECUTIVE OFFICERS AND KEY EMPLOYEES OF SAFEWAY INC.

Safeway Inc., a Delaware corporation (the “Company”), previously adopted The Capital Performance Bonus Plan for Executive Officers of Safeway Inc. (the “Plan”). The objectives of the Plan are to motivate and reward the Company’s executive officers and key employees to produce results that increase shareholder value and to encourage individual and team behavior that helps the Company achieve both short and long-term corporate objectives.

The Plan is hereby amended and restated in its entirety, effective as of March 7, 2007 (the “Amendment and Restatement Effective Date”). Bonus awards granted under the Plan prior to March 7, 2007 shall be subject to the terms and conditions of the Plan as in effect immediately prior to the Amendment and Restatement Date.

ARTICLE I

DEFINITIONS

Section 1.1 - Base Compensation.  “Base Compensation” of a Participant shall mean the Participant’s regular base salary, excluding bonuses, expense reimbursements, moving expenses, fringe benefits, stock options, restricted stock and other stock-based awards, and other payments which are not considered part of regular base salary, determined without regard to any reduction under a plan subject to Section 125 or 401(k) of the Code or any deferral under a non-qualified deferred compensation plan.

Section 1.2 - Board.  “Board” shall mean the Board of Directors of the Company.

Section 1.3 - CEO.  “CEO” shall mean the chief executive officer of the Company.

Section 1.4 - Code.  “Code” shall mean the Internal Revenue Code of 1986, as amended.

Section 1.5 - Committee.  “Committee” shall mean the Executive Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 6.1.

Section 1.6 - Eligible Project.  “Eligible Project” shall mean either a First Year Eligible Project or a Third Year Eligible Project. “First Year Eligible Project” shall mean a new store or remodel project which (a) has been (or is expected to be) completed during the Performance Period or the most recently completed fiscal year of the Company immediately preceding the Performance Period (unless otherwise determined by the Committee) and (b) with respect to which an audit has been (or is expected to be) completed during the Performance Period. “Third Year Eligible Project” shall mean a new store or remodel project with respect to which an audit has been (or is expected to be) completed during the second fiscal year of the Company following the fiscal year during which such project was audited as a First Year Eligible Project.

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Section 1.7 - Participant.  “Participant” shall mean any executive officer or key employee of the Company who has been selected by the Committee to receive a bonus award under the Plan.

Section 1.8 - Performance Criteria.  “Performance Criteria” shall mean the criteria (and adjustments) that the Committee selects for a bonus award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

(a)    The Performance Criteria that shall be used to establish Performance Goals are limited to operating profit and return on invested capital, either of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group.

(b)    The Committee may, in its discretion, at the time of grant, specify in the bonus award that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals for one or more of the items of gain, loss, profit or expense: (i) determined to be extraordinary or unusual in nature or infrequent in occurrence, (ii) related to the disposal or discontinued operation of a segment of a business (whether or not such segment qualifies as a “business segment” under GAAP), (iii) related to a change in accounting principle under GAAP, and (iv) attributable to the business operations of any entity acquired by the Company (or a subsidiary of the Company) during the fiscal year.

Section 1.9 - Performance Goals.  “Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Committee for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, store or Eligible Project. The achievement of each Performance Goal (and any adjustments thereto) shall be determined in accordance with GAAP to the extent applicable or, if not applicable, in accordance with the Company’s accounting practices, as in effect on the first day of such Performance Period.

Section 1.10 - Performance Period.  “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a bonus award.

ARTICLE II

BONUS AWARDS

Section 2.1 - Bonus Awards.    Any executive officer or key employee selected by the Committee may be granted one or more bonus awards under the Plan for one or more Performance Periods. For each Performance Period established by the Committee, the Committee shall establish one or more objectively determinable Performance Goals. At the time a bonus award is granted pursuant to this Section 2.1, the Committee shall specify the maximum bonus amount (“Bonus Amount”) to be paid upon the achievement of one or more of the Performance Goals established by the Committee for the Performance Period, which maximum

2

Bonus Amount may not exceed 30% of the Participant’s Base Compensation payable during the Performance Period.

Section 2.2 - Maximum Bonus Amounts.  Notwithstanding anything to the contrary in Section 2.1, the maximum aggregate amount payable pursuant to all bonus awards granted to the CEO under the Plan during any calendar year shall not exceed $500,000 and the maximum aggregate amount payable pursuant to all bonus awards granted to a Participant (other than the CEO) under the Plan during any calendar year shall not exceed $350,000.

Section 2.3 - Certification; Negative Discretion.  Following the completion of each Performance Period and prior to payment of any bonus award granted under the Plan with respect to such Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining a Participant’s actual bonus amount, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account the recommendations of the CEO and such additional factors, if any, that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

SECTION 2.4 - Other Incentive Awards.  The Plan shall not be the exclusive means for the Company to award incentive compensation to Participants. No executive officer or key employee of the Company has a guaranteed right to any discretionary bonus as a substitute for a bonus award under the Plan in the event that Performance Goals are not met or that the Company’s stockholders fail to approve or reapprove the Plan.

ARTICLE III

PAYMENT OF BONUS AWARD

Section 3.1 - Form of Payment.  Each bonus award shall be paid in cash.

Section 3.2 - Timing of Payment.

(a)    Unless otherwise determined by the Committee, each bonus award shall be paid as soon as practicable after the Committee certifies in writing that the Performance Goals specified for such bonus award were in fact satisfied.

(b)    Bonus award payments are not intended to constitute a deferral of compensation subject to Section 409A of the Code and are intended to satisfy the “short-term deferral” exemption under the Treasury Regulations pursuant to Section 409A of the Code. Subject to subsection 3.2(a), and to the extent necessary to cause the bonus awards under the Plan to satisfy the “short-term deferral” exemption under the Treasury Regulations pursuant to Section 409A of the Code, bonus award payments under the Plan shall be made not later than the later of (i) the fifteenth day of the third month following the Participant’s first taxable year in which the right to receive payment of the Bonus Amount is no longer subject to a substantial risk of forfeiture, or (ii) the fifteenth day of the third month following the Company’s first taxable year in which the right to receive payment of the Bonus Amount is no longer subject to a substantial risk of forfeiture.

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Section 3.3 - Taxes.  All amounts payable hereunder shall be subject to applicable federal, state, local and foreign tax withholding.

ARTICLE IV

SECTION 162(m)

Section 4.1 - Qualified Performance-Based Compensation.  The Committee, in its discretion, may determine whether a bonus award should qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and may take such actions which it may deem necessary to ensure that such bonus award will so qualify. Any such bonus award shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) and any regulations or rulings issued thereunder that are requirements for qualifications as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

Section 4.2 - Performance Goals.  With respect to any bonus award which the Committee determines should constitute qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code and the Treasury Regulations thereunder, the applicable Performance Goals specified pursuant to Section 2.1 shall be established in writing no later than the ninetieth day following the commencement of the period of service to which the Performance Goals relate; provided, however, that in no event shall the Performance Goals be established after 25% of the period of service (as scheduled in good faith at the time the Performance Goals are established) has elapsed. The achievement of at least one Performance Goals established by the Committee shall be substantially uncertain at the time such Performance Goal is established in writing.

ARTICLE V

TRANSFERS AND TERMINATIONS

SECTION 5.1 - Terminations.  If a Participant’s employment with the Company is terminated for any reason other than death, disability or retirement prior to payment of any bonus award granted under the Plan, all of the Participant’s rights under the Plan shall terminate and the Participant shall not have any right to receive any further payments with respect to any bonus award granted under the Plan. The Committee may, in its discretion, determine what portion, if any, of the Participant’s bonus award granted under the Plan shall be paid if the Participant’s employment has been terminated by reason of death, disability or retirement.

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ARTICLE VI

ADMINISTRATION

Section 6.1 - Committee.

(a)    The Committee shall consist solely of two or more persons, each of whom is an “outside director” for purposes of Section 162(m) of the Code, appointed by and holding office at the pleasure of the Board.

(b)    Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

Section 6.2 - Duties and Powers of Committee.  It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. In its discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan, except with respect to matters which under Section 162(m) of the Code are required to be determined in the discretion of the Committee.

Section 6.3 - Majority Rule; Unanimous Written Consent.  The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by all members of the Committee.

ARTICLE VII

OTHER PROVISIONS

Section 7.1 - Amendment, Suspension or Termination of the Plan.  The Plan does not constitute a promise to pay and may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, with respect to bonus awards granted under the Plan which the Committee determines should constitute qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code and the Treasury Regulations thereunder, no action of the Board or the Committee may modify the Performance Goals applicable to any such bonus award, to the extent such modification would cause the bonus award to fail to constitute qualified performance-based compensation.

Section 7.2 - Effective Date.  The Plan shall be submitted for the approval of the Company’s stockholders. The Committee may grant bonus awards under the Plan at any time on or after the Amendment and Restatement Effective Date; provided, that no bonus amount shall be paid with respect to any bonus award granted under the Plan as amended and restated unless and until the Plan is approved by the Company’s stockholders in accordance with Section 7.3.

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SECTION 7.3 - Approval of Plan by Stockholders.

(a)    The Plan shall be submitted for the approval of the Company’s stockholders at the annual meeting of stockholders to be held in calendar year 2007. In the event that the Plan is not so approved, the Plan, as in effect immediately prior to the Amendment and Restatement Effective Date, shall remain in effect.

(b)    The Plan shall be subject to reapproval by the stockholders of the Company not later than the first stockholder meeting that occurs in the fifth year following the year in which the stockholders last approved the Plan, as required under the Treasury Regulations pursuant to Section 162(m) of the Code. In the event that the Plan is not so reapproved, no further bonus awards shall be granted under the Plan on or after the date of such stockholder meeting and any outstanding bonus award granted under the Plan shall be paid in accordance with the terms and conditions of the Plan and such bonus award.

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* * * * * *

I hereby certify that the foregoing is a true and correct copy of the Amended and Restated Capital Performance Bonus Plan for Executive Officers and Key Employees of Safeway Inc., as most recently approved by the Board of Directors of Safeway Inc. on                             , 2007.

Executed on this                              day of                             , 20    .

Safeway Inc.

By:

Title:

* * * * *

I hereby certify that the foregoing Amended and Restated Capital Performance Bonus Plan for Executive Officers and Key Employees of Safeway Inc. was most recently approved by the stockholders of Safeway Inc. on                             , 2007.

Executed on this                              day of                             , 20    .

Safeway Inc.

By:

Title:

7

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

000004

000000000.000 ext 000000000.000 ext 000000000.000 ext

000000000.000 ext 000000000.000 ext 000000000.000 ext

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 9:00 p.m., Pacific time, on May 15, 2007.

Vote by Internet

Log on to the Internet and go to www.investorvote.com

Follow the steps outlined on the secured website.

Vote by telephone

Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

123456 C0123456789 12345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Election of Directors — The Board of Directors recommends a vote FOR the listed nominees.

1. Election of Directors:

For Against Abstain

01 - Steven A. Burd

02 - Janet E. Grove

03 - Mohan Gyani

For Against Abstain

04 - Paul Hazen

05 - Robert I. MacDonnell

06 - Douglas J. Mackenzie

For Against Abstain

07 - Rebecca A. Stirn

08 - William Y. Tauscher

09 - Raymond G. Viault

B Other Proposals — The Board of Directors recommends a vote FOR proposals 2, 3, and 4, AGAINST stockholder proposals 5, 6, 7, 8, and 9.

For Against Abstain

2.	Approval of Safeway Inc. 2007 Equity and Incentive Award Plan.
3.	Approval of Amended and Restated Capital Performance Bonus Plan for Executive Officers and Key Employees of Safeway Inc.
4.	Ratification of appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2007.

For Against Abstain

5.	Stockholder proposal requesting cumulative voting.
6.	Stockholder proposal requesting that an independent director serve as Chairman of the Board.
7.	Stockholder proposal requesting the labeling of products of cloning or genetic engineering.
8.	Stockholder proposal requesting that the Company issue a sustainability report.
9.	Stockholder proposal requesting that the Company issue a report on “controlled-atmosphere killing.”

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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR SA SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND +

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IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

For the Annual Meeting - May 16, 2007

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, having received the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 4, 2007, appoints Steven A. Burd and Robert A. Gordon, and each or either of them as Proxies, with full power of substitution, to represent and vote all the shares of Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at the corporate offices of Safeway Inc., 5918 Stoneridge Mall Road, Pleasanton, California on Thursday, May 16, 2007 at 1:30 p.m. or at any and all adjournments or postponements thereof, with all powers which the undersigned would possess if personally present.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED “FOR” ALL NOMINEES LISTED UNDER ITEM (1), “FOR” THE PROPOSALS DESCRIBED IN ITEMS (2), (3), AND (4) AND “AGAINST” THE STOCKHOLDER PROPOSALS DESCRIBED IN ITEMS (5), (6), (7), (8) AND (9), ALL OF SAID ITEMS BEING MORE FULLY DESCRIBED IN THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE ACCOMPANYING PROXY STATEMENT, AND, IN THE DISCRETION OF THE PROXIES, ON OTHER MATTERS THAT MAY PROPERLY BE PRESENTED AT THE MEETING. IF ANY OF THE NAMED NOMINEES SHOULD BECOME UNAVAILABLE PRIOR TO THE ANNUAL MEETING, THE PROXY WILL BE VOTED FOR ANY SUBSTITUTE NOMINEE OR NOMINEES DESIGNATED BY THE BOARD OF DIRECTORS. THE UNDERSIGNED RATIFIES AND CONFIRMS ALL THAT SAID PROXIES OR THEIR SUBSTITUTES MAY LAWFULLY DO BY VIRTUE HEREOF.

Safeway stockholders as of the close of business on March 19, 2007 are entitled to attend the Annual Meeting. See “Annual Meeting Admission” on page 2 of the Proxy Statement for details on admission procedures.

C Non-Voting Items

Change of Address — Please print your new address below.

Meeting Attendance

Mark the box to the right if you plan to attend the Annual Meeting.

D Authorized Signatures — This section must be completed for your instruction to be executed.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm./dd/yyyy) — Please print date below.

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A, B AND D ON BOTH SIDES OF THIS CARD. +